UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-22739

                    IndexIQ Active ETF Trust
(Exact name of registrant as specified in charter)

51 Madison Avenue
                   New York, NY 10010
(Address of principal executive offices) (Zip code)

Kirk C. Lehneis
IndexIQ Advisors LLC
51 Madison Avenue
            New York, NY 10010
(Name and address of agent for service)

Registrant's telephone number, including area code:  1-888-474-7725

Date of fiscal year end: April 30

Date of reporting period: April 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form  N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

IndexIQ Active ETF Trust

Annual Report
April 30, 2023

IQ Ultra Short Duration ETF (ULTR)
IQ MacKay ESG Core Plus Bond ETF (ESGB)
IQ MacKay Multi-Sector Income ETF (MMSB)
IQ MacKay ESG High Income ETF (IQHI)
IQ MacKay Municipal Insured ETF (MMIN)
IQ MacKay Municipal Intermediate ETF (MMIT)
IQ MacKay California Municipal Intermediate ETF (MMCA)
IQ Winslow Large Cap Growth ETF (IWLG)
IQ Winslow Focused Large Cap Growth ETF (IWFG)

Not FDIC Insured | May Lose Value | No Bank Guarantee

The investment return and value of each of the Funds’ shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus and the statement of additional information include this and other relevant information about the Funds and are available by visiting newyorklifeinvestments.com/etf or by calling 1-888-474-7725. Read the prospectus carefully before investing.
Each of the Funds’ performance that is current to the most recent month-end is available by visiting newyorklifeinvestments.com/etf or by calling 1-888-474-7725.
Availability of Proxy Voting Policies and Proxy Voting Records
You may obtain a description of the IndexIQ Active ETF Trust proxy voting policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-888-474-7725, visiting neworklifeinvestments.com/etf, or by accessing the SEC’s website at www.sec.gov.
Availability of Quarterly Schedule of Investments
The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT is available on the Commission’s web site at www.sec.gov. Additionally, the Funds’ make their portfolio holdings for the first and third quarters of each fiscal year available on the Funds’ website at newyorklifeinvestments.com\documents.
Availablity of Premium/Discount Information
Each Funds’ premium/discount information is available, free of charge, on the Funds’ website at newyorklifeinvestments.com/etf or by calling 1-888-474-7725.
Electronic Delivery
Receive email notifications when your most recent shareholder communications are available for review. Access prospectuses, annual reports and semi-annual reports online.
To enroll:
Visit https://www.fundreports.com
If you have questions about IndexIQ e-Delivery services, contact a representative at 1-888-474-7725.
IndexIQ® and IQ® are registered service marks of New York Life Insurance Company.
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. IndexIQ® is the indirect wholly owned subsidiary of New York Life Investment Management Holdings LLC and serves as the advisor to the IndexIQ ETFs. ALPS Distributors, Inc. (ALPS) is the principal underwriter of the ETFs, and NYLIFE Distributors LLC is a distributor of the ETFs. NYLIFE Distributors LLC is located at 30 Hudson Street, Jersey City, NJ 07302. ALPS Distributors, Inc. is not affiliated with NYLIFE Distributors LLC. NYLIFE Distributors LLC is a Member FINRA/SIPC.

Shareholder Letter (unaudited)

Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices saw relatively modest overall changes during the 12-month reporting period ended April 30, 2023. A deeply challenging investment environment during the last eight months of 2022, driven by increasing inflationary pressures and aggressive monetary efforts to curb them, was followed by a more positive, but uneven, economic and monetary backdrop during the first four months of 2023.
In April 2022, before the start of the reporting period, U.S. inflation stood at an annualized rate of 8.3%, up from 4.2% a year earlier. The U.S. Federal Reserve (the “Fed”), had begun to take steps to curb inflation, raising the federal funds rate from near zero in March 2022. Eight separate rate hikes during the reporting period brought the benchmark rate up to 4.75-5.00% in March 2023. Inflation seemed to respond, easing steadily from a peak of 9.1% in June 2022 to 4.9% in April 2023. Although further interest rate increases are expected in 2023, by the end of the reporting period, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes curbing inflation to a degree.
Equity market behavior during the reporting period reflected the arc of monetary policy and economic developments. From May through early October 2022, as inflation raged and interest-rate increases accelerated, investors shied away from perceived risk, favoring relatively defensive and value-oriented sectors over growth-oriented sectors. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 13% during this time, while international stocks suffered even sharper losses. These trends reversed from mid-October 2022 through the end of the reporting period, as inflationary pressures eased and markets began to anticipate an end to rising interest rates. Between mid-October 2022 and April 30, 2023, the S&P 500® Index regained all the ground it lost earlier, ending in modestly positive territory. International developed-markets stocks bounced back even stronger, prompted by surprisingly robust economic resilience in Europe and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts while outperforming U.S. markets.
Fixed-income markets followed a similar pattern of retreat and recovery. Bond prices trended sharply downward early in the reporting period, as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion – with long-term rates lower than short-term rates – that persisted from July through the end of the reporting period. However, market sentiment improved in the second half of the reporting period as inflationary pressures eased. As the Fed decreased the magnitude of rate increases, focus turned toward the possibility of eventual rate reductions and a potential ‘soft landing’ for the economy. On the negative side, a small number of high-profile, regional U.S. bank failures in March and April 2023 raised fears of possible wider banking industry contagion and future credit constraints.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, at New York Life Investments we remain dedicated to providing the unique investment solutions required to build smarter portfolios during challenging times. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Management’s Discussion of Fund Performance (unaudited)

IQ Ultra Short Duration ETF
How did IQ Ultra Short Duration ETF perform during the 12 months ended April 30, 2023?
For the 12 months ended April 30, 2023 (the “reporting period”), IQ Ultra Short Duration ETF returned 2.53% at NAV (net asset value) and 2.63% at market price.1 To compare, the ETF’s Benchmark Index, the Bloomberg Short Treasury 3-6 Month Index,2 returned 2.76% for the same period.
What factors affected the ETF’s relative performance during the reporting period?
The ETF held overweight positions relative to the Bloomberg Short Treasury 3-6 Month Index in corporates, asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) throughout the reporting period. To facilitate these overweight positions, the ETF maintained an underweight position in the U.S. Treasury sector. The corporate sector was the ETF’s best-performing sector during the reporting period. The overweight position in ABS, particularly AAA3 floating-rate securities, also added to relative performance during the reporting period. The overweight position in CMBS, particularly AAA non-agency securities, detracted from performance. The underweight position in U.S. Treasury securities also detracted from relative performance.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
During the reporting period, the use of derivatives was limited to interest rate derivatives used to keep the duration4 of the ETF in line with portfolio management’s target duration. Generally, interest rate derivatives had a positive impact on performance.
What was the ETF’s duration strategy during the reporting period?
During the first half of the reporting period, the ETF maintained a duration that was shorter than that of the Bloomberg Short Treasury 3-6 Month Index. This duration positioning was accretive to performance as interest rates moved higher. During the second half of the reporting period, the ETF generally maintained a duration that was longer than that of the Index in the front end of the yield curve5 (0-2 years) and a duration shorter than the Index in the 7-to-10-year part of the curve. This curve positioning detracted from performance. As of April 30, 2023, the effective duration of the ETF was 0.38 years, compared to a duration of 0.36 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s relative performance and which sectors were particularly weak?
During the reporting period, the ETF maintained overweight exposure compared to the Bloomberg Short Treasury 3-6 Index in the industrials, financial and utility sectors, all of which were accretive the ETF’s relative performance. Among industrials, performance in the communications, energy and technology subsectors were particularly strong, with bonds issued by Verizon Communications Inc, PG&E Corporation and General Motors among the ETF’s best performers. Among financials, overweight exposure to the banking and finance company subsectors had the most positive impact on relative performance, particularly holdings in Bank of America, The Goldman Sachs Group and AerCap Ireland Capital. Within securitized products, ABS was the best performing sector. Within the ABS sector, AAA collateralized loan obligations (CLOs) were accretive to the ETF’s performance. Within the CMBS sector, the ETF’s overweight positions relative to the Index in the AAA

The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

See page 7 for more information on index returns.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to ETF holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the ETF.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5
The yield curve is a line that plots the yields of various securities of similar quality — typically U.S. Treasury issues — across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

Management’s Discussion of Fund Performance (unaudited)  (continued)

non-agency sub-component detracted from performance. The ETF’s underweight position in the Treasury sector relative to the Index also detracted from performance during the reporting period.
What were some of the ETF’s largest purchases and sales during the reporting period?
The ETF’s largest purchases during the reporting period included bonds issued by Morgan Stanley, JPMorgan Chase & Co., Pacific Gas and Electric, The Huntington National Bank and Capital One Financial. The ETF’s largest sales during the same period were holdings in Skyworks Solutions, Hyundai Capital America, Avery Dennison, Bayer US Finance II and OGE Energy.
How did the ETF’s sector weightings change during the reporting period?
During the reporting period, the ETF held overweight exposure relative to the Bloomberg Short Treasury 3-6 Index to the industrial, financial and utility subsectors within the corporate sector. The ETF increased its exposure to corporate credit during the fourth quarter of 2022 as all-in yield levels within investment-grade corporate bonds passed the earnings yield of the S&P 500® Index, which we identified as a potential positive catalyst for the sector. Investment-grade corporate yields reached levels not seen since 2009, a dynamic which subsequently resulted in increased demand within the asset class. Within the ABS sector, we increased the ETF’s allocation to the auto subsector to enhance portfolio yield. During the second half of the reporting period, we reduced the ETF’s allocation to CMBS to limit exposure within the sector as the fundamental backdrop remained uncertain.
How was the ETF positioned at the end of the reporting period?
As of April 30, 2023, the ETF held its most significant overweight exposure relative to the Bloomberg Short Treasury 3-6 Month Index in corporate securities. Within the corporate sector, the ETF held overweight positions in financials, industrials and utilities. The ETF’s second-largest overweight was concentrated in the ABS sector, particularly in the CLO subcomponent. The ETF also held overweight positions in the CMBS sector. As of the same date, the ETF held an underweight position in the U.S. Treasury sector.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception through 4/30/23)
Fund Performance History
IQ Ultra Short Duration ETF
(as of April 30, 2023)
	1 Year	3 Year	Since Inception1
	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ Ultra Short Duration ETF Market Price2	2.63%	1.45%	1.02%	3.88%
IQ Ultra Short Duration ETF NAV	2.53%	1.52%	1.03%	3.93%
Bloomberg Short Treasury 3-6 Month Index3	2.76%	0.96%	1.22%	4.65%

1
Fund Inception Date: 7/30/2019

2
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
The Bloomberg Short Treasury 3-6 Month Index is the primary benchmark index for the ETF. The Bloomberg Short Treasury 3-6 Month Index is a component of the Barclays Short Treasury Index, which includes aged U.S. Treasury bills, notes and bonds with a remaining maturity from 1 up to (but not including) 12 months and excludes zero coupon strips.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ MacKay ESG Core Plus Bond ETF
How did IQ MacKay ESG Core Plus Bond ETF perform during the 12 months ended April 30, 2023?
For the 12 months ended April 30, 2023 (the “reporting period”), IQ MacKay ESG Core Plus Bond ETF returned −1.31% at NAV (net asset value) and −1.59% at market price.1 To compare, the ETF’s Benchmark, the Bloomberg U.S. Aggregate Bond Index2 returned −0.43% for the same period.
What factors affected the ETF’s performance during the reporting period?
The ETF underperformed its benchmark, primarily due to the ETF’s slightly longer duration3 than that of the benchmark a position negatively impacted by the significant move in interest rates that occurred during the reporting period.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
During the reporting period, the ETF used U.S. Treasury futures to hedge its duration, a position that detracted slightly from returns.
What was the ETF’s duration strategy during the reporting period?
As mentioned above, the ETF maintained a slightly longer duration than that of the benchmark during the reporting period. As of April 30, 2023, the ETF’s duration was 6.5 years, versus a duration of 6.2 years for the benchmark.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
The ETF’s positioning in securitized products, along with selection and overweight exposure to both investment-grade and high-yield credit, made positive contributions to returns. (Contributions take weightings and total returns into account.) The largest detractors included underweight exposure to U.S. Treasury securities and select positions within preferred securities, specifically in the banking industry.
What were some of the ETF’s largest purchases and sales during the reporting period?
Within the investment-grade credit component of the ETF, we went “up in quality.” While the ETF maintained an overweight position in banks and utilities, we pared back exposure to regional banks late in the reporting period as concerns mounted regarding the viability of certain banks following the collapse of Silicon Valley Bank, Signature Bank and First Republic Bank. As valuations within the agency mortgage sector improved (spreads widened), we increased the ETF’s weight there as well. Both additions were funded by decreasing the ETF’s exposure to Treasury securities.
How did the ETF’s sector weightings change during the reporting period?
During the reporting period, the ETF increased its exposure to agency mortgages, commercial mortgages and residential mortgages. The ETF reduced its exposure to U.S. Treasury securities and high-yield corporate bonds.
How was the ETF positioned at the end of the reporting period?
As of April 30, 2023, the ETF held overweight exposure to investment-grade and high-yield corporate bonds, commercial mortgages and asset-backed securities. As of the same date, the ETF held underweight exposure to U.S. Treasury securities and agency mortgages.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 9 for more information on index returns.

3
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception through 4/30/23)
Fund Performance History
IQ MacKay ESG Core Plus Bond ETF
(as of April 30, 2023)
	1 Year	Since Inception1
	Avg Annual	Avg Annual	Cumulative
IQ MacKay ESG Core Plus Bond ETF Market Price2	-1.59%	-5.94%	-10.65%
IQ MacKay ESG Core Plus Bond ETF NAV	-1.31%	-5.86%	-10.50%
Bloomberg US Aggregate Bond Index3	-0.43%	-5.40%	-9.71%

1
Fund Inception Date: 6/29/2021

2
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
The Bloomberg US Aggregate Bond Index is the primary benchmark index for the ETF. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ MacKay Multi-Sector Income ETF
How did IQ MacKay Multi-Sector Income ETF perform during the period since its inception on July 26, 2022, through April 30, 2023 (the “reporting period”)?
For the reporting period, IQ MacKay Multi-Sector Income ETF returned 0.42% at NAV (net asset value) and 0.45% at market price.1 To compare, the ETF’s Benchmark Index, the Bloomberg U.S. Universal Index,2 returned −0.35% for the reporting period.
What factors affected the ETF’s performance during the reporting period?
Interest rate volatility continued throughout the reporting period, but by April 30, 2023, the ETF’s longer duration3 posture had a positive impact on returns, as rates along the yield curve4 fell during the reporting period. A rebound in credit, both investment grade and high yield, also had a positive impact on the ETF’s performance.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
The defining occurrence of the reporting period began in 2022 with the rapid repricing of expectations for global monetary policy, especially in the United States. An exceptionally strong labor market, concerns that long-term inflation expectations may become unanchored and few signs of a let-up in underlying inflation pressures led U.S. Federal Reserve officials to significantly adjust their outlook for monetary policy, and markets followed suit.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF used U.S. Treasury futures to hedge duration. These positions made a slightly positive contribution to returns. (Contributions take weightings and total returns into account.)
What was the ETF’s duration strategy during the reporting period?
The ETF maintained a longer duration than that of the Index during the reporting period. This duration position added slightly to the ETF’s relative performance. The duration of the ETF at the end of reporting was 6.6 years, compared with the Index duration of 6.0 years.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?
The ETF’s positions in securitized assets made the strongest contributions to performance during the reporting period. Overweight exposure to both investment-grade and high-yield corporate bonds also contributed positively to returns. Underweight exposure to Treasury securities and select positions within preferred securities, specifically within the banking industry, detracted.
What were some of the ETF’s largest purchases and sales during the reporting period?
There were no material changes to the ETF’s positions during the reporting period. That said, to move the ETF up in quality, we slightly trimmed high-yield and investment-grade credit exposure, while increasing exposure to U.S. Treasury securities and mortgages.
How did the ETF’s sector weightings change during the reporting period?
We increased the ETF’s positions in U.S. Treasury securities and in agency and residential mortgages, while reducing positions in high-yield corporate bonds and commercial mortgages.

1
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 12 for more information on index returns.

3
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4
The yield curve is a line that plots the yields of various securities of similar quality — typically U.S. Treasury issues — across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How was the ETF positioned at the end of the reporting period?
As of April 30, 2023, relative to the Index, the ETF held overweight exposure to investment-grade and high-yield corporate bonds, commercial mortgages and asset-backed securities. As of the same date, the ETF held underweight exposure to U.S. Treasury securities and agency mortgages.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception through 4/30/23)
Fund Performance History
IQ MacKay Multi-Sector Income ETF
(as of April 30, 2023)
Since Inception1
Cumulative
IQ MacKay Multi-Sector Income ETF Market Price2	0.45%
IQ MacKay Multi-Sector Income ETF NAV	0.42%
Bloomberg U.S. Universal Index3	-0.35%

1
Fund Inception Date: 7/26/2022

2
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
The Bloomberg U.S. Universal Index is the primary benchmark index for the ETF. The Bloomberg U.S. Universal Index represents the union of the US Aggregate Index, US Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, US Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, whithout which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ MacKay ESG High Income ETF
How did IQ MacKay ESG High Income ETF perform during the period since its inception on October 25, 2022, through April 30, 2023 (the “reporting period”)?
For the reporting period, IQ MacKay ESG High Income ETF returned 7.12% at NAV (net asset value) and 7.29% at market price.1 To compare, the ETF’s Benchmark Index, the Bloomberg Very Liquid High Yield Index,2 returned 8.14% for the same period.
What factors affected the ETF’s relative performance during the reporting period?
Despite the banking crisis that erupted in mid-March 2023, the reporting period ended with good gains for credit investors. While the current environment continues to indicate that we are in the late stages of the economic cycle and a time when caution is warranted, as supported by the events within the banking sector in March, it is interesting to note that high-yield spreads are near the median percentile versus historical levels.
Looking at performance by quality, all segments delivered positive results, with lower-quality bonds outpacing their higher-quality counterparts, benefiting from a healthy appetite for risk, particularly in January 2023. Bonds rated CCC3 and below were the top performers. Similarly, there were gains within all high-yield sectors. Leisure delivered the strongest results, benefiting from the continued economic reopening. Banking was the worst performer, driven by the idiosyncratic failures within the sector and concerns about possible contagion.
What was the ETF’s duration4 strategy during the reporting period?
The duration of the ETF at the end of the reporting period was 3.75 years, slightly longer than the duration of the Index at 3.6 years.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s relative performance and which sectors were particularly weak?
During the reporting period, communications, technology and energy were top-performing sectors, while consumer cyclical and non-cyclicals were the most significant detractors.
What were some of the ETF’s largest purchases and sales during the reporting period?
During the reporting period, the ETF initiated positions in Community Health Systems (medical facilities), Altice USA (telecommunications) and Dana (auto parts). During the same period, the ETF exited positions in Clear Channel Outdoors (advertising), Brookfield Residential Properties and Nationstar Mortgage.
How did the ETF’s sector weightings change during the reporting period?
There were no material changes to the ETF’s positioning during the reporting period. We continue to maintain our late cycle view, which is reflected in the ETF’s up-in-quality portfolio positioning.
How was the ETF positioned at the end of the reporting period?
As of April 30, 2023, the ETF held overweight exposure to energy, technology and basic industry, and underweight exposure to consumer cyclical and communications.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

1
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 14 for more information on index returns.

3
An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

4
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception through 4/30/23)
Fund Performance History
IQ MacKay ESG High Income ETF
(as of April 30, 2023)
Since Inception1
Cumulative
IQ MacKay ESG High Income ETF Market Price2	7.29%
IQ MacKay ESG High Income ETF NAV	7.12%
Bloomberg Very Liquid High Yield Index3	8.14%

1
Fund Inception Date: 10/25/2022

2
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
Bloomberg Very Liquid High Yield Index is the primary benchmark index for the ETF. The Bloomberg Very Liquid High Yield Index is designed to measure the performance of publicly issued U.S. dollar denominated high yield corporate bonds with above-average liquidity. High yield securities are generally rated below investment grade and are commonly referred to as “junk bonds.”

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, whithout which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ MacKay Municipal Insured ETF
How did IQ MacKay Municipal Insured ETF perform during the 12 months ended April 30, 2023?
For the 12 months ended April 30, 2023 (the “reporting period”), IQ MacKay Municipal Insured ETF returned 1.74% at NAV (net asset value) and 2.00% at market price.1 To compare, the ETF’s Benchmark Index, the Bloomberg Municipal All Insured Bond Index2 returned 2.89% for the same period.
What factors affected the ETF’s performance during the reporting period?
The ETF underperformed its Benchmark Index during the reporting period, in part due to structure and yield curve3 positioning. A slight overweight exposure to 5% coupons aided in the ETF’s relative performance; however the ETF’s overweight exposure to 4% coupons and underweight exposure to zeros represented a significant drag. Late in the reporting period, U.S. Treasury interest rates pivoted lower as the U.S. Federal Reserve hinted toward an end to its historic hiking cycle. Overweight positioning in the local general obligation sector produced the largest absolute and relative outperformance; however underweight positions in the transportation and leasing sectors more than offset this benefit. From a geographic perspective, credit selection in the states of Illinois and Texas aided relative results; however the ETF’s exposure to credits in the states of New Jersey and California detracted from absolute and relative results.
What was the ETF’s duration4 strategy during the reporting period?
The ETF typically maintains a duration-neutral strategy that falls within a +/− 10% band of the Benchmark Index’s duration. The ETF finished the reporting period with a modified duration5 of 6.72 years versus the Benchmark Index’s modified duration of 7.08 years. The ETF’s slightly below-benchmark duration represented a modest drag on the ETF’s relative results.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
Overweight positioning in the local general obligation sector produced the largest absolute and relative outperformance; however underweight positions in the transportation and leasing sectors more than offset this benefit.
What were some of the ETF’s largest purchases and sales during the reporting period?
The ETF typically maintains a very diversified portfolio. The largest trade during the reporting period was less than 1.44% of the ETF. No single trade represented a large percentage of the ETF’s assets.
How did the ETF’s sector weightings change during the reporting period?
During the reporting period, the ETF’s decreased its exposure to the education, hospital and water/sewer sectors. The ETF increased its exposure to the local general obligation, transportation and leasing sectors.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 17 for more information on index returns.

3
The yield curve is a line that plots the yields of various securities of similar quality — typically U.S. Treasury issues — across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

4
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5
Modified duration is inversely related to the approximate percentage change in price for a given change in yield.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How was the ETF positioned at the end of the reporting period?
As of April 30, 2023, the ETF held significantly overweight exposure to the local general obligation sector of 45.49% versus 16.76% for the Underlying Index. In addition, the ETF held overweight exposures versus the Index to credits in the states of Illinois (22.58% versus 9.28%), and Texas (12.22% versus 9.08%). From a sector standpoint, the ETF’s largest relative underweight exposure was to the transportation sector (11.09% versus 19.31%). The largest underweight exposure from a geographic standpoint was to credits in the state of California (8.68% versus 19.48%).
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception through 4/30/23)
Fund Performance History
IQ MacKay Municipal Insured ETF
(as of April 30, 2023)
	1 Year	3 Year	5 Year	Since Inception1
	Avg Annual	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ MacKay Municipal Insured ETF Market Price2	2.00%	0.13%	2.12%	2.03%	11.77%
IQ MacKay Municipal Insured ETF NAV	1.74%	0.21%	2.24%	2.00%	11.59%
Bloomberg Municipal All Insured Bond Index3	2.89%	0.78%	2.47%	2.04%	11.86%

1
Fund Inception Date: 10/18/2017

2
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
The Bloomberg Municipal All Insured Bond Index is the primary benchmark index for the ETF. The Bloomberg Municipal All Insured Bond Index is a total return performance benchmark for municipal bonds that are backed by insurers with Aaa/AAA ratings and have maturities of at least one year.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, whithout which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ MacKay Municipal Intermediate ETF
How did IQ MacKay Municipal Intermediate ETF perform during the 12 months ended April 30, 2023?
For the 12 months ended April 30, 2023 (the “reporting period”), IQ MacKay Municipal Intermediate ETF returned 2.66% at NAV (net asset value) and 2.80% at market price.1 To compare, the ETF’s Benchmark Index, the Bloomberg Municipal Bond Index 1-15 Year Blend2 returned 3.50% for the same period.
What factors affected the ETF’s performance during the reporting period?
The ETF underperformed its Benchmark Index during the reporting period, in part due to structure and yield curve3 positioning. Underweight exposure to bonds maturing between and one and 15 years detracted from relative performance, while overweight exposure to bonds maturing beyond 15 years added to performance. The ETF’s below-Index exposure to 5.0% coupons dragged on performance. In the first eight months of the reporting period, the ETF underperformed due to the rapid rise of interest rates in reaction to higher inflation and the response of the U.S. Federal Reserve. In the last four months of the reporting period, the ETF, however, the ETF’s curve positioning and coupon structure contributed to relative performance.
What was the ETF’s duration4 strategy during the reporting period?
The ETF typically maintains a duration-neutral strategy that falls within a +/− 10% band of the Underlying Index’s duration. The ETF finished the reporting period with a modified duration5 of 4.3 years versus the benchmark modified duration of 4.1 years. The ETF’s slightly long duration represented a modest drag on the relative results.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
Over the reporting period, the ETF’s underweight and underperforming exposure to both the local and state general obligation sectors detracted from performance. For the same period, no sectors contributed positively to relative performance.
What were some of the ETF’s largest purchases and sales during the reporting period?
The ETF typically maintains a very diversified portfolio. The largest buy trade during the reporting period was a high quality general obligation issue for Parker TX that represented less than 1.65% of the ETF. The largest sell trade was for a smaller position of Yale University variable rate demand notes, which are a cash equivalent. No single trades represented a large percentage of the ETF’s assets.
How did the ETF’s sector weightings change during the reporting period?
During the reporting period, the ETF’s exposure to local general obligation bonds declined from 26.5% to 23.4%, while exposure to the hospital sector declined from 8.7% to 6.4%. Over the same period, exposure to the water/sewer sector rose from 7.2% to 10.4%, while exposure to the IDR/PCR (industry development revenue/pollution control revenue) sector position increased from 4.8% to 7.4%.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 20 for more information on index returns.

3
The yield curve is a line that plots the yields of various securities of similar quality — typically U.S. Treasury issues — across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

4
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5
Modified duration is inversely related to the approximate percentage change in price for a given change in yield.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How was the ETF positioned at the end of the reporting period?
As of April 30, 2023, the ETF held an overweight position in the local general obligation sector, with 23.4% exposure versus 15.6% for the Underlying Index. In addition, the ETF held overweight exposures to credits in the states of Illinois (10.5% versus 4.8%) and Texas (14.4% versus 9.2%). From a sector standpoint the ETF’s most significantly underweight exposure was to the state general obligation sector (7.1% versus 16.8%). The most significantly underweight exposures from a geographic standpoint were to credits in the states of California (6.9% versus 16.7%) and New York (7.4% versus 15.0%).
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception through 4/30/23)
Fund Performance History
IQ MacKay Municipal Intermediate ETF
(as of April 30, 2023)
	1 Year	3 Year	5 Year	Since Inception1
	Avg Annual	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ MacKay Municipal Intermediate ETF Market Price2	2.80%	1.28%	2.56%	2.27%	13.25%
IQ MacKay Municipal Intermediate ETF NAV	2.66%	1.23%	2.56%	2.25%	13.11%
Bloomberg Municipal Bond Index 1-15 Year Blend3	3.50%	0.85%	2.08%	1.61%	9.23%

1
Fund Inception Date: 10/18/2017

2
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
The Bloomberg Municipal Bond Index 1-15 Year Blend is the primary benchmark index for the ETF. The Bloomberg Municipal Bond Index 1-15 Year Blend covers the U.S. dollar-denominate long-term tax-exempt bond market. The index has four main sectors state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, whithout which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ MacKay California Municipal Intermediate ETF
How did IQ MacKay California Municipal Intermediate ETF perform during the 12 months ended April 30, 2023?
For the 12 months ended April 30, 2023 (the “reporting period”), IQ MacKay California Municipal Intermediate ETF returned 2.28% at NAV (net asset value) and 2.33% at market price.1 To compare, the ETF’s Benchmark Index, the Bloomberg California Intermediate Municipal Bond Index2 returned 4.32% for the reporting period.
What factors affected the ETF’s performance during the reporting period?
A longer duration3 profile during the reporting period, along with overweight exposure to lower coupon structures relative to the Benchmark Index, negatively impacted the ETF’s relative performance, as U.S. Treasury yields jumped significantly through the first half of the reporting period.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
The U.S. Federal Reserve’s hawkish stance against inflation had a negative impact on performance, as interest rates increased dramatically during the first half of the reporting period, resulting in an inverted Treasury yield curve.4
What was the ETF’s duration strategy during the reporting period?
The ETF’s duration strategy was to be positioned in line with the Benchmark Index. As municipal and U.S. Treasury yields moved significantly higher during the first half of the reporting period, many of the ETF’s lower coupon bonds began to price at a discount, which resulted in a longer duration profile for the overall ETF versus the Index. During the second half of the reporting period, we reduced the ETF’s overweight to 3% coupon bonds, as well as longer, out-of-Index securities, and brought the ETF’s duration in line with, to slightly shorter than, the Index.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
The strongest positive contributions to the ETF’s performance relative to the Benchmark Index during the reporting period came from overweight exposure to the local general obligation and other revenue sectors. (Contributions take weightings and total returns into account.) Conversely, the weakest contributions to relative performance came from underweight exposure to the state general obligation and water/sewer sectors.
What were some of the ETF’s largest purchases and sales during the reporting period?
Reflecting our objective of running a highly diversified portfolio, all the ETF’s purchases and sales were similar in size, at approximately 2%. During the reporting period, we took an active trading approach to restructuring the ETF to reduce some of its structurally overweight positions (hospital and 3% and 4% coupons), while increasing its underweight exposures (5% coupons and bonds with maturities in the five-to-ten-year range).
How did the ETF’s sector weightings change during the reporting period?
During the reporting period, we reduced the ETF’s overweight exposure to hospital- and water/sewer-backed debt, while increasing exposure to IDR/PCR (industry development revenue/pollution control revenue), transportation- and state general obligation-backed debt.

1
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 23 for more information on index returns.

3
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4
The yield curve is a line that plots the yields of various securities of similar quality — typically U.S. Treasury issues — across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How was the ETF positioned at the end of the reporting period?
As of April 30, 2023, the ETF continued to hold significantly overweight exposure to the local general obligation sector relative to the Benchmark Index, with 23.39% exposure versus 14.41% Index weighting. Conversely, the ETF maintained underweight exposure to the state general obligation sector, with 8.21% exposure versus 28.74% for the Index, but increased exposure by several percentage points as opportunities arose. From a relative perspective, the ETF held exposure to Puerto Rico- and Guam-issued bonds that the Index did not hold. Lastly, the Index only holds investment-grade securities, while the ETF can hold up to 20% non-investment-grade securities. At the end of the reporting period, the ETF had 12.3% exposure to these lower-rated issuers.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception through 4/30/23)
Fund Performance History
IQ MacKay California Municipal Intermediate ETF
(as of April 30, 2023)
	1 Year	Since Inception1
	Avg Annual	Avg Annual	Cumulative
IQ MacKay California Municipal Intermediate ETF Market Price2	2.33%	-7.55%	-10.12%
IQ MacKay California Municipal Intermediate ETF NAV	2.28%	-7.59%	-10.17%
Bloomberg California Intermediate Municipal Bond Index3	4.32%	-3.09%	-4.17%

1
Fund Inception Date: 12/21/2021

2
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
The Bloomberg California Intermediate Municipal Bond Index is the primary benchmark index for the ETF. The Bloomberg California Intermediate Municipal Bond Index is an unmanaged index of investment grade tax-exempt California bonds with maturities of five to 10 years.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, whithout which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ Winslow Large Cap Growth ETF
How did IQ Winslow Large Cap Growth ETF perform during the period since its inception on June 23, 2022, through April 30, 2023 (the “reporting period”)?
For the reporting period, IQ Winslow Large Cap Growth ETF returned 14.89% at NAV (net asset value) and 14.85% at market price.1 To compare, the ETF’s benchmark Index, the Russell 1000 Growth Index,2 returned 14.69% for the reporting period.
What factors affected the ETF’s performance during the reporting period?
Large-cap equities generated strong returns for the reporting period. Inflation concerns mellowed, and while the U.S. Federal Reserve (the “Fed”) continued to raise rates, 2-year and 10-year U.S. Treasury yields declined, with investors factoring in a nearer-term end to the tightening cycle. Markets also absorbed the failures of Silicon Valley Bank and Credit Suisse and the flight of deposits away from many banks. One outcome may be the reduction of credit availability in coming months, further dampening economic activity and the need for future Fed rate hikes.
Multiple compression throughout much of 2022 presented attractive starting-point valuations for many companies with resilient and high compounding growth levels. The longer duration of their free cash flow generation positioned growth equities as key beneficiaries for interest rate stabilization, and even more so should rates decline.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
At the start of the reporting period, revenue expectations for many growth equities had been rebased to levels that could be exceeded even in a slowing macro environment. In addition, the 2022 market downturn prompted many company managements to reassess their expense structures. We have long believed that disciplined growth with an emphasis on free cash flow generation and prudent use of employee stock options are drivers of long-term strong stock performance. We view many companies’ increased focus on per-share earnings efficiency as an important inflection point for the markets; one that is poised to further propel growth equity outperformance.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s relative performance and which sectors were particularly weak?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s performance relative to the Index were consumer discretionary and health care, driven by strong security selection. The sectors that made the weakest contributions to the ETF’s absolute performance were information technology and industrials, also driven by security selection.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period included semiconductor company NVIDIA and multi-national software, services and solutions provider Microsoft. We believe NVIDIA and Microsoft are both well positioned to benefit from the strong secular trends in generative AI (artificial intelligence).
During the same period, the weakest contributors to the ETF’s absolute performance were electric vehicle and energy generation and storage company Tesla and collaboration and productivity software provider Atlassian. Tesla detracted from performance amid concerns regarding demand and price cuts that the company would likely need to make to stimulate demand as production increases. After suffering through a

1
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 26 for more information on index returns.

Management’s Discussion of Fund Performance (unaudited)  (continued)

period of weakening fundamentals in 2022, Atlassian management finally delivered realistic guidance in the first quarter of 2023 and initiated the company’s first-ever $1 billion buyback program.
How did the ETF’s sector weightings change during the reporting period?
During the reporting period, there were several material changes to the ETF’s positioning at the sector level. The largest decrease in exposure were in industrials and consumer staples, while the largest (and only material) increase was in information technology.
How was the ETF positioned at the end of the reporting period?
The ETF’s portfolio structure changed materially during the reporting period, reflecting the market’s factoring in a nearer-term end to the interest-rate tightening cycle. Our flexible “No Preferred Habitat” investment style allows our team to diversify the ETF’s assets across three different, yet complementary, types of growth companies: dynamic growth, consistent growth and cyclical growth. As of April 30, 2023, consistent growth continued to represent the ETF’s largest allocation. However, lowered expectations and a focus on earnings efficiency provided an opportunity to add to dynamic growth stocks at compelling valuations. Although dynamic growth remained the ETF’s smallest allocation in absolute terms, it increased to a larger overweight position relative to the Index. The ETF’s cyclical growth allocation remained a relatively underweight position, consistent with our slowing macroeconomic outlook for the remainder of 2023.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception through 4/30/23)
Fund Performance History
IQ Winslow Large Cap Growth ETF
(as of April 30, 2023)
Since Inception1
Cumulative
IQ Winslow Large Cap Growth ETF Market Price2	14.85%
IQ Winslow Large Cap Growth ETF NAV	14.89%
Russell 1000® Growth Index3	14.69%

1
Fund Inception Date: 6/23/2022

2
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
The Russell 1000® Growth Index is the primary benchmark index for the ETF. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price to-book ratios and higher forecasted growth values.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, whithout which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ Winslow Focused Large Cap Growth ETF
How did IQ Winslow Focused Large Cap Growth ETF perform during the period since its inception on June 23, 2022, through April 30, 2023 (the “reporting period”)?
For the reporting period, IQ Winslow Focused Large Cap Growth ETF returned 18.12% at NAV (net asset value) and 18.11% at market price.1 To compare, the ETF’s benchmark Index, the Russell 1000 Growth Index,2 returned 14.69% for the reporting period.
What factors affected the ETF’s performance during the reporting period?
Large-cap equities generated strong returns for the reporting period. Inflation concerns mellowed, and while the U.S. Federal Reserve (the “Fed”) continued to raise rates, 2-year and 10-year U.S. Treasury yields declined, with investors factoring in a nearer-term end to the tightening cycle. Markets also absorbed the failures of Silicon Valley Bank and Credit Suisse and the flight of deposits away from many banks. One outcome may be the reduction of credit availability in coming months, further dampening economic activity and the need for future Fed rate hikes.
Multiple compression throughout much of 2022 presented attractive starting-point valuations for many companies with resilient and high compounding growth levels. The longer duration of their free cash flow generation positioned growth equities as key beneficiaries for interest rate stabilization, and even more so should rates decline.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
At the start of the reporting period, revenue expectations for many growth equities had been rebased to levels that could be exceeded even in a slowing macro environment. In addition, the 2022 market downturn prompted many company managements to reassess their expense structures. We have long believed that disciplined growth with an emphasis on free cash flow generation and prudent use of employee stock options are drivers of long-term strong stock performance. We view many companies’ increased focus on per-share earnings efficiency as an important inflection point for the markets; one that is poised to further propel growth equity outperformance.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s relative performance and which sectors were particularly weak?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s performance relative to the Index were consumer discretionary and energy, driven by strong security selection. The sectors that made the weakest contributions to the ETF’s absolute performance were consumer staples and information technology, also predominantly driven by security selection.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period were semiconductor company NVIDIA and fast-food restaurant Chipotle Mexican Grill. We believe NVIDIA is likely to benefit from the strong secular trends in generative AI (artificial intelligence). We continue to like Chipotle’s 8-10% unit growth, mid-to-high single-digit same-store comps, and expanding margins due to improved productivity and the expansion of  “Chipotlanes”, Chipotle’s pick-up window that is strictly used for online orders that are placed using Chipotle’s mobile app.

1
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 29 for more information on index returns.

Management’s Discussion of Fund Performance (unaudited)  (continued)

During the same period, the weakest contributors to the ETF’s absolute performance were cosmetics firm The Estée Lauder Companies and Alphabet, parent company of Google. Estée Lauder reported weak results in the first half of the reporting period as sales continued to suffer from weak trends in China. We exited the ETF’s position in the fourth quarter of 2022 in favor of more attractive opportunities. Alphabet saw operating margins come under pressure due to a slowdown in topline growth, though later in the reporting period the company implemented expense controls and rationalized costs. Alphabet continues to benefit from the growth in digital advertising and has accelerated growth in its cloud businesses.
How did the ETF’s sector weightings change during the reporting period?
During the reporting period, there were several material changes to the ETF’s positioning at the sector level. The largest decrease in exposure were in health care and consumer staples, while the largest increases were in information technology and financials.
How was the ETF positioned at the end of the reporting period?
The ETF’s portfolio structure changed materially during the reporting period, reflecting the market’s factoring in a nearer-term end to the interest-rate tightening cycle. As of April 30, 2023, the two largest positions in the ETF were Tesla and Iberdrola. Tesla is a multinational automotive and clean energy company. The company designs and manufactures electric vehicles, battery energy storage from home to grid scale, solar panels and solar roof tiles and related products and services. Iberdrola generates, distributes, trades and markets electricity in the U.K., United States, Spain, Portugal and Latin America. The company specializes in clean energy generated by wind power.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception through 4/30/23)
Fund Performance History
IQ Winslow Focused Large Cap Growth ETF
(as of April 30, 2023)
Since Inception1
Cumulative
IQ Winslow Focused Large Cap Growth ETF Market Price2	18.11%
IQ Winslow Focused Large Cap Growth ETF NAV	18.12%
Russell 1000® Growth Index3	14.69%

1
Fund Inception Date: 6/23/2022

2
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
The Russell 1000® Growth Index is the primary benchmark index for the ETF. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price to-book ratios and higher forecasted growth values.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, whithout which total returns may have been lower.

Fund Expenses (unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs on purchases and sales and (2) ongoing costs, including Advisory fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds. Shareholders may pay brokerage commissions on their purchase and sale of a Fund, which are not reflected in the example.
The examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period as indicated below.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, in a particular fund, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 11/01/22 to 04/30/23” to estimate the expenses you paid on your account during this period. Each Fund will indirectly bear its pro rata share of the expenses incurred by any underlying Fund investments in which each Fund invests. These expenses are not included in the table.
Hypothetical Example for Comparison Purposes
The second line of the table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Funds will indirectly bear their pro rata share of the expenses incurred by any underlying fund investments in which the Funds invest. These expenses are not included in the table.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 11/01/22	Ending Account Value 04/30/23	Annualized Expense Ratios for the Period 11/01/22 to 04/30/23	Expenses Paid for Period 11/01/22 to 04/30/231
IQ Ultra Short Duration ETF
Actual	$1,000.00	$1,028.60	0.19%	$0.96
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.85	0.19%	$0.95
IQ MacKay ESG Core Plus Bond ETF
Actual	$1,000.00	$1,075.20	0.37%	$1.90
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.96	0.37%	$1.86
IQ MacKay Multi-Sector Income ETF
Actual	$1,000.00	$1,080.90	0.40%	$2.06
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.81	0.40%	$2.01
IQ MacKay ESG High Income ETF
Actual	$1,000.00	$1,066.00	0.40%	$2.05
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.81	0.40%	$2.01
IQ MacKay Municipal Insured ETF
Actual	$1,000.00	$1,093.80	0.28%	$1.45
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.41	0.28%	$1.40
IQ MacKay Municipal Intermediate ETF
Actual	$1,000.00	$1,070.60	0.29%	$1.49
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.36	0.29%	$1.45

Fund Expenses (unaudited) (continued)

	Beginning Account Value 11/01/22	Ending Account Value 04/30/23	Annualized Expense Ratios for the Period 11/01/22 to 04/30/23	Expenses Paid for Period 11/01/22 to 04/30/231
IQ MacKay California Municipal Intermediate ETF
Actual	$1,000.00	$1,066.00	0.33%	$1.69
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.16	0.33%	$1.66
IQ Winslow Large Cap Growth ETF
Actual	$1,000.00	$1,127.80	0.60%	$3.17
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01
IQ Winslow Focused Large Cap Growth ETF
Actual	$1,000.00	$1,141.20	0.65%	$3.45
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26

1
Unless otherwise indicated, expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365. (to reflect the one-half year period).

Portfolio Summaries* (Unaudited)

April 30, 2023
IQ Ultra Short Duration ETF
Net Assets ($ mil): $54.9
Country	% of Net Assets
United States	79.3%
Cayman Islands	10.3
Ireland	1.9
United Kingdom	1.8
Germany	1.2
Canada	1.0
Netherlands	0.8
Sweden	0.6
Denmark	0.5
New Zealand	0.5
Switzerland	0.5
Italy	0.4
Japan	0.4
Total Investments	99.2
Other Assets and Liabilites, Net	0.8
Net Assets	100.0%
IQ MacKay ESG Core Plus Bond ETF
Net Assets ($ mil): $242.5
Country	% of Net Assets
United States	86.7%
United Kingdom	2.4
France	1.9
Germany	1.4
Japan	1.2
Canada	0.9
Australia	0.9
Switzerland	0.6
Brazil	0.4
Israel	0.4
Spain	0.4
Italy	0.4
Netherlands	0.3
Luxembourg	0.3
Ireland	0.3
Sweden	0.2
Supranational	0.2
Colombia	0.2
Total Investments	99.1
Other Assets and Liabilites, Net	0.9
Net Assets	100.0%

*
Each Fund’s portfolio is subject to change.

(a)
Less than 0.05%.

IQ MacKay Multi-Sector Income ETF
Net Assets ($ mil): $24.3
Country	% of Net Assets
United States	87.3%
France	2.0
United Kingdom	1.4
Saudi Arabia	0.8
Chile	0.8
Canada	0.8
China	0.8
Malaysia	0.7
Indonesia	0.7
Qatar	0.6
Germany	0.6
Switzerland	0.6
Israel	0.5
Colombia	0.5
Australia	0.4
Mexico	0.3
Ireland	0.3
Netherlands	0.1
Finland	0.0(a)
Total Investments	99.2
Other Assets and Liabilites, Net	0.8
Net Assets	100.0%
IQ MacKay ESG High Income ETF
Net Assets ($ mil): $26.0
Country	% of Net Assets
United States	83.5%
Canada	6.0
United Kingdom	2.6
France	2.5
Italy	2.4
Netherlands	1.3
Israel	0.6
Finland	0.4
Total Investments	99.3
Other Assets and Liabilites, Net	0.7
Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (Unaudited) (continued)

April 30, 2023
IQ MacKay Municipal Insured ETF
Net Assets ($ mil): $363.1
Industry	% of Net Assets
General Obligation	23.9%
School District	21.6
General	13.6
Transportation	6.5
Water	5.3
Education	4.7
Airport	4.5
Development	4.4
Higher Education	4.3
Power	3.1
Medical	2.8
Mello-Roos	1.4
Housing	1.3
Utilities	0.9
Money Market Fund	0.6
Student Loan	0.0(a)
Total Investments	98.9
Other Assets and Liabilites, Net	1.1
Net Assets	100.0%
IQ MacKay Municipal Intermediate ETF
Net Assets ($ mil): $414.5
Industry	% of Net Assets
General	18.2%
General Obligation	18.0
School District	11.3
Water	10.1
Multifamily Hsg	8.2
Medical	6.2
Transportation	5.5
Higher Education	5.3
Education	3.1
Power	2.8
Utilities	2.4
Airport	1.7
Build America Bonds	1.0
Development	0.9
Nursing Homes	0.8
Bond Bank	0.8
Pollution	0.6
Mello-Roos	0.6
Single Family Hsg	0.5
Housing	0.4
Money Market Fund	0.1
Tobacco Settlement	0.1
Facilities	0.1
Student Loan	0.1
Total Investments	98.8
Other Assets and Liabilites, Net	1.2
Net Assets	100.0%

*
Each Fund’s portfolio is subject to change.

(a)
Less than 0.05%.

IQ MacKay California Municipal Intermediate ETF
Net Assets ($ mil): $50.8
Industry	% of Net Assets
School District	19.6%
General	17.7
General Obligation	14.8
Airport	11.8
Development	10.1
Utilities	4.6
Power	4.1
Water	4.0
Medical	3.8
Money Market Fund	2.1
Facilities	2.0
Mello-Roos	1.9
Higher Education	1.7
Multifamily Hsg	0.8
Total Investments	99.0
Other Assets and Liabilites, Net	1.0
Net Assets	100.0%
IQ Winslow Large Cap Growth ETF
Net Assets ($ mil): $18.7
Industry	% of Net Assets
Information Technology	43.3%
Health Care	16.2
Consumer Discretionary	14.6
Financials	8.5
Communication Services	6.9
Consumer Staples	4.4
Industrials	3.5
Materials	2.2
Money Market Fund	1.3
Total Investments	100.9
Other Assets and Liabilites, Net	(0.9)
Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (Unaudited) (continued)

April 30, 2023
IQ Winslow Focused Large Cap Growth ETF
Net Assets ($ mil): $6.2
Industry	% of Net Assets
Information Technology	38.2%
Health Care	14.2
Financials	11.4
Consumer Discretionary	9.9
Industrials	8.3
Consumer Staples	5.8
Communication Services	4.6
Materials	4.2
Energy	3.4
Money Market Fund	0.7
Total Investments	100.7
Other Assets and Liabilites, Net	(0.7)
Net Assets	100.0%

*
Each Fund’s portfolio is subject to change.

See notes to financial statements.

Schedule of Investments — IQ Ultra Short Duration ETF

April 30, 2023
	Principal Amount	Value
Long-Term Bonds — 94.0%
Commercial Asset-Backed Securities — 14.1%
Asset Backed Securities — 14.1%
Amur Equipment Finance Receivables XI LLC
Series 2022-2A A2, 5.300%, due 6/21/28	$207,700	$206,498
Avis Budget Rental Car Funding AESOP LLC
Series 2018-1A A, 3.700%, due 9/20/24	416,667	414,900
Ford Credit Auto Owner Trust 2018-REV2
Series 2018-2 A, 3.470%, due 1/15/30	500,000	497,991
Ford Credit Floorplan Master Owner Trust A
Series 2019-2 A, 3.060%, due 4/15/26	500,000	488,333
Hertz Vehicle Financing III LLC
Series 2022-3A A, 3.370%, due 3/25/25	500,000	490,701
Neuberger Berman Loan Advisers CLO 32 Ltd., (Cayman Islands)
Series 2019-32A BR, 6.665%, (3-Month LIBOR + 1.40%), due 1/20/32(a)	1,000,000	966,981
Oak Hill Credit Partners, (Cayman Islands)
Series 2021-8A A, 6.452%, (3-Month LIBOR + 1.19%), due 1/18/34(a)	750,000	739,737
Octagon Investment Partners 51 Ltd., (Cayman Islands)
Series 2021-1A A, 6.400%, (3-Month LIBOR + 1.15%), due 7/20/34(a)	1,000,000	978,862
Palmer Square CLO 2021-2 Ltd., (Cayman Islands)
Series 2021-2A A, 6.410%, (3-Month LIBOR + 1.15%), due 7/15/34(a)	1,000,000	980,549
Romark CLO IV Ltd., (Cayman Islands)
Series 2021-4A A1, 6.381%, (3-Month LIBOR + 1.17%), due 7/10/34(a)	1,000,000	980,906
TICP CLO XV Ltd., (Cayman Islands)
Series 2020-15A A, 6.530%, (3-Month LIBOR + 1.28%), due 4/20/33(a)	1,000,000	989,942
		7,735,400
Total Commercial Asset-Backed Securities (Cost $7,844,557)		7,735,400
Commercial Mortgage-Backed Security — 0.9%
Mortgage Securities — 0.9%
Queens Center Mortgage Trust 2013-QC
Series 2013-QCA A, 3.275%, due 1/11/37
(Cost $527,067)	500,000	465,993
	Principal Amount	Value
Corporate Bonds — 40.4%
Basic Materials — 0.4%
Celanese US Holdings LLC
6.330%, due 7/15/29	$210,000	$212,743
Communications — 3.2%
T-Mobile USA, Inc.
1.500%, due 2/15/26	665,000	609,378
2.625%, due 4/15/26	345,000	323,595
Verizon Communications, Inc.
5.610%, (SOFR + 0.79%), due 3/20/26(a)	830,000	824,197
		1,757,170
Consumer, Cyclical — 1.2%
General Motors Financial Co., Inc.
6.050%, due 10/10/25	325,000	328,501
Warnermedia Holdings, Inc.
3.428%, due 3/15/24	300,000	293,439
		621,940
Consumer, Non-cyclical — 3.5%
Amgen, Inc.
5.150%, due 3/2/28	205,000	209,820
Global Payments, Inc.
1.500%, due 11/15/24	450,000	424,779
Laboratory Corp. of America Holdings
3.250%, due 9/1/24	575,000	561,653
Mondelez International, Inc.
2.125%, due 3/17/24	480,000	467,501
PayPal Holdings, Inc.
3.900%, due 6/1/27	210,000	207,440
		1,871,193
Energy — 1.4%
Energy Transfer LP
5.550%, due 2/15/28	210,000	214,112
ONEOK, Inc.
5.850%, due 1/15/26	235,000	239,679
Plains All American Pipeline LP / PAA Finance Corp.
4.500%, due 12/15/26	335,000	328,937
		782,728
Financial — 18.3%
Air Lease Corp.
0.800%, due 8/18/24	860,000	807,531
American Express Co.
3.950%, due 8/1/25	605,000	593,240
Bank of America Corp.
4.200%, due 8/26/24	1,025,000	1,011,100
5.080%, (SOFR + 1.29%), due 1/20/27(a)	495,000	494,056
Bank of New York Mellon Corp. (The)
4.543%, (SOFR + 1.17%), due 2/1/29(a)	215,000	213,688
4.947%, (SOFR + 1.03%), due 4/26/27	135,000	135,975

See notes to financial statements.

Schedule of Investments — IQ Ultra Short Duration ETF (continued)

April 30, 2023
	Principal Amount	Value
Corporate Bonds (continued)
Financial (continued)
Blackstone Holdings Finance Co. LLC
5.900%, due 11/3/27	$230,000	$235,963
Blackstone Private Credit Fund
7.050%, due 9/29/25	220,000	220,305
Capital One Financial Corp.
4.166%, (SOFR + 1.37%), due 5/9/25(a)	640,000	623,168
Citigroup, Inc.
5.610%, (SOFR + 1.55%), due 9/29/26(a)	295,000	298,435
Citizens Bank NA/Providence RI
6.064%, (SOFR + 1.45%), due 10/24/25(a)	250,000	241,914
Corebridge Financial, Inc.
3.500%, due 4/4/25	760,000	730,217
Fifth Third Bancorp
6.361%, (SOFR + 2.19%), due 10/27/28(a)	500,000	516,014
HSBC USA, Inc.
5.625%, due 3/17/25	300,000	302,304
Huntington National Bank (The)
4.008%, (SOFR + 1.21%), due 5/16/25(a)	675,000	650,610
JPMorgan Chase & Co.
3.845%, (SOFR + 0.98%), due 6/14/25(a)	725,000	711,781
5.546%, (SOFR + 1.07%), due 12/15/25(a)	210,000	210,945
Manufacturers & Traders Trust Co.
5.400%, due 11/21/25	250,000	244,185
Morgan Stanley
4.679%, (SOFR + 1.67%), due 7/17/26(a)	400,000	396,700
5.050%, (SOFR + 1.30%), due 1/28/27(a)	650,000	651,722
Morgan Stanley Bank NA
4.754%, due 4/21/26	250,000	251,242
PNC Financial Services Group, Inc. (The)
4.758%, (SOFR + 1.09%), due 1/26/27(a)	125,000	123,572
State Street Corp.
4.857%, (SOFR + 0.60%), due 1/26/26(a)	85,000	84,864
Truist Financial Corp.
4.873%, (SOFR + 1.44%), due 1/26/29(a)	105,000	102,780
US Bancorp
4.653%, (SOFR + 1.23%), due 2/1/29(a)	220,000	214,074
		10,066,385
Industrial — 0.1%
Berry Global, Inc.
5.500%, due 4/15/28	70,000	70,041

	Principal Amount	Value
Corporate Bonds (continued)
Technology — 0.9%
Micron Technology, Inc.
5.375%, due 4/15/28	$120,000	$119,606
6.750%, due 11/1/29	60,000	63,229
Oracle Corp.
5.800%, due 11/10/25	315,000	322,862
		505,697
Utilities — 11.4%
American Electric Power Co., Inc.
2.031%, due 3/15/24	165,000	159,808
CenterPoint Energy, Inc.
5.369%, (SOFR + 0.65%), due 5/13/24(a)	1,445,000	1,438,410
Entergy Louisiana LLC
0.620%, due 11/17/23	374,000	364,491
Eversource Energy
Series T, 4.974%, (SOFR + 0.25%), due 8/15/23(a)	1,585,000	1,583,526
Florida Power & Light Co.
5.050%, due 4/1/28	220,000	227,788
Nextera Energy Capital Holdings, Inc.
6.051%, due 3/1/25	95,000	96,580
Pacific Gas and Electric Co.
3.250%, due 2/16/24	560,000	548,171
4.200%, due 3/1/29	378,000	350,028
Sempra Energy
3.300%, due 4/1/25	290,000	281,570
Southern California Edison Co.
1.100%, due 4/1/24	200,000	192,101
5.300%, due 3/1/28	135,000	138,644
5.850%, due 11/1/27	205,000	215,464
Southern Co. (The)
5.150%, due 10/6/25	235,000	237,366
Virginia Electric and Power Co.
Series B, 3.750%, due 5/15/27	430,000	420,961
		6,254,908
Total Corporate Bonds
(Cost $22,468,583)		22,142,805
Foreign Bonds — 9.5%
Consumer, Cyclical — 1.2%
Daimler Truck Finance North America LLC, (Germany)
5.150%, due 1/16/26	150,000	151,238
Volkswagen Group of America Finance LLC, (Germany)
1.250%, due 11/24/25	565,000	516,694
		667,932
Financial — 7.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, (Ireland)
1.650%, due 10/29/24	1,140,000	1,065,956
Bank of New Zealand, (New Zealand)
4.846%, due 2/7/28	265,000	265,410

See notes to financial statements.

Schedule of Investments — IQ Ultra Short Duration ETF (continued)

April 30, 2023
	Principal Amount	Value
Foreign Bonds (continued)
Financial (continued)
Barclays PLC, (United Kingdom)
7.385%, (1 Year US CMT T-Note + 3.30%), due 11/2/28(a)	$200,000	$212,975
Cooperatieve Rabobank UA, (Netherlands)
4.655%, (1 Year US CMT T-Note + 1.75%), due 8/22/28(a)	440,000	429,335
Credit Suisse AG, (Switzerland)
7.950%, due 1/9/25	250,000	254,440
Danske Bank A/S, (Denmark)
6.466%, (1 Year US CMT T-Note + 2.10%), due 1/9/26(a)	285,000	287,031
HSBC Holdings PLC, (United Kingdom)
7.336%, (SOFR + 3.03%), due 11/3/26(a)	420,000	440,411
Mitsubishi UFJ Financial Group, Inc., (Japan)
5.541%, (1 Year US CMT T-Note + 1.50%), due 4/17/26(a)	200,000	200,636
Natwest Group PLC, (United Kingdom)
5.847%, (1 Year US CMT T-Note + 1.35%), due 3/2/27(a)	300,000	303,486
Royal Bank of Canada, (Canada)
5.660%, due 10/25/24	280,000	282,869
Swedbank AB, (Sweden)
5.337%, due 9/20/27	350,000	351,355
Toronto-Dominion Bank (The), (Canada)
4.285%, due 9/13/24	255,000	252,128
		4,346,032
Utilities — 0.4%
Enel Finance America LLC, (Italy)
7.100%, due 10/14/27	200,000	214,524
Total Foreign Bonds
(Cost $5,300,217)		5,228,488
U.S. Treasury Notes — 26.4%
U.S. Treasury Note, 3.625%, due 3/31/28	2,355,000	2,367,695
U.S. Treasury Note, 3.625%, due 3/31/30	275,000	277,535
U.S. Treasury Note, 3.750%, due 4/15/26	1,500,000	1,500,469
U.S. Treasury Note, 3.875%, due 3/31/25	10,380,000	10,337,831
		14,483,530
Total U.S. Treasury Notes
(Cost $14,467,312)		14,483,530

	Principal Amount	Value
United States Government Agency Mortgage-Backed Securities — 2.7%
Mortgage Securities — 2.7%
Freddie Mac Multifamily Structured Pass Through Certificates
Series 2020-K108, 1.810%, due 3/25/30(a)(b)(c)	$7,354,009	$680,621
Series 2020-K119, 1.024%, due 9/25/30(a)(b)(c)	14,909,683	803,413
		1,484,034
Total United States Government Agency Mortgage-Backed Securities
(Cost $1,692,859)		1,484,034

	Shares
Short-Term Investment — 5.2%
Money Market Fund — 5.2%
BlackRock Liquidity T-Fund, 4.72%(d)
(Cost $2,837,752)	2,837,752	2,837,752
Total Investments — 99.2%
(Cost $55,138,347)		54,378,002
Other Assets and Liabilities, Net — 0.8%		476,451
Net Assets — 100.0%		$54,854,453

(a)
Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2023.

(b)
Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.

(c)
Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.

(d)
Reflects the 7-day yield at April 30, 2023.

Abbreviations
CMT	—	Constant Maturity Treasury Index
LIBOR	—	London InterBank Offered Rate
SOFR	—	Secured Financing Overnight Rate

See notes to financial statements.

Schedule of Investments — IQ Ultra Short Duration ETF (continued)

April 30, 2023
Open futures contracts outstanding at April 30, 2023:
Type	Broker	Expiration Date	Number of Contracts Purchased (Sold)	Notional Value at Trade Date	Notional Value at April 30, 2023	Unrealized Appreciation (Depreciation)
U.S. 10 Year Note (CBT)	RBC Capital Markets	June 2023	(4)	$(447,204)	$(460,813)	$(13,609)
U.S. 10 Year Ultra Note	RBC Capital Markets	June 2023	(10)	(1,215,956)	(1,214,531)	1,425
U.S. 2 Year Note (CBT)	RBC Capital Markets	June 2023	(43)	(8,769,579)	(8,865,055)	(95,476)
U.S. 5 Year Note (CBT)	RBC Capital Markets	June 2023	(108)	(11,597,012)	(11,852,156)	(255,144)
						$(362,804)

CBT — Chicago Board of Trade
Cash posted as collateral to broker for futures contracts was $282,400 at April 30, 2023.
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(e)
Commercial Asset-Backed Securities	$—	$7,735,400	$—	$7,735,400
Commercial Mortgage-Backed Security	—	465,993	—	465,993
Corporate Bonds	—	22,142,805	—	22,142,805
Foreign Bonds	—	5,228,488	—	5,228,488
U.S. Treasury Notes	—	14,483,530	—	14,483,530
United States Government Agency Mortgage-Backed Securities	—	1,484,034	—	1,484,034
Short-Term Investment:
Money Market Fund	2,837,752	—	—	2,837,752
Total Investments in Securities	2,837,752	51,540,250	—	54,378,002
Other Financial Instruments:(f)
Futures Contracts	1,425	—	—	1,425
Total Investments in Securities and Other Financial Instruments	$2,839,177	$51,540,250	$—	$54,379,427
Liability Valuation Inputs
Other Financial Instruments:(f)
Futures Contracts	$(364,229)	$—	$—	$(364,229)

(e)
For a complete listing of investments and their industries, see the Schedule of Investments.

(f)
Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2023, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ MacKay ESG Core Plus Bond ETF

April 30, 2023
	Principal Amount	Value
Long-Term Bonds — 98.8%
Collateralized Mortgage Obligations — 11.4%
Mortgage Securities — 11.4%
Agate Bay Mortgage Trust 2015-5
Series 2015-5 B3, 3.578%, due 7/25/45(a)(b)	$189,997	$161,072
CHL Mortgage Pass-Through Trust 2005-9
Series 2005-9 1A1, 5.620%, (1-Month LIBOR + 0.60%), due 5/25/35(a)	45,536	35,424
Connecticut Avenue Securities Trust 2020-R02
Series 2020-R02 2M2, 7.020%, (1-Month LIBOR + 2.00%), due 1/25/40(a)	207,797	207,998
Connecticut Avenue Securities Trust 2021-R01
Series 2021-R01 1B1, 7.915%, (SOFR30A + 3.10%), due 10/25/41(a)	665,000	645,010
Series 2021-R01 1M2, 6.365%, (SOFR30A + 1.55%), due 10/25/41(a)	409,445	400,233
Connecticut Avenue Securities Trust 2022-R04
Series 2022-R04 1M2, 7.915%, (SOFR30A + 3.10%), due 3/25/42(a)	275,000	277,750
Fannie Mae Connecticut Avenue Securities
Series 2016-C01 1M2, 11.770%, (1-Month LIBOR + 6.75%), due 8/25/28(a)	174,279	188,359
Series 2017-C01 1B1, 10.770%, (1-Month LIBOR + 5.75%), due 7/25/29(a)	135,000	152,154
Series 2017-C02 2M2C, 8.670%, (1-Month LIBOR + 3.65%), due 9/25/29(a)	245,000	254,331
Series 2017-C03 1B1, 9.870%, (1-Month LIBOR + 4.85%), due 10/25/29(a)	590,000	647,373
Series 2017-C05 1B1, 8.620%, (1-Month LIBOR + 3.60%), due 1/25/30(a)	375,000	395,571
Series 2017-C07 1B1, 9.020%, (1-Month LIBOR + 4.00%), due 5/25/30(a)	735,000	782,630
Series 2018-C01 1B1, 8.570%, (1-Month LIBOR + 3.55%), due 7/25/30(a)	1,205,000	1,284,741
Series 2018-C03 1B1, 8.770%, (1-Month LIBOR + 3.75%), due 10/25/30(a)	685,000	734,572
Series 2018-C04 2B1, 9.520%, (1-Month LIBOR + 4.50%), due 12/25/30(a)	630,000	682,246
Series 2018-C05 1B1, 9.270%, (1-Month LIBOR + 4.25%), due 1/25/31(a)	625,000	681,894
Series 2021-R02 2B1, 8.115%, (SOFR30A + 3.30%), due 11/25/41(a)	200,000	192,750
Series 2021-R02 2M2, 6.815%, (SOFR30A + 2.00%), due 11/25/41(a)	518,045	495,381
Fannie Mae Interest Strip
Series 2022-427 C77, 2.500%, due 9/25/51(c)	2,127,015	313,075
	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Mortgage Securities (continued)
Freddie Mac STACR Remic Trust 2020-DNA2
Series 2020-DNA2 B1, 7.520%, (1-Month LIBOR + 2.50%), due 2/25/50(a)	$610,000	$591,737
Series 2020-DNA2 M2, 6.870%, (1-Month LIBOR + 1.85%), due 2/25/50(a)	49,478	49,416
Freddie Mac STACR REMIC Trust 2020-DNA6
Series 2020-DNA6 B1, 7.815%, (SOFR30A + 3.00%), due 12/25/50(a)	425,000	414,100
Freddie Mac STACR REMIC Trust 2021-DNA5
Series 2021-DNA5 B1, 7.865%, (SOFR30A + 3.05%), due 1/25/34(a)	1,190,000	1,131,820
Series 2021-DNA5 M2, 6.465%, (SOFR30A + 1.65%), due 1/25/34(a)	42,567	42,235
Freddie Mac STACR REMIC Trust 2021-DNA6
Series 2021-DNA6 B1, 8.215%, (SOFR30A + 3.40%), due 10/25/41(a)	685,000	668,307
Freddie Mac STACR REMIC Trust 2021-HQA1
Series 2021-HQA1 B1, 7.815%, (SOFR30A + 3.00%), due 8/25/33(a)	980,000	889,402
Series 2021-HQA1 M2, 7.065%, (SOFR30A + 2.25%), due 8/25/33(a)	900,019	876,402
Freddie Mac STACR REMIC Trust 2021-HQA2
Series 2021-HQA2 B1, 7.965%, (SOFR30A + 3.15%), due 12/25/33(a)	805,000	729,574
Series 2021-HQA2 M2, 6.865%, (SOFR30A + 2.05%), due 12/25/33(a)	850,000	812,118
Freddie Mac STACR REMIC Trust 2021-HQA3
Series 2021-HQA3 B1, 8.165%, (SOFR30A + 3.35%), due 9/25/41(a)	945,000	882,989
Freddie Mac STACR REMIC Trust 2022-DNA1
Series 2022-DNA1 B1, 8.215%, (SOFR30A + 3.40%), due 1/25/42(a)	410,000	382,377
Series 2022-DNA1 M1B, 6.665%, (SOFR30A + 1.85%), due 1/25/42(a)	405,000	392,103
Series 2022-DNA1 M2, 7.315%, (SOFR30A + 2.50%), due 1/25/42(a)	485,000	456,528

See notes to financial statements.

Schedule of Investments — IQ MacKay ESG Core Plus Bond ETF (continued)

April 30, 2023
	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Mortgage Securities (continued)
Freddie Mac STACR REMIC Trust 2022-DNA2
Series 2022-DNA2 M1B, 7.215%, (SOFR30A + 2.40%), due 2/25/42(a)	$425,000	$418,630
Series 2022-DNA2 M2, 8.565%, (SOFR30A + 3.75%), due 2/25/42(a)	535,000	524,300
Freddie Mac STACR REMIC Trust 2022-DNA3
Series 2022-DNA3 M1B, 7.715%, (SOFR30A + 2.90%), due 4/25/42(a)	870,000	867,825
Freddie Mac STACR Trust 2018-DNA2
Series 2018-DNA2 B1, 8.720%, (1-Month LIBOR + 3.70%), due 12/25/30(a)	585,000	603,966
Freddie Mac STACR Trust 2019-DNA1
Series 2019-DNA1 B1, 9.670%, (1-Month LIBOR + 4.65%), due 1/25/49(a)	345,000	371,925
Freddie Mac STACR Trust 2019-DNA2
Series 2019-DNA2 B1, 9.370%, (1-Month LIBOR + 4.35%), due 3/25/49(a)	755,000	788,879
Freddie Mac STACR Trust 2019-DNA3
Series 2019-DNA3 B1, 8.270%, (1-Month LIBOR + 3.25%), due 7/25/49(a)	330,000	338,810
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2018-DNA1 B1, 8.170%, (1-Month LIBOR + 3.15%), due 7/25/30(a)	505,000	515,206
Series 2018-HQA1 M2, 7.320%, (1-Month LIBOR + 2.30%), due 9/25/30(a)	369,292	371,972
Series 2021-DNA2 B1, 8.215%, (SOFR30A + 3.40%), due 8/25/33(a)	435,000	425,454
Series 2021-DNA2 M2, 7.115%, (SOFR30A + 2.30%), due 8/25/33(a)	455,000	453,863
Government National Mortgage Association
Series 2020-34 SC, 1.097%, (1-Month LIBOR + 6.05%), due 3/20/50(a)(c)	1,120,808	136,112
Series 2020-97 HB, 1.000%, due 7/20/50	322,963	251,530
Series 2021-122 HS, 1.347%, (1-Month LIBOR + 6.30%), due 7/20/51(a)(c)	1,248,875	181,911
Series 2022-83 IO, 2.500%, due 11/20/51(c)	992,711	131,346
Series 2023-1 HD, 3.500%, due 1/20/52	995,437	935,982
Series 2023-1 MA, 3.500%, due 5/20/50	826,247	778,515
	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Mortgage Securities (continued)
HarborView Mortgage Loan Trust 2005-2
Series 2005-2 2A1A, 5.391%, (1-Month LIBOR + 0.44%), due 5/19/35(a)	$68,197	$61,166
Master Alternative Loan Trust 2005-5
Series 2005-5 3A1, 5.750%, due 8/25/35	533,766	285,422
NewRez Warehouse Securitization Trust 2021-1
Series 2021-1 A, 5.770%, (1-Month LIBOR + 0.75%), due 5/25/55(a)	390,000	385,997
OBX 2019-INV2 Trust
Series 2019-INV2 A5, 4.000%, due 5/27/49(a)(b)	333,426	315,519
OBX 2022-J1 Trust
Series 2022-J1 A14, 2.500%, due 2/25/52(a)(b)	246,407	194,382
Sequoia Mortgage Trust 2021-4
Series 2021-4 AIO1, 0.169%, due 6/25/51(a)(b)(c)	13,249,199	110,721
Shellpoint Co.-Originator Trust 2015-1
Series 2015-1 B3, 3.777%, due 8/25/45(a)(b)	393,697	369,728
STACR Trust 2018-HRP2
Series 2018-HRP2 B1, 9.220%, (1-Month LIBOR + 4.20%), due 2/25/47(a)	560,000	586,468
Series 2018-HRP2 M3, 7.420%, (1-Month LIBOR + 2.40%), due 2/25/47(a)	151,705	151,506
WaMu Mortgage Pass-Through Certificates Series 2004-AR13 Trust
Series 2004-AR13 A2B, 5.900%, (1-Month LIBOR + 0.88%), due 11/25/34(a)	55,690	50,385
WaMu Mortgage Pass-Through Certificates Series 2006-AR9 Trust
Series 2006-AR9 2A, 4.513%, (12MTA + 1.05%), due 8/25/46(a)	62,487	50,499
		27,509,691
Total Collateralized Mortgage Obligations (Cost $26,928,205)		27,509,691
Commercial Asset-Backed Securities — 9.8%
Asset Backed Securities — 9.8%
American Credit Acceptance Receivables Trust 2020-4
Series 2020-4 F, 5.220%, due 8/13/27	220,000	215,666
American Credit Acceptance Receivables Trust 2021-2
Series 2021-2 D, 1.340%, due 7/13/27	615,000	580,626
American Credit Acceptance Receivables Trust 2021-3
Series 2021-3 D, 1.340%, due 11/15/27	175,000	163,584

See notes to financial statements.

Schedule of Investments — IQ MacKay ESG Core Plus Bond ETF (continued)

April 30, 2023
	Principal Amount	Value
Commercial Asset-Backed Securities (continued)
Asset Backed Securities (continued)
American Credit Acceptance Receivables Trust 2022-1
Series 2022-1 D, 2.460%, due 3/13/28	$765,000	$717,737
AMSR 2020-SFR1 Trust
Series 2020-SFR1 A, 1.819%, due 4/17/37	579,444	540,207
AMSR 2020-SFR3 Trust
Series 2020-SFR3 B, 1.806%, due 9/17/37	660,000	606,830
AMSR 2020-SFR4 Trust
Series 2020-SFR4 A, 1.355%, due 11/17/37	690,000	629,041
Avis Budget Rental Car Funding AESOP LLC
Series 2020-2A A, 2.020%, due 2/20/27	390,000	359,073
Series 2021-1A B, 1.630%, due 8/20/27	315,000	277,372
CarMax Auto Owner Trust 2021-4
Series 2021-4 A4, 0.820%, due 4/15/27	330,000	299,672
Carmax Auto Owner Trust 2022-3
Series 2022-3 A3, 3.970%, due 4/15/27	550,000	540,435
CF Hippolyta Issuer LLC
Series 2020-1 A2, 1.990%, due 7/15/60	548,915	466,316
Series 2020-1 B1, 2.280%, due 7/15/60	845,485	762,074
Series 2020-1 B2, 2.600%, due 7/15/60	512,688	433,262
Series 2021-1A A1, 1.530%, due 3/15/61	254,461	223,757
Series 2021-1A B1, 1.980%, due 3/15/61	268,598	229,918
CPS Auto Receivables Trust 2019-C
Series 2019-C E, 4.300%, due 7/15/25	500,000	494,197
CPS Auto Receivables Trust 2020-B
Series 2020-B E, 7.380%, due 6/15/27	500,000	504,267
CPS Auto Receivables Trust 2021-C
Series 2021-C E, 3.210%, due 9/15/28	410,000	349,589
DB Master Finance LLC
Series 2019-1A A23, 4.352%, due 5/20/49	110,975	105,130
Dell Equipment Finance Trust 2023-1
Series 2023-1 A3, 5.650%, due 9/22/28	440,000	445,954
Drive Auto Receivables Trust 2021-1
Series 2021-1 D, 1.450%, due 1/16/29	475,000	447,993
Drive Auto Receivables Trust 2021-2
Series 2021-2 D, 1.390%, due 3/15/29	85,000	79,809
	Principal Amount	Value
Commercial Asset-Backed Securities (continued)
Asset Backed Securities (continued)
Exeter Automobile Receivables Trust 2021-3
Series 2021-3A D, 1.550%, due 6/15/27	$795,000	$733,241
FirstKey Homes 2020-SFR1 Trust
Series 2020-SFR1 A, 1.339%, due 8/17/37	537,596	491,818
FirstKey Homes 2020-SFR2 Trust
Series 2020-SFR2 A, 1.266%, due 10/19/37	740,199	673,529
FirstKey Homes 2021-SFR1 Trust
Series 2021-SFR1 B, 1.788%, due 8/17/38	100,000	88,215
FirstKey Homes 2021-SFR2 Trust
Series 2021-SFR2 B, 1.607%, due 9/17/38	100,000	87,651
Flagship Credit Auto Trust 2021-2
Series 2021-2 C, 1.270%, due 6/15/27	285,000	266,847
Ford Credit Auto Owner Trust 2020-REV2
Series 2020-2 A, 1.060%, due 4/15/33	100,000	91,346
Ford Credit Auto Owner Trust 2021-Rev2
Series 2021-2 D, 2.600%, due 5/15/34	130,000	113,743
Ford Credit Auto Owner Trust 2023-Rev1
Series 2023-1 D, 6.260%, due 8/15/35	425,000	426,357
Ford Credit Floorplan Master Owner Trust A
Series 2018-4 A, 4.060%, due 11/15/30	560,000	542,929
Gls Auto Receivables Issuer Trust 2019-3
Series 2019-3A D, 3.840%, due 5/15/26	390,000	381,283
Gls Auto Receivables Issuer Trust 2019-4
Series 2019-4A D, 4.090%, due 8/17/26	530,000	516,508
Gls Auto Receivables Issuer Trust 2020-1
Series 2020-1A D, 3.680%, due 11/16/26	350,000	338,277
GLS Auto Receivables Issuer Trust 2021-2
Series 2021-2A D, 1.420%, due 4/15/27	530,000	491,354
GLS Auto Receivables Issuer Trust 2021-3
Series 2021-3A D, 1.480%, due 7/15/27	615,000	562,348
GLS Auto Receivables Issuer Trust 2021-4
Series 2021-4A C, 1.940%, due 10/15/27	700,000	663,507
Hertz Vehicle Financing III LP
Series 2021-2A A, 1.680%, due 12/27/27	1,005,000	893,544
Series 2021-2A B, 2.120%, due 12/27/27	205,000	180,958
Hertz Vehicle Financing LLC
Series 2021-1A C, 2.050%, due 12/26/25	650,000	602,514

See notes to financial statements.

Schedule of Investments — IQ MacKay ESG Core Plus Bond ETF (continued)

April 30, 2023
	Principal Amount	Value
Commercial Asset-Backed Securities (continued)
Asset Backed Securities (continued)
Home Partners of America 2019-1 Trust
Series 2019-1 A, 2.908%, due 9/17/39	$386,911	$355,733
Home Partners of America 2021-2 Trust
Series 2021-2 B, 2.302%, due 12/17/26	96,720	86,345
Hyundai Auto Receivables Trust 2021-A
Series 2021-A C, 1.330%, due 11/15/27	540,000	495,734
Mosaic Solar Loan Trust 2020-1
Series 2020-1A A, 2.100%, due 4/20/46	828,629	727,750
Mosaic Solar Loan Trust 2021-2
Series 2021-2A B, 2.090%, due 4/22/47	631,297	498,851
Navient Private Education Refi Loan Trust 2021-A
Series 2021-A B, 2.240%, due 5/15/69	100,000	73,019
Navient Private Education Refi Loan Trust 2021-E
Series 2021-EA B, 2.030%, due 12/16/69	100,000	68,663
New Economy Assets Phase 1 Sponsor LLC
Series 2021-1 A1, 1.910%, due 10/20/61	550,000	477,588
Pfs Financing Corp.
Series 2023-A A, 5.800%, due 3/15/28	545,000	557,918
PFS Financing Corp.
Series 2022-D A, 4.270%, due 8/15/27	545,000	536,388
Progress Residential 2020-SFR3 Trust
Series 2020-SFR3 A, 1.294%, due 10/17/27	99,588	91,083
Progress Residential 2022-SFR6 Trust
Series 2022-SFR6 A, 4.451%, due 7/20/39	335,000	324,444
Santander Drive Auto Receivables Trust 2021-3
Series 2021-3 D, 1.330%, due 9/15/27	555,000	522,042
Santander Drive Auto Receivables Trust 2022-2
Series 2022-2 B, 3.440%, due 9/15/27	440,000	427,263
Santander Revolving Auto Loan Trust 2019-A
Series 2019-A A, 2.510%, due 1/26/32	550,000	525,007
Taco Bell Funding LLC
Series 2021-1A A23, 2.542%, due 8/25/51	286,375	225,614
	Principal Amount	Value
Commercial Asset-Backed Securities (continued)
Asset Backed Securities (continued)
Tricon American Homes 2020-SFR1
Series 2020-SFR1 A, 1.499%, due 7/17/38	$269,005	$243,256
		23,855,176
Total Commercial Asset-Backed Securities (Cost $24,378,699)		23,855,176
Commercial Mortgage-Backed Securities — 7.5%
Mortgage Securities — 7.5%
BAMLL Commercial Mortgage Securities Trust 2022-DKLX
Series 2022-DKLX D, 7.890%, (TSFR1M + 3.00%), due 1/15/39(a)	100,000	95,049
Series 2022-DKLX E, 9.017%, (TSFR1M + 4.13%), due 1/15/39(a)	305,000	287,430
Bayview Commercial Asset Trust 2006-4
Series 2006-4A A1, 5.365%, (1-Month LIBOR + 0.35%), due 12/25/36(a)	58,494	54,105
BOCA Commercial Mortgage Trust 2022-BOCA
Series 2022-BOCA A, 6.659%, (TSFR1M + 1.77%), due 5/15/39(a)	370,000	364,898
BX 2021-MFM1
Series 2021-MFM1 A, 5.705%, (TSFR1M + 0.81%), due 1/15/34(a)	569,675	554,652
Bx Commercial Mortgage Trust 2020-Viv2
Series 2020-VIV2 C, 3.661%, due 3/9/44(a)(b)	610,000	507,595
BX Commercial Mortgage Trust 2021-VOLT
Series 2021-VOLT C, 6.048%, (1-Month LIBOR + 1.10%), due 9/15/36(a)	400,000	379,971
Series 2021-VOLT D, 6.598%, (1-Month LIBOR + 1.65%), due 9/15/36(a)	260,000	246,005
BX Trust 2018-BILT
Series 2018-BILT A, 5.748%, (1-Month LIBOR + 0.80%), due 5/15/30(a)	630,000	617,711
Bx Trust 2019-Oc11
Series 2019-OC11 C, 3.856%, due 12/9/41	200,000	172,542
Series 2019-OC11 E, 4.076%, due 12/9/41(a)(b)	755,000	618,453
BX Trust 2021-ARIA
Series 2021-ARIA E, 7.193%, (1-Month LIBOR + 2.24%), due 10/15/36(a)	320,000	296,065
BX Trust 2021-RISE
Series 2021-RISE B, 6.198%, (1-Month LIBOR + 1.25%), due 11/15/36(a)	645,000	622,600
Series 2021-RISE C, 6.398%, (1-Month LIBOR + 1.45%), due 11/15/36(a)	342,000	326,485
Bx Trust 2023-Life
Series 2023-LIFE A, 5.045%, due 2/15/28	255,000	249,626
Series 2023-LIFE B, 5.391%, due 2/15/28	260,000	250,937

See notes to financial statements.

Schedule of Investments — IQ MacKay ESG Core Plus Bond ETF (continued)

April 30, 2023
	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Mortgage Securities (continued)
BXHPP Trust 2021-FILM
Series 2021-FILM B, 5.848%, (1-Month LIBOR + 0.90%), due 8/15/36(a)	$615,000	$561,949
Series 2021-FILM C, 6.048%, (1-Month LIBOR + 1.10%), due 8/15/36(a)	345,000	308,724
Citigroup Commercial Mortgage Trust 2013-Gc17
Series 2013-GC17 A4, 4.131%, due 11/10/46	428,000	423,269
Citigroup Commercial Mortgage Trust 2015-GC35
Series 2015-GC35 AS, 4.072%, due 11/10/48(a)(b)	395,000	360,886
COMM 2012-CCRE4 Mortgage Trust
Series 2012-CR4 AM, 3.251%, due 10/15/45	185,000	169,374
CSAIL 2015-C3 Commercial Mortgage Trust
Series 2015-C3 A4, 3.718%, due 8/15/48	100,000	96,841
CSMC 2020-WEST Trust
Series 2020-WEST A, 3.040%, due 2/15/35	800,000	606,121
DROP Mortgage Trust 2021-FILE
Series 2021-FILE A, 6.100%, (1-Month LIBOR + 1.15%), due 10/15/43(a)	425,000	390,930
Extended Stay America Trust 2021-ESH
Series 2021-ESH B, 6.328%, (1-Month LIBOR + 1.38%), due 7/15/38(a)	302,620	293,525
Series 2021-ESH D, 7.198%, (1-Month LIBOR + 2.25%), due 7/15/38(a)	592,549	568,806
FREMF 2016-K58 Mortgage Trust
Series 2016-K58 C, 3.866%, due 9/25/49(a)(b)	200,000	189,399
FREMF 2017-K71 Mortgage Trust
Series 2017-K71 B, 3.881%, due 11/25/50(a)(b)	505,000	475,424
FREMF 2018-K84 Mortgage Trust
Series 2018-K84 C, 4.314%, due 10/25/28(a)(b)	200,000	187,281
FREMF 2019-K97 Mortgage Trust
Series 2019-K97 B, 3.896%, due 9/25/51(a)(b)	315,000	289,148
FREMF 2019-K99 Mortgage Trust
Series 2019-K99 B, 3.765%, due 10/25/52(a)(b)	200,000	181,418
Hudson Yards 2019-30HY Mortgage Trust
Series 2019-30HY A, 3.228%, due 7/10/39	615,000	537,787
J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-OSB
Series 2019-OSB A, 3.397%, due 6/5/39	590,000	525,057
J.P. Morgan Chase Commercial Mortgage Securities Trust 2021-2NU
Series 2021-2NU A, 1.974%, due 1/5/40	400,000	324,218
Manhattan West 2020-1MW Mortgage Trust
Series 2020-1MW A, 2.130%, due 9/10/39	400,000	346,043
	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Mortgage Securities (continued)
Series 2020-1MW D, 2.413%, due 9/10/39(a)(b)	$260,000	$207,388
Multifamily Connecticut Avenue Securities Trust 2019-01
Series 2019-01 M10, 8.270%, (1-Month LIBOR + 3.25%), due 10/25/49(a)	1,116,509	1,042,308
Multifamily Connecticut Avenue Securities Trust 2020-01
Series 2020-01 M10, 8.770%, (1-Month LIBOR + 3.75%), due 3/25/50(a)	385,000	361,924
One Bryant Park Trust 2019-OBP
Series 2019-OBP A, 2.516%, due 9/15/54	1,380,000	1,144,691
Slg Office Trust 2021-Ova
Series 2021-OVA F, 2.851%, due 7/15/41	365,000	246,276
SLG Office Trust 2021-OVA
Series 2021-OVA A, 2.585%, due 7/15/41	1,689,000	1,373,164
UBS-Barclays Commercial Mortgage Trust 2013-C6
Series 2013-C6 B, 3.875%, due 4/10/46(a)(b)	695,000	691,819
Wells Fargo Commercial Mortgage Trust 2015-NXS4
Series 2015-NXS4 A4, 3.718%, due 12/15/48	100,000	95,975
Wells Fargo Commercial Mortgage Trust 2018-AUS
Series 2018-AUS A, 4.194%, due 8/17/36(a)(b)	100,000	90,954
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-C21 AS, 3.891%, due 8/15/47	500,000	478,097
		18,212,920
Total Commercial Mortgage-Backed Securities (Cost $18,771,618)		18,212,920
Corporate Bonds — 25.2%
Airlines — 1.2%
American Airlines 2019-1 Class B Pass Through Trust
Series 2019-1B, 3.850%, due 2/15/28	350,143	305,725
American Airlines 2021-1 Class B Pass Through Trust
Series 2021-1B, 3.950%, due 7/11/30	281,725	248,535
Delta Air Lines Inc / SkyMiles IP Ltd.
4.500%, due 10/20/25	295,002	289,297
4.750%, due 10/20/28	610,000	592,374
JetBlue 2019-1 Class AA Pass Through Trust
Series 2019-1, AA2.750%, due 5/15/32	839,902	714,710
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.500%, due 6/20/27	412,250	411,591

See notes to financial statements.

Schedule of Investments — IQ MacKay ESG Core Plus Bond ETF (continued)

April 30, 2023
	Principal Amount	Value
Corporate Bonds (continued)
Airlines (continued)
United Airlines 2020-1 Class A Pass-Through Trust
Series 2020-1, 5.875%, due 10/15/27	$384,496	$384,422
		2,946,654
Auto Manufacturers — 2.1%
American Honda Finance Corp.
4.700%, due 1/12/28	815,000	827,100
Ford Motor Co.
4.750%, due 1/15/43	45,000	33,808
Ford Motor Credit Co. LLC
4.125%, due 8/17/27	450,000	412,902
6.950%, due 3/6/26	435,000	438,992
General Motors Co.
5.200%, due 4/1/45	205,000	173,467
5.600%, due 10/15/32	165,000	161,652
General Motors Financial Co., Inc.
2.350%, due 1/8/31	640,000	505,287
4.300%, due 4/6/29	475,000	442,686
Hyundai Capital America
5.800%, due 4/1/30	915,000	939,178
Nissan Motor Acceptance Co. LLC
1.125%, due 9/16/24	340,000	316,119
1.850%, due 9/16/26	995,000	849,054
		5,100,245
Banks — 6.5%
Bank of America Corp.
2.496%, (3-Month LIBOR + 0.99%), due 2/13/31(a)	80,000	67,536
2.572%, (SOFR + 1.21%), due 10/20/32(a)	940,000	771,888
2.687%, (SOFR + 1.32%), due 4/22/32(a)	440,000	367,676
3.384%, (SOFR + 1.33%), due 4/2/26(a)	155,000	149,466
3.419%, (3-Month LIBOR + 1.04%), due 12/20/28(a)	555,000	515,199
5.080%, (SOFR + 1.29%), due 1/20/27(a)	775,000	773,522
Bank of New York Mellon Corp. (The)
4.414%, (SOFR + 1.35%), due 7/24/26(a)	925,000	913,923
Citigroup, Inc.
2.520%, (SOFR + 1.18%), due 11/3/32(a)	825,000	675,319
3.980%, (TSFR3M + 1.60%), due 3/20/30(a)	90,000	84,436
4.125%, due 7/25/28	710,000	677,219
5.300%, due 5/6/44	60,000	57,035
Series W, 4.000%, (5 Year US CMT T-Note + 3.60%), due 3/10/72(a)	70,000	60,977
Series Y, 4.150%, (5 Year US CMT T-Note + 3.00%), due 2/15/72(a)	205,000	168,612
Citizens Bank NA/Providence RI
6.064%, (SOFR + 1.45%), due 10/24/25(a)	795,000	769,287
Citizens Financial Group, Inc.
3.250%, due 4/30/30	285,000	243,202
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Fifth Third Bancorp
4.772%, (SOFR + 2.13%), due 7/28/30(a)	$860,000	$818,431
First Horizon Bank
5.750%, due 5/1/30	666,000	629,491
Goldman Sachs Group, Inc. (The) 1.948%, (SOFR + 0.91%), due 10/21/27(a)	800,000	716,393
3.500%, due 11/16/26	340,000	324,324
Huntington National Bank (The)
5.650%, due 1/10/30	910,000	906,688
JPMorgan Chase & Co.
2.182%, (SOFR + 1.89%), due 6/1/28(a)	845,000	759,017
4.912%, (SOFR + 2.08%), due 7/25/33(a)	255,000	253,589
5.934%, (SOFR + 1.18%), due 2/24/28(a)	220,000	220,223
Keybank NA/Cleveland Oh
5.850%, due 11/15/27	375,000	374,492
Keybank NA/Cleveland OH
4.150%, due 8/8/25	485,000	464,351
Morgan Stanley
2.484%, (SOFR + 1.36%), due 9/16/36(a)	1,190,000	914,647
2.511%, (SOFR + 1.20%), due 10/20/32(a)	950,000	782,102
Series G, 4.431%, (3-Month LIBOR + 1.63%), due 1/23/30(a)	510,000	492,743
Santander Holdings USA, Inc.
4.400%, due 7/13/27	365,000	347,736
6.499%, (SOFR + 2.36%), due 3/9/29(a)	430,000	432,224
Synchrony Bank
5.400%, due 8/22/25	715,000	681,848
Texas Capital Bancshares, Inc.
4.000%, (5 Year US CMT T-Note + 3.15%), due 5/6/31(a)	240,000	194,005
		15,607,601
Biotechnology — 0.1%
Amgen, Inc.
5.750%, due 3/2/63	305,000	315,904
Building Materials — 0.2%
Carrier Global Corp.
2.722%, due 2/15/30	430,000	376,499
Owens Corning
4.400%, due 1/30/48	85,000	70,870
		447,369
Chemicals — 0.4%
Huntsman International LLC
4.500%, due 5/1/29	655,000	615,582
LYB International Finance III LLC
3.800%, due 10/1/60	440,000	301,201
		916,783
Commercial Services — 0.3%
Service Corp. International
3.375%, due 8/15/30	390,000	330,420

See notes to financial statements.

Schedule of Investments — IQ MacKay ESG Core Plus Bond ETF (continued)

April 30, 2023
	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
United Rentals North America, Inc.
3.875%, due 2/15/31	$555,000	$488,494
		818,914
Computers — 0.9%
Apple, Inc.
2.700%, due 8/5/51	560,000	396,196
Dell International LLC / EMC Corp.
3.375%, due 12/15/41	650,000	461,410
4.900%, due 10/1/26	480,000	480,239
5.300%, due 10/1/29	490,000	495,290
5.750%, due 2/1/33(d)	355,000	359,733
		2,192,868
Diversified Financial Services — 0.8%
Air Lease Corp.
3.250%, due 3/1/25	460,000	440,954
Aircastle Ltd.
5.250%, (5 Year US CMT T-Note + 4.41%), due 9/15/71(a)	420,000	304,759
Ally Financial, Inc.
8.000%, due 11/1/31	415,000	437,749
Aviation Capital Group LLC
1.950%, due 1/30/26	660,000	590,916
OneMain Finance Corp.
3.500%, due 1/15/27	400,000	341,648
		2,116,026
Electric — 3.7%
AEP Texas, Inc.
3.450%, due 5/15/51	540,000	396,503
4.700%, due 5/15/32	250,000	246,058
5.250%, due 5/15/52	375,000	369,189
Arizona Public Service Co.
6.350%, due 12/15/32	665,000	727,670
Baltimore Gas and Electric Co.
4.550%, due 6/1/52	555,000	512,597
Commonwealth Edison Co.
5.300%, due 2/1/53	445,000	464,488
Connecticut Light and Power Co. (The)
4.000%, due 4/1/48	85,000	73,833
Edison International
Series B, 5.000%, (5 Year US CMT T-Note + 3.90%), due 3/15/72(a)	510,000	435,956
Florida Power & Light Co.
5.300%, due 4/1/53	570,000	607,265
Indianapolis Power & Light Co.
5.650%, due 12/1/32	370,000	392,065
National Rural Utilities Cooperative Finance Corp.
5.800%, due 1/15/33	460,000	495,487
Nevada Power Co.
Series GG, 5.900%, due 5/1/53	345,000	386,886
NSTAR Electric Co.
4.950%, due 9/15/52	135,000	134,389
PPL Electric Utilities Corp.
3.950%, due 6/1/47	215,000	185,384
Public Service Electric And Gas Co.
4.900%, due 12/15/32	1,000,000	1,030,620
Puget Energy, Inc.
4.224%, due 3/15/32	540,000	502,508
	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Southern California Edison Co.
5.700%, due 3/1/53	$465,000	$486,740
5.950%, due 11/1/32	380,000	413,358
Virginia Electric and Power Co.
5.450%, due 4/1/53	280,000	286,814
Series C, 4.625%, due 5/15/52	500,000	458,272
		8,606,082
Environmental Control — 0.7%
Clean Harbors, Inc.
4.875%, due 7/15/27	290,000	280,726
Covanta Holding Corp.
4.875%, due 12/1/29	801,000	712,890
Waste Connections, Inc.
2.200%, due 1/15/32	885,000	729,554
		1,723,170
Food — 1.1%
General Mills, Inc.
5.241%, due 11/18/25	980,000	980,677
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.
5.500%, due 1/15/30	515,000	491,696
5.750%, due 4/1/33	790,000	756,938
Smithfield Foods, Inc.
3.000%, due 10/15/30	170,000	135,465
4.250%, due 2/1/27	265,000	250,498
		2,615,274
Gas — 0.4%
Brooklyn Union Gas Co. (The)
4.866%, due 8/5/32	760,000	732,629
Southern California Gas Co.
6.350%, due 11/15/52	200,000	233,022
		965,651
Home Builders — 0.3%
Lennar Corp.
4.750%, due 11/29/27	345,000	341,767
Toll Brothers Finance Corp.
3.800%, due 11/1/29	570,000	519,809
		861,576
Insurance — 0.1%
Hartford Financial Services Group, Inc. (The)
Series ICON, 6.989%, (3-Month LIBOR + 2.13%), due 2/12/47(a)	50,000	40,750
Lincoln National Corp.
7.234%, (3-Month LIBOR + 2.36%), due 5/17/66(a)	50,000	31,500
Protective Life Corp.
8.450%, due 10/15/39	138,000	166,950
		239,200
Internet — 0.2%
Expedia Group, Inc.
3.250%, due 2/15/30	520,000	456,993
Lodging — 0.3%
Marriott International, Inc.
Series R, 3.125%, due 6/15/26	665,000	632,839

See notes to financial statements.

Schedule of Investments — IQ MacKay ESG Core Plus Bond ETF (continued)

April 30, 2023
	Principal Amount	Value
Corporate Bonds (continued)
Media — 0.8%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.750%, due 3/1/30	$190,000	$163,475
Charter Communications Operating LLC / Charter Communications Operating Capital
3.700%, due 4/1/51	825,000	523,222
DISH DBS Corp.
5.750%, due 12/1/28	415,000	295,027
Match Group Holdings II LLC
3.625%, due 10/1/31	450,000	367,605
Time Warner Cable LLC
6.750%, due 6/15/39	485,000	471,540
		1,820,869
Office/Business Equipment — 0.0%(e)
CDW LLC / CDW Finance Corp.
3.250%, due 2/15/29	50,000	43,231
Packaging & Containers — 0.6%
Berry Global, Inc.
4.875%, due 7/15/26	755,000	738,226
Sealed Air Corp.
5.125%, due 12/1/24	205,000	203,417
6.125%, due 2/1/28	500,000	507,350
		1,448,993
Pharmaceuticals — 0.3%
Becton Dickinson and Co.
4.669%, due 6/6/47	75,000	69,980
CVS Health Corp.
4.780%, due 3/25/38	65,000	62,068
CVS Pass-Through Trust
5.926%, due 1/10/34	129,213	127,512
ELI Lilly & Co.
4.950%, due 2/27/63	400,000	417,555
		677,115
REITS — 2.0%
Alexandria Real Estate Equities, Inc.
3.375%, due 8/15/31	545,000	477,984
American Homes 4 Rent LP
2.375%, due 7/15/31	1,115,000	895,423
American Tower Corp.
3.375%, due 5/15/24	445,000	435,192
Digital Realty Trust LP
3.600%, due 7/1/29	995,000	893,194
Invitation Homes Operating Partnership LP
2.000%, due 8/15/31	585,000	450,832
Iron Mountain, Inc.
4.875%, due 9/15/29	205,000	186,974
5.250%, due 7/15/30	280,000	257,888
ProLogis LP
2.875%, due 11/15/29	430,000	386,912
Starwood Property Trust, Inc.
3.750%, due 12/31/24	50,000	46,740
4.375%, due 1/15/27	680,000	586,316
		4,617,455

	Principal Amount	Value
Corporate Bonds (continued)
Retail — 0.5%
AutoNation, Inc.
4.750%, due 6/1/30	$515,000	$484,172
Lowe’s Cos., Inc.
1.700%, due 9/15/28	540,000	471,893
Nordstrom, Inc.
4.250%, due 8/1/31	455,000	337,883
		1,293,948
Semiconductors — 0.2%
Broadcom, Inc.
5.000%, due 4/15/30	565,000	559,298
Software — 0.5%
Broadridge Financial Solutions, Inc.
2.900%, due 12/1/29	330,000	290,283
Fidelity National Information Services, Inc.
5.100%, due 7/15/32	715,000	704,226
MSCI, Inc.
3.250%, due 8/15/33	360,000	292,500
		1,287,009
Telecommunications — 0.6%
AT&T, Inc.
3.500%, due 9/15/53	980,000	702,881
Sprint Spectrum Co., LLC / Sprint Spectrum Co., II LLC / Sprint Spectrum Co., III LLC
4.738%, due 3/20/25	307,501	305,463
T-Mobile USA, Inc.
2.625%, due 2/15/29	580,000	512,561
		1,520,905
Transportation — 0.3%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.750%, due 4/20/29	355,000	337,351
Burlington Northern Santa Fe LLC
4.450%, due 1/15/53	535,000	503,181
		840,532
Water — 0.1%
American Water Capital Corp.
3.250%, due 6/1/51	460,000	339,400
Total Corporate Bonds (Cost $63,116,266)		61,011,904
Foreign Bonds — 12.0%
Airlines — 0.4%
British Airways 2021-1 Class A Pass-Through Trust, (United Kingdom)
Series 2021-1A, A2.900%, due 3/15/35	1,066,417	910,072
Auto Manufacturers — 0.8%
BMW US Capital LLC, (Germany)
3.450%, due 4/1/27	655,000	636,823
Mercedes-Benz Finance North America LLC, (Germany)
4.950%, due 3/30/25	1,210,000	1,211,285
		1,848,108

See notes to financial statements.

Schedule of Investments — IQ MacKay ESG Core Plus Bond ETF (continued)

April 30, 2023
	Principal Amount	Value
Foreign Bonds (continued)
Banks — 8.0%
Banco Santander SA, (Spain)
4.175%, (1 Year US CMT T-Note + 2.00%), due 3/24/28(a)	$415,000	$394,559
5.294%, due 8/18/27	600,000	597,557
Bank of Montreal, (Canada)
3.700%, due 6/7/25	380,000	369,974
Barclays PLC, (United Kingdom)
4.375%, (5 Year US CMT T-Note + 3.41%), due 12/15/71(a)	585,000	387,517
5.200%, due 5/12/26	750,000	732,090
8.000%, (5 Year US CMT T-Note + 5.43%), due 12/15/71(a)	320,000	280,288
BNP Paribas SA, (France)
3.052%, (SOFR + 1.51%), due 1/13/31(a)	560,000	484,314
4.625%, (5 Year US CMT T-Note + 3.20%), due 7/12/71(a)	465,000	364,979
4.625%, (5 Year US CMT T-Note + 3.34%), due 8/25/71(a)	240,000	170,256
7.750%, (5 Year US CMT T-Note + 4.90%), due 2/16/72(a)	220,000	210,100
Bpce SA, (France)
5.125%, due 1/18/28	450,000	450,714
BPCE SA, (France)
2.045%, (SOFR + 1.09%), due 10/19/27(a)	1,220,000	1,078,255
Canadian Imperial Bank of Commerce, (Canada)
3.300%, due 4/7/25	465,000	449,301
Cooperatieve Rabobank UA, (Netherlands)
3.649%, (1 Year US CMT T-Note + 1.22%), due 4/6/28(a)	870,000	820,349
Credit Agricole SA, (France)
4.750%, (5 Year US CMT T-Note + 3.24%), due 3/23/72(a)	560,000	430,640
Credit Suisse Group AG, (Switzerland)
3.091%, (SOFR + 1.73%), due 5/14/32(a)	435,000	348,353
6.442%, (SOFR + 3.70%), due 8/11/28(a)	550,000	544,347
Deutsche Bank AG, (Germany)
3.729%, (SOFR + 2.76%), due 1/14/32(a)	700,000	526,606
Deutsche Bank AG/New York NY, (Germany)
2.552%, (SOFR + 1.32%), due 1/7/28(a)	890,000	773,807
Intesa Sanpaolo SpA, (Italy)
7.000%, due 11/21/25	830,000	848,036
Kreditanstalt fuer Wiederaufbau, (Germany)
2.500%, due 11/20/24	190,000	184,634
Lloyds Banking Group PLC, (United Kingdom)
4.450%, due 5/8/25	95,000	93,302
4.582%, due 12/10/25	775,000	741,873
4.976%, (1 Year US CMT T-Note + 2.30%), due 8/11/33(a)	580,000	562,278
	Principal Amount	Value
Foreign Bonds (continued)
Banks (continued)
Macquarie Group Ltd., (Australia)
2.871%, (SOFR + 1.53%), due 1/14/33(a)	$660,000	$536,458
4.098%, (SOFR + 2.13%), due 6/21/28(a)	420,000	401,416
Mitsubishi UFJ Financial Group, Inc., (Japan)
2.309%, (1 Year US CMT T-Note + 0.95%), due 7/20/32(a)	1,085,000	875,837
Mizuho Financial Group, Inc., (Japan)
3.261%, (1 Year US CMT T-Note + 1.25%), due 5/22/30(a)	395,000	354,035
NatWest Group PLC, (United Kingdom)
4.892%, (3-Month LIBOR + 1.75%), due 5/18/29(a)	905,000	880,763
Royal Bank of Canada, (Canada)
Series G, 5.548%, (SOFR + 0.71%), due 1/21/27(a)	555,000	544,986
Societe Generale SA, (France)
3.337%, (1 Year US CMT T-Note + 1.60%), due 1/21/33(a)	535,000	437,534
4.750%, (5 Year US CMT T-Note + 3.93%), due 11/26/71(a)	435,000	332,036
5.375%, (5 Year US CMT T-Note + 4.51%), due 5/18/71(a)	330,000	231,000
Sumitomo Mitsui Financial Group, Inc., (Japan)
1.902%, due 9/17/28	865,000	738,776
Swedbank AB, (Sweden)
3.356%, due 4/4/25	465,000	449,944
UBS Group AG, (Switzerland)
1.364%, (1 Year US CMT T-Note + 1.08%), due 1/30/27(a)	285,000	252,024
4.375%, (5 Year US CMT T-Note + 3.31%), due 8/10/71(a)	400,000	275,901
4.875%, (5 Year US CMT T-Note + 3.40%), due 8/12/71(a)	150,000	116,625
Westpac Banking Corp., (Australia)
3.020%, (5 Year US CMT T-Note + 1.53%), due 11/18/36(a)	635,000	500,759
5.457%, due 11/18/27	740,000	768,303
		19,540,526
Chemicals — 0.3%
Ineos Finance PLC, (Luxembourg)
6.750%, due 5/15/28	750,000	741,045
Diversified Financial Services — 0.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, (Ireland)
3.000%, due 10/29/28	200,000	174,124
Avolon Holdings Funding Ltd., (Ireland)
2.875%, due 2/15/25	525,000	492,664
Banco BTG Pactual SA/Cayman Islands, (Brazil)
2.750%, due 1/11/26	660,000	600,930
Nomura Holdings, Inc., (Japan)
2.172%, due 7/14/28	660,000	555,873
5.099%, due 7/3/25	440,000	434,307
		2,257,898

See notes to financial statements.

Schedule of Investments — IQ MacKay ESG Core Plus Bond ETF (continued)

April 30, 2023
	Principal Amount	Value
Foreign Bonds (continued)
Electric — 0.4%
Transalta Corp., (Canada)
7.750%, due 11/15/29	$830,000	$871,566
Food — 0.2%
MARB Bondco PLC, (Brazil)
3.950%, due 1/29/31	560,000	411,291
Pharmaceuticals — 0.4%
Teva Pharmaceutical Finance Netherlands III BV, (Israel)
3.150%, due 10/1/26	250,000	225,895
4.750%, due 5/9/27	575,000	538,508
7.875%, due 9/15/29	220,000	230,375
		994,778
Savings & Loans — 0.4%
Nationwide Building Society, (United Kingdom)
2.972%, (SOFR + 1.29%), due 2/16/28(a)	655,000	596,720
4.850%, due 7/27/27	600,000	591,730
		1,188,450
Telecommunications — 0.2%
Altice France SA, (France)
5.125%, due 7/15/29	565,000	417,730
Total Foreign Bonds (Cost $30,706,705)		29,181,464
Foreign Government Obligations — 0.3%
Colombia Government International Bond, (Colombia)
7.500%,due 2/2/34	375,000	359,232
Inter-American Development Bank, (Supranational)
0.875%,due 4/3/25	200,000	187,868
International Bank for Reconstruction & Development, (Supranational)
0.625%,due 4/22/25	200,000	186,661
Total Foreign Government Obligations (Cost $772,517)		733,761
U.S. Treasury Bonds — 5.4%
U.S. Treasury Bond, 3.625%, due 2/15/53	715,000	708,967
U.S. Treasury Bond, 3.875%, due 2/15/43	12,315,000	12,445,847
		13,154,814
Total U.S. Treasury Bonds (Cost $12,598,235)		13,154,814
U.S. Treasury Notes — 9.3%
U.S. Treasury Note, 3.500%, due 4/30/30	1,460,000	1,462,509
U.S. Treasury Note, 3.500%, due 2/15/33	20,985,000	21,109,599
		22,572,108
Total U.S. Treasury Notes (Cost $22,089,175)		22,572,108

	Principal Amount	Value
United States Government Agency Mortgage-Backed Securities — 17.9%
Mortgage Securities — 17.9%
Fannie Mae Interest Strip
Series 2022-426 C32, 1.500% due 2/25/52(c)	$2,078,593	$204,125
Fannie Mae Pool
Series 2021-BT0472 2.000% due 7/1/51	88,080	73,445
Series 2022-CB5401 4.500% due 12/1/52	924,301	903,591
Series 2022-FS1429 3.500% due 4/1/52	777,990	723,451
Series 2022-FS2058 4.000% due 6/1/52	717,326	686,060
Series 2022-FS3643 5.500% due 11/1/52	358,734	361,709
Series 2022-MA4626 4.000% due 6/1/52	1,778,309	1,699,976
Series 2022-MA4644 4.000% due 5/1/52	910,512	870,781
Series 2022-MA4655 4.000% due 7/1/52	1,192,262	1,140,111
Series 2022-MA4709 5.000% due 7/1/52	322,174	320,444
Series 2023-MA4919 5.500% due 2/1/53	1,540,097	1,552,870
Series 2023-MA4942 6.000% due 3/1/53	604,053	615,341
Fannie Mae REMICS
Series 2016-57 SN, 1.030% (1-Month LIBOR + 6.05%), due 6/25/46(a)(c)	569,417	67,245
Series 2019-32 SB, 1.030% (1-Month LIBOR + 6.05%), due 6/25/49(a)(c)	1,231,094	137,013
Series 2020-47 BD, 1.500% due 7/25/50	175,838	138,122
Series 2020-49 PB, 1.750% due 7/25/50	153,575	123,022
Series 2020-70 SD, 1.230% (1-Month LIBOR + 6.25%), due 10/25/50(a)(c)	912,354	132,393
Series 2021-10 LI, 2.500% due 3/25/51(c)	530,236	77,262
Series 2021-12 JI, 2.500% due 3/25/51(c)	673,551	99,792
Series 2021-3 TI, 2.500% due 2/25/51(c)	2,237,330	363,185
Series 2021-34 IS, (1-Month LIBOR + 3.00%), due 11/25/42(a)(c)	2,459,794	87,112
Series 2021-34 MI, 2.500% due 3/25/51(c)	984,494	119,657
Series 2021-40 SI, 0.930% (1-Month LIBOR + 5.95%), due 9/25/47(a)(c)	799,500	84,687
Series 2021-54 HI, 2.500% due 6/25/51(c)	207,927	25,487
Series 2021-8 ID, 3.500% due 3/25/51(c)	782,595	153,285
Series 2021-95 KI, 2.500% due 4/25/51(c)	2,592,682	354,688
Series 2022-10 SA, 0.935% (SOFR30A + 5.75%), due 2/25/52(a)(c)	888,444	122,674
Series 2022-5 SN, (SOFR30A + 1.80%), due 2/25/52(a)(c)	375,715	4,580

See notes to financial statements.

Schedule of Investments — IQ MacKay ESG Core Plus Bond ETF (continued)

April 30, 2023
	Principal Amount	Value
United States Government Agency Mortgage-Backed Securities (continued)
Mortgage Securities (continued)
Federal National Mortgage Association
5.000% due 3/1/53	$945,427	$940,069
5.000% due 3/1/53	249,315	248,053
Freddie Mac Pool
3.500% due 7/1/52	218,594	203,168
4.000% due 9/1/52	454,843	436,424
4.500% due 10/1/52	1,993,793	1,949,168
4.500% due 11/1/52	2,954,447	2,888,246
Series 2019-SD8030 3.000% due 12/1/49	220,675	200,172
Series 2022-SD8215 4.000% due 5/1/52	947,125	905,415
Freddie Mac REMICS
Series 2020-4988 BA, 1.500% due 6/25/50	198,951	156,253
Series 2020-4993 KS, 1.030% (1-Month LIBOR + 6.05%), due 7/25/50(a)(c)	1,619,847	245,205
Series 2020-4994 TS, 1.080% (1-Month LIBOR + 6.10%), due 7/25/50(a)(c)	898,841	121,061
Series 2020-5021 SA, (SOFR30A + 3.55%), due 10/25/50(a)(c)	869,866	30,293
Series 2020-5031 IQ, 2.500% due 10/25/50(c)	546,988	76,337
Series 2020-5036 IO, 3.500% due 11/25/50(c)	647,138	128,220
Series 2020-5038 IB, 2.500% due 10/25/50(c)	542,829	82,348
Series 2020-5038 KA, 1.500% due 11/25/50	361,106	280,260
Series 2020-5040 IO, 3.500% due 11/25/50(c)	862,090	137,940
Series 2021-5070 PI, 3.000% due 8/25/50(c)	925,962	143,231
Series 2021-5149 LI, 2.500% due 10/25/51(c)	1,803,465	233,380
Series 2021-5187 SA, (SOFR30A + 1.80%), due 1/25/52(a)(c)	668,931	9,413
Series 2022-5191 IO, 3.500% due 9/25/50(c)	995,719	162,353
Series 2022-5274 IO, 2.500% due 1/25/51(c)	1,835,722	286,414
Series 2023-5304 UB, 4.000% due 2/25/52	709,747	688,901
Freddie Mac Strips
Series 2013-311, 0.000%, due 8/15/43(f)(g)	177,438	136,777
Series 2013-311 S1, 1.002% (1-Month LIBOR + 5.95%), due 8/15/43(a)(c)	627,062	73,107
Series 2022-389 C35, 2.000% due 6/15/52(c)	1,361,008	171,895
FREMF 2016-K58 Mortgage Trust
Series 2016-K58 B, 3.866% due 9/25/49(a)(b)	270,000	258,164
FREMF 2017-K056 Mortgage Trust
Series 2017-K65 C, 4.218% due 7/25/50(a)(b)	580,000	548,749
FREMF 2018-K733 Mortgage Trust
Series 2018-K73 B, 3.986% due 2/25/51(a)(b)	100,000	94,053
	Principal Amount	Value
United States Government Agency Mortgage-Backed Securities (continued)
Mortgage Securities (continued)
FREMF 2018-K77 Mortgage Trust
Series 2018-K77 C, 4.303% due 5/25/51(a)(b)	$245,000	$230,184
FREMF 2018-K78 Mortgage Trust
Series 2018-K78 B, 4.267% due 6/25/51(a)(b)	20,000	19,002
Series 2018-K78 C, 4.267% due 6/25/51(a)(b)	182,000	170,594
FREMF 2018-K79 Mortgage Trust
Series 2018-K79 B, 4.351% due 7/25/51(a)(b)	50,000	47,685
FREMF 2018-K80 Mortgage Trust
Series 2018-K80 C, 4.376% due 8/25/50(a)(b)	323,000	303,956
FREMF 2018-K86 Mortgage Trust
Series 2018-K86 C, 4.437% due 11/25/51(a)(b)	625,000	588,279
FREMF 2019-K102 Mortgage Trust
Series 2019-K102 C, 3.652% due 12/25/51(a)(b)	685,000	607,834
FREMF 2019-K103 Mortgage Trust
Series 2019-K103 B, 3.574% due 12/25/51(a)(b)	255,000	228,845
FREMF 2019-K90 Mortgage Trust
Series 2019-K90 C, 4.465% due 2/25/52(a)(b)	420,000	392,346
FREMF 2019-K94 Mortgage Trust
Series 2019-K94 B, 4.101% due 7/25/52(a)(b)	395,000	366,884
Series 2019-K94 C, 4.101% due 7/25/52(a)(b)	470,000	429,384
FREMF 2019-K95 Mortgage Trust
Series 2019-K95 C, 4.055% due 8/25/52(a)(b)	535,000	488,091
FREMF 2019-K98 Mortgage Trust
Series 2019-K98 C, 3.863% due 10/25/52(a)(b)	85,000	76,547
FREMF 2020-K104 Mortgage Trust
Series 2020-K104 C, 3.663% due 2/25/52(a)(b)	315,000	277,854
Government National Mortgage Association
Series 2019-136 YS, (1-Month LIBOR + 2.83%), due 11/20/49(a)(c)	316,519	6,066
Series 2019-159 P, 2.500% due 9/20/49	1,169,936	1,037,644
Series 2020-1 YS, (1-Month LIBOR + 2.83%), due 1/20/50(a)(c)	1,427,496	28,938
Series 2020-129 SB, (1-Month LIBOR + 3.20%), due 9/20/50(a)(c)	2,060,536	47,340
Series 2020-146 KI, 2.500% due 10/20/50(c)	1,606,402	210,292
Series 2020-146 SA, 1.347% (1-Month LIBOR + 6.30%), due 10/20/50(a)(c)	1,017,442	143,288
Series 2020-146 YK, 1.000% due 10/20/50	659,556	515,502
Series 2020-151 TI, 2.500% due 10/20/50(c)	961,746	127,441
Series 2020-165 UD, 1.500% due 11/20/50	283,935	234,038

See notes to financial statements.

Schedule of Investments — IQ MacKay ESG Core Plus Bond ETF (continued)

April 30, 2023
	Principal Amount	Value
United States Government Agency Mortgage-Backed Securities (continued)
Mortgage Securities (continued)
Series 2020-167 SN, 1.347% (1-Month LIBOR + 6.30%), due 11/20/50(a)(c)	$539,569	$73,659
Series 2020-173 EI, 2.500% due 11/20/50(c)	1,072,175	147,377
Series 2020-175 CS, 1.347% (1-Month LIBOR + 6.30%), due 11/20/50(a)(c)	1,142,539	162,348
Series 2020-176 AI, 2.000% due 11/20/50(c)	654,367	66,459
Series 2020-185 BI, 2.000% due 12/20/50(c)	799,901	91,470
Series 2020-189 SU, 1.347% (1-Month LIBOR + 6.30%), due 12/20/50(a)(c)	674,468	99,098
Series 2020-62 FA, 3.500% (1-Month LIBOR + 0.63%), due 5/20/50(a)	609,694	555,105
Series 2021-1 IT, 3.000% due 1/20/51(c)	1,132,208	169,781
Series 2021-1 PI, 2.500% due 12/20/50(c)	845,510	108,653
Series 2021-146 IN, 3.500% due 8/20/51(c)	1,249,276	194,481
Series 2021-149 CI, 2.500% due 8/20/51(c)	1,393,183	193,432
Series 2021-158 SB, (SOFR30A + 3.70%), due 9/20/51(a)(c)	1,044,995	42,751
Series 2021-177 CI, 2.500% due 10/20/51(c)	1,066,545	141,314
Series 2021-177 SB, (SOFR30A + 3.20%), due 10/20/51(a)(c)	7,581,887	155,568
Series 2021-179 SA, 1.347% (1-Month LIBOR + 6.30%), due 11/20/50(a)(c)	1,549,175	213,011
Series 2021-188 IO, 2.500% due 10/20/51(c)	1,617,386	254,740
Series 2021-205 DS, (SOFR30A + 3.20%), due 11/20/51(a)(c)	3,457,224	68,653
Series 2021-30 DI, 2.500% due 2/20/51(c)	1,405,176	194,025
Series 2021-41 FS, 2.000% (SOFR30A + 0.20%), due 10/20/50(a)(c)	1,200,866	115,645
Series 2021-42 BI, 2.500% due 3/20/51(c)	654,186	90,548
Series 2021-46 QS, 1.347% (1-Month LIBOR + 6.30%), due 3/20/51(a)(c)	619,001	84,692
Series 2021-46 TS, 1.347% (1-Month LIBOR + 6.30%), due 3/20/51(a)(c)	790,279	109,249
Series 2021-49 SB, 1.347% (1-Month LIBOR + 6.30%), due 3/20/51(a)(c)	914,114	124,277
Series 2021-57 SA, 1.347% (1-Month LIBOR + 6.30%), due 3/20/51(a)(c)	1,232,315	166,831
Series 2021-57 SD, 1.347% (1-Month LIBOR + 6.30%), due 3/20/51(a)(c)	1,596,285	214,792
Series 2021-74 HI, 3.000% due 4/20/51(c)	196,701	28,447
Series 2021-83 FM, 2.500% (SOFR30A + 0.51%), due 5/20/51(a)	1,703,878	1,429,646
Series 2021-97 FA, 3.000% (SOFR30A + 0.40%), due 6/20/51(a)	352,565	305,678
Series 2021-97 IN, 2.500% due 8/20/49(c)	1,404,363	162,529
Series 2021-97 SA, (SOFR30A + 2.60%), due 6/20/51(a)(c)	5,100,462	93,018
	Principal Amount	Value
United States Government Agency Mortgage-Backed Securities (continued)
Mortgage Securities (continued)
Series 2021-97 SM, 1.347% (1-Month LIBOR + 6.30%), due 6/20/51(a)(c)	$1,399,621	$200,522
Series 2021-98 IN, 3.000% due 6/20/51(c)	634,955	110,235
Series 2022-1 IA, 2.500% due 6/20/50(c)	387,239	52,111
Series 2022-10 IC, 2.000% due 11/20/51(c)	1,145,356	139,342
Series 2022-137 S, 1.347% (1-Month LIBOR + 6.30%), due 7/20/51(a)(c)	1,406,921	187,524
Series 2022-189 AT, 3.000% due 7/20/51	802,023	722,115
Series 2022-19 SG, (SOFR30A + 2.45%), due 1/20/52(a)(c)	1,760,806	22,724
Series 2022-206 CN, 3.000% due 2/20/52	575,521	519,187
Series 2022-206 WN, 4.000% due 10/20/49	922,189	896,516
Series 2022-24 SC, (SOFR30A + 2.37%), due 2/20/52(a)(c)	15,542,276	170,099
Series 2022-34 HS, (SOFR30A + 4.10%), due 2/20/52(a)(c)	2,445,201	129,871
Series 2023-19 CI, 3.000% due 11/20/51(c)	1,364,982	200,489
Series 2023-19 IO, 2.500% due 2/20/51(c)	1,939,005	256,317
Series 2023-38 WT, 6.817% due 12/20/51(a)(b)	323,048	354,280
Series 2023-53, 0.000%, due 4/20/53(f)(g)	345,000	278,467
Series 2023-55 CG, 7.486% due 7/20/51(a)(b)	845,000	963,163
Series 2023-55 LB, 7.993% due 11/20/51(a)(b)	915,000	1,062,954
Series 2023-56, 0.000%, due 7/20/52(f)(g)	830,000	746,766
Series 2023-59 YC, 6.897% due 9/20/51(a)(b)	725,000	805,416
		43,330,586
Total United States Government Agency Mortgage-Backed Securities (Cost $43,397,983)		43,330,586

	Shares
Short-Term Investment — 0.3%
Money Market Fund — 0.3%
Dreyfus Government Cash Management Fund, Institutional Shares, 4.76%(h)(i)	372,750	372,750
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 4.72%(h)	365,858	365,858
Total Short-Term Investment (Cost $738,608)		738,608
Total Investments — 99.1% (Cost $243,498,011)		240,301,032
Other Assets and Liabilities, Net — 0.9%		2,241,688
Net Assets — 100.0%		$242,542,720

See notes to financial statements.

Schedule of Investments — IQ MacKay ESG Core Plus Bond ETF (continued)

April 30, 2023

(a)
Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2023.

(b)
Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.

(c)
Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.

(d)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $359,733; total market value of collateral held by the Fund was $372,750.
(e)
Less than 0.05%.

(f)
The security was issued on a discount basis with no stated coupon rate. Rate shown reflects the effective yield.

(g)
A principal only security is the principal only portion of a fixed income security, which is separated and sold individually from the interest portion of the security.

(h)
Reflects the 7-day yield at April 30, 2023.

(i)
Represents security purchased with cash collateral received for securities on loan.

Abbreviations
CMT	—	Constant Maturity Treasury Index
FREMF	—	Freddie MAC Multifamily Securities
LIBOR	—	London InterBank Offered Rate
SOFR	—	Secured Financing Overnight Rate
Open futures contracts outstanding at April 30, 2023:
Type	Broker	Expiration Date	Number of Contracts Purchased (Sold)	Notional Value at Trade Date	Notional Value at April 30, 2023	Unrealized Appreciation (Depreciation)
U.S. 10 Year Ultra Note	Citigroup Global Markets Inc.	June 2023	178	$20,953,686	$21,618,656	$664,970
U.S. 2 Year Note (CBT)	Citigroup Global Markets Inc.	June 2023	(6)	(1,241,471)	(1,236,984)	4,487
U.S. 5 Year Note (CBT)	Citigroup Global Markets Inc.	June 2023	(10)	(1,088,400)	(1,097,422)	(9,022)
U.S. Long Bond (CBT)	Citigroup Global Markets Inc.	June 2023	36	4,538,896	4,739,625	200,729
U.S. Ultra Bond (CBT)	Citigroup Global Markets Inc.	June 2023	44	5,986,854	6,221,875	235,021
						$1,096,185

CBT — Chicago Board of Trade
Cash posted as collateral to broker for futures contracts was $979,344 at April 30, 2023.
See notes to financial statements.

Schedule of Investments — IQ MacKay ESG Core Plus Bond ETF (continued)

April 30, 2023
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(j)
Collateralized Mortgage Obligations	$—	$27,509,691	$—	$27,509,691
Commercial Asset-Backed Securities	—	23,855,176	—	23,855,176
Commercial Mortgage-Backed Securities	—	18,212,920	—	18,212,920
Corporate Bonds	—	61,011,904	—	61,011,904
Foreign Bonds	—	29,181,464	—	29,181,464
Foreign Government Obligations	—	733,761	—	733,761
U.S. Treasury Bonds	—	13,154,814	—	13,154,814
U.S. Treasury Notes	—	22,572,108	—	22,572,108
United States Government Agency Mortgage-Backed Securities	—	43,330,586	—	43,330,586
Short-Term Investment:
Money Market Fund	738,608	—	—	738,608
Total Investments in Securities	738,608	239,562,424	—	240,301,032
Other Financial Instruments:(k)
Futures Contracts	1,105,207	—	—	1,105,207
Total Investments in Securities and Other Financial Instruments	$1,843,815	$239,562,424	$—	$241,406,239
Liability Valuation Inputs
Other Financial Instruments:(k)
Futures Contracts	$(9,022)	$—	$—	$(9,022)

(j)
For a complete listing of investments and their states, see the Schedule of Investments.

(k)
Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2023 the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ MacKay Multi-Sector Income ETF

April 30, 2023
	Principal Amount	Value
Long-Term Bonds — 97.0%
Collateralized Mortgage Obligations — 8.3%
Mortgage Securities — 8.3%
Fannie Mae Connecticut Avenue Securities
Series 2017-C03 1B1, 9.870%, (1-Month LIBOR + 4.85%), due 10/25/29(a)	$35,000	$38,403
Series 2017-C07 1B1, 9.020%, (1-Month LIBOR + 4.00%), due 5/25/30(a)	130,000	138,424
Series 2018-C01 1B1, 8.570%, (1-Month LIBOR + 3.55%), due 7/25/30(a)	100,000	106,618
Series 2018-C03 1B1, 8.770%, (1-Month LIBOR + 3.75%), due 10/25/30(a)	185,000	198,388
Series 2018-C04 2B1, 9.520%, (1-Month LIBOR + 4.50%), due 12/25/30(a)	75,000	81,220
Series 2018-C05 1B1, 9.270%, (1-Month LIBOR + 4.25%), due 1/25/31(a)	85,000	92,738
Series 2021-R02 2B1, 8.115%, (SOFR + 3.30%), due 11/25/41(a)	15,000	14,456
Fannie Mae Interest Strip
Series 2022-427 C77, 2.500%, due 9/25/51(b)	207,867	30,596
Fannie Mae REMICS
Series 2016-57 SN, 1.030%, (1-Month LIBOR + 6.05%), due 6/25/46(a)(b)	79,373	9,374
Series 2019-32 SB, 1.030%, (1-Month LIBOR + 6.05%), due 6/25/49(a)(b)	68,136	7,583
Series 2020-49 PB, 1.750%, due 7/25/50	42,233	33,831
Series 2021-34 MI, 2.500%, due 3/25/51(b)	87,123	10,589
Freddie Mac REMICS
Series 2020-5036 IO, 3.500%, due 11/25/50(b)	69,961	13,862
Series 2020-5040 IO, 3.500%, due 11/25/50(b)	68,149	10,904
Freddie Mac STACR REMIC Trust 2020-DNA6
Series 2020-DNA6 M2, 6.815%, (SOFR + 2.00%), due 12/25/50(a)	81,685	81,685
Freddie Mac STACR REMIC Trust 2021-DNA5
Series 2021-DNA5 B1, 7.865%, (SOFR + 3.05%), due 1/25/34(a)	75,000	71,333
Freddie Mac STACR REMIC Trust 2021-HQA2
Series 2021-HQA2 B1, 7.965%, (SOFR + 3.15%), due 12/25/33(a)	90,000	81,567
Freddie Mac STACR REMIC Trust 2021-HQA3
Series 2021-HQA3 B1, 8.165%, (SOFR + 3.35%), due 9/25/41(a)	90,000	84,094
Series 2021-HQA3 M2, 6.915%, (SOFR + 2.10%), due 9/25/41(a)	90,000	83,953
Freddie Mac STACR REMIC Trust 2022-DNA1
Series 2022-DNA1 M2, 7.315%, (SOFR + 2.50%), due 1/25/42(a)	50,000	47,065
Freddie Mac STACR REMIC Trust 2022-DNA2
Series 2022-DNA2 M1B, 7.215%, (SOFR + 2.40%), due 2/25/42(a)	65,000	64,026
	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Mortgage Securities (continued)
Freddie Mac STACR REMIC Trust 2022-DNA3
Series 2022-DNA3 M1B, 7.715%, (SOFR + 2.90%), due 4/25/42(a)	$128,000	$127,680
Freddie Mac STACR Trust 2019-DNA1
Series 2019-DNA1 B1, 9.670%, (1-Month LIBOR + 4.65%), due 1/25/49(a)	70,000	75,463
Freddie Mac STACR Trust 2019-DNA2
Series 2019-DNA2 B1, 9.370%, (1-Month LIBOR + 4.35%), due 3/25/49(a)	95,000	99,263
Freddie Mac STACR Trust 2019-DNA3
Series 2019-DNA3 B1, 8.270%, (1-Month LIBOR + 3.25%), due 7/25/49(a)	20,000	20,534
Freddie Mac Strips
Series 2013-311, 0.000%, due 8/15/43(c)(d)	17,227	13,279
Series 2013-311 S1, 1.002%, (1-Month LIBOR + 5.95%), due 8/15/43(a)(b)	68,047	7,933
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2018-HQA1 M2, 7.320%, (1-Month LIBOR + 2.30%), due 9/25/30(a)	21,907	22,066
Government National Mortgage Association
Series 2020-122 IW, 2.500%, due 7/20/50(b)	98,679	12,992
Series 2020-34 SC, 1.097%, (1-Month LIBOR + 6.05%), due 3/20/50(a)(b)	66,523	8,079
Series 2020-97 HB, 1.000%, due 7/20/50	19,936	15,527
Series 2021-122 HS, 1.347%, (1-Month LIBOR + 6.30%), due 7/20/51(a)(b)	102,647	14,952
Series 2021-136 SB, 0.000%, (SOFR + 3.20%), due 8/20/51(a)(b)	622,932	13,445
Series 2021-214 SA, (SOFR + 1.70%), due 12/20/51(a)(b)	1,535,768	15,289
Series 2021-216 SA, 0.000%, (SOFR + 3.80%), due 12/20/51(a)(b)	622,915	21,424
Series 2021-41 FS, 2.000%, (SOFR + 0.20%), due 10/20/50(a)(b)	166,888	16,071
Series 2021-57 AI, 2.000%, due 2/20/51(b)	109,022	11,112
Series 2021-96 JS, 1.397%, (1-Month LIBOR + 6.35%), due 6/20/51(a)(b)	111,034	12,789
Series 2022-83 IO, 2.500%, due 11/20/51(b)	181,317	23,990
Series 2023-1 HD, 3.500%, due 1/20/52	49,036	46,107
Series 2023-1 MA, 3.500%, due 5/20/50	44,001	41,459
J.P. Morgan Mortgage Trust 2022-INV3
Series 2022-INV3 A3B, 3.000%, due 9/25/52(a)(e)	91,144	76,935
OBX 2019-INV2 Trust
Series 2019-INV2 A5, 4.000%, due 5/27/49(a)(e)	27,597	26,115
		2,023,213
Total Collateralized Mortgage Obligations (Cost $1,975,459)		2,023,213

See notes to financial statements.

Schedule of Investments — IQ MacKay Multi-Sector Income ETF (continued)

April 30, 2023
	Principal Amount	Value
Commercial Asset-Backed Securities — 8.6%
Asset Backed Securities — 8.6%
AMSR 2020-SFR2 Trust
Series 2020-SFR2 A, 1.632%, due 7/17/37	$100,000	$92,760
CF Hippolyta Issuer LLC
Series 2020-1 A1, 1.690%, due 7/15/60	89,945	81,616
Series 2021-1A A1, 1.530%, due 3/15/61	94,245	82,873
DB Master Finance LLC
Series 2019-1A A23, 4.352%, due 5/20/49	96,500	91,417
Dell Equipment Finance Trust 2023-1
Series 2023-1 A3, 5.650%, due 9/22/28	25,000	25,338
Drive Auto Receivables Trust 2021-2
Series 2021-2 D, 1.390%, due 3/15/29	76,000	71,359
Enterprise Fleet Financing 2022-2 LLC
Series 2022-2 A3, 4.790%, due 5/21/29	100,000	99,476
Exeter Automobile Receivables Trust 2021-3
Series 2021-3A D, 1.550%, due 6/15/27	50,000	46,116
FirstKey Homes 2020-SFR2 Trust
Series 2020-SFR2 A, 1.266%, due 10/19/37	118,432	107,765
Flagship Credit Auto Trust 2020-3
Series 2020-3 D, 2.500%, due 9/15/26	115,000	107,902
Hertz Vehicle Financing III LP
Series 2021-2A A, 1.680%, due 12/27/27	100,000	88,910
Series 2021-2A C, 2.520%, due 12/27/27	140,000	121,610
Hertz Vehicle Financing LLC
Series 2021-1A A, 1.210%, due 12/26/25	100,000	93,750
Hilton Grand Vacations Trust 2019-A
Series 2019-AA B, 2.540%, due 7/25/33	38,919	36,493
Home Partners of America 2021-2 Trust
Series 2021-2 A, 1.901%, due 12/17/26	114,724	102,186
Hyundai Auto Receivables Trust 2021-A
Series 2021-A C, 1.330%, due 11/15/27	35,000	32,131
MVW 2021-1W LLC
Series 2021-1WA B, 1.440%, due 1/22/41	56,122	51,171
Navient Private Education Refi Loan Trust 2021-A
Series 2021-A A, 0.840%, due 5/15/69	73,180	64,227
New Economy Assets Phase 1 Sponsor LLC
Series 2021-1 A1, 1.910%, due 10/20/61	100,000	86,834
PFS Financing Corp.
Series 2022-A A, 2.470%, due 2/15/27	100,000	95,369
Series 2022-D A, 4.270%, due 8/15/27	100,000	98,420
Series 2022-D B, 4.900%, due 8/15/27	100,000	98,550
	Principal Amount	Value
Commercial Asset-Backed Securities (continued)
Asset Backed Securities (continued)
Progress Residential 2021-SFR1
Series 2021-SFR1 A, 1.052%, due 4/17/38	$99,460	$88,123
Progress Residential 2021-SFR4
Series 2021-SFR4 A, 1.558%, due 5/17/38	100,000	89,727
Santander Drive Auto Receivables Trust 2021-4
Series 2021-4 D, 1.670%, due 10/15/27	100,000	93,463
Taco Bell Funding LLC
Series 2021-1A A23, 2.542%, due 8/25/51	59,250	46,679
		2,094,265
Total Commercial Asset-Backed Securities (Cost $2,125,157)		2,094,265
Commercial Mortgage-Backed Securities — 6.7%
Mortgage Securities — 6.7%
BAMLL Commercial Mortgage Securities Trust 2022-DKLX
Series 2022-DKLX C, 7.040%, (TSFR1M + 2.15%), due 1/15/39(a)	100,000	95,117
BX Commercial Mortgage Trust 2020-VIV2
Series 2020-VIV2 C, 3.661%, due 3/9/44(a)(e)	100,000	83,212
BX Commercial Mortgage Trust 2020-VIVA
Series 2020-VIVA D, 3.667%, due 3/11/44(a)(e)	100,000	80,759
BX Commercial Mortgage Trust 2021-21M
Series 2021-21M C, 6.125%, (1-Month LIBOR + 1.18%), due 10/15/36(a)	74,501	70,352
BX Trust 2018-GW
Series 2018-GW A, 5.748%, (1-Month LIBOR + 0.80%), due 5/15/35(a)	100,000	98,500
BX Trust 2021-ARIA
Series 2021-ARIA E, 7.193%, (1-Month LIBOR + 2.24%), due 10/15/36(a)	100,000	92,520
BX Trust 2021-RISE
Series 2021-RISE B, 6.198%, (1-Month LIBOR + 1.25%), due 11/15/36(a)	100,000	96,527
Series 2021-RISE C, 6.398%, (1-Month LIBOR + 1.45%), due 11/15/36(a)	100,000	95,463
BXHPP Trust 2021-FILM
Series 2021-FILM B, 5.848%, (1-Month LIBOR + 0.90%), due 8/15/36(a)	130,000	118,786
CSMC 2020-WEST Trust
Series 2020-WEST A, 3.040%, due 2/15/35	100,000	75,765
FREMF 2017-K71 Mortgage Trust
Series 2017-K71 B, 3.881%, due 11/25/50(a)(e)	100,000	94,143
FREMF 2019-K99 Mortgage Trust
Series 2019-K99 B, 3.765%, due 10/25/52(a)(e)	100,000	90,709

See notes to financial statements.

Schedule of Investments — IQ MacKay Multi-Sector Income ETF (continued)

April 30, 2023
	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Mortgage Securities (continued)
Hudson Yards 2019-30HY Mortgage Trust
Series 2019-30HY A, 3.228%, due 7/10/39	$100,000	$87,445
J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-OSB
Series 2019-OSB A, 3.397%, due 6/5/39	100,000	88,993
Manhattan West 2020-1MW Mortgage Trust
Series 2020-1MW A, 2.130%, due 9/10/39	100,000	86,511
Multifamily Connecticut Avenue Securities Trust 2019-01
Series 2019-01 M10, 8.270%, (1-Month LIBOR + 3.25%), due 10/25/49(a)	94,220	87,959
Multifamily Connecticut Avenue Securities Trust 2020-01
Series 2020-01 M10, 8.770%, (1-Month LIBOR + 3.75%), due 3/25/50(a)	35,000	32,902
One Bryant Park Trust 2019-OBP
Series 2019-OBP A, 2.516%, due 9/15/54	100,000	82,949
SLG Office Trust 2021-OVA
Series 2021-OVA A, 2.585%, due 7/15/41	100,000	81,300
		1,639,912
Total Commercial Mortgage-Backed Securities (Cost $1,693,456)		1,639,912
Corporate Bonds — 32.9%
Advertising — 0.1%
Clear Channel Outdoor Holdings, Inc.
5.125%, due 8/15/27	8,000	7,226
Lamar Media Corp.
4.000%, due 2/15/30	12,000	10,766
		17,992
Aerospace/Defense — 0.0%(f)
TransDigm, Inc.
6.750%, due 8/15/28	12,000	12,186
Agriculture — 0.3%
Altria Group, Inc.
4.800%, due 2/14/29	50,000	49,649
Darling Ingredients, Inc.
5.250%, due 4/15/27	22,000	21,558
		71,207
Airlines — 2.0%
Allegiant Travel Co.
7.250%, due 8/15/27	5,000	4,938
American Airlines, Inc.
11.750%, due 7/15/25	12,000	13,201
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.500%, due 4/20/26	17,000	16,694
Delta Air Lines Inc / SkyMiles IP Ltd.
4.750%, due 10/20/28	90,000	87,399
	Principal Amount	Value
Corporate Bonds (continued)
Airlines (continued)
JetBlue 2019-1 Class AA Pass-Through Trust
Series 2019-1, AA2.750%, due 5/15/32	$99,576	$84,734
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.500%, due 6/20/27	88,399	88,258
Southwest Airlines Co.
1.250%, due 5/1/25	94,000	100,627
United Airlines 2020-1 Class A Pass-Through Trust
Series 2020-1, 5.875%, due 10/15/27	79,055	79,040
United Airlines, Inc.
4.375%, due 4/15/26	6,000	5,730
4.625%, due 4/15/29	3,000	2,715
		483,336
Auto Manufacturers — 1.3%
Ford Motor Co.
7.400%, due 11/1/46	12,000	12,216
Ford Motor Credit Co. LLC
3.375%, due 11/13/25	22,000	20,430
4.950%, due 5/28/27	14,000	13,240
5.584%, due 3/18/24	4,000	3,977
General Motors Co.
6.125%, due 10/1/25	60,000	61,069
General Motors Financial Co., Inc. 2.350%, due 1/8/31	80,000	63,161
Hyundai Capital America 5.800%, due 4/1/30	75,000	76,982
Nissan Motor Acceptance Co. LLC
1.850%, due 9/16/26	75,000	63,999
		315,074
Auto Parts & Equipment — 0.2%
Clarios Global LP
6.750%, due 5/15/25	6,000	6,009
Clarios Global LP / Clarios US Finance Co.
6.250%, due 5/15/26	6,000	5,970
8.500%, due 5/15/27	12,000	12,070
Dana, Inc.
4.500%, due 2/15/32	12,000	9,597
Goodyear Tire & Rubber Co. (The)
4.875%, due 3/15/27	8,000	7,556
		41,202
Banks — 3.3%
Bank of America Corp.
2.087%, (SOFR + 1.06%), due
6/14/29(a)	85,000	73,453
2.496%, (3-Month LIBOR + 0.99%), due 2/13/31(a)	90,000	75,978
4.250%, due 10/22/26	90,000	87,592
Citigroup, Inc.
2.520%, (SOFR + 1.18%), due
11/3/32(a)	90,000	73,671
Series Y, 4.150%, (US 5 Year CMT T-Note + 3.00%), due 2/15/72(a)	110,000	90,475
Goldman Sachs Group, Inc. (The)
Series V, 4.125%, (US 5 Year CMT T-Note + 2.95%), due 5/10/71(a)	35,000	29,338

See notes to financial statements.

Schedule of Investments — IQ MacKay Multi-Sector Income ETF (continued)

April 30, 2023
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
JPMorgan Chase & Co.
2.182%, (SOFR + 1.89%), due 6/1/28(a)	$100,000	$89,825
Series HH, 4.600%, (TSFR3M + 3.13%), due 8/1/71(a)	25,000	23,187
Morgan Stanley
2.484%, (SOFR + 1.36%), due 9/16/36(a)	110,000	84,547
2.511%, (SOFR + 1.20%), due 10/20/32(a)	90,000	74,094
Wells Fargo & Co.
3.526%, (SOFR + 1.51%), due 3/24/28(a)	105,000	99,219
		801,379
Beverages — 0.1%
MGP Ingredients, Inc.
1.875%, due 11/15/41	16,000	18,912
Triton Water Holdings, Inc.
6.250%, due 4/1/29	6,000	5,040
		23,952
Biotechnology — 0.5%
BioMarin Pharmaceutical, Inc.
1.250%, due 5/15/27	123,000	126,942
Building Materials — 0.1%
Camelot Return Merger Sub, Inc.
8.750%, due 8/1/28	7,000	6,633
MIWD Holdco II LLC / MIWD Finance Corp.
5.500%, due 2/1/30	10,000	8,400
Standard Industries, Inc.
4.375%, due 7/15/30	9,000	7,768
		22,801
Chemicals — 0.1%
Innophos Holdings, Inc.
9.375%, due 2/15/28	9,000	9,034
Rain CII Carbon LLC / CII Carbon Corp.
7.250%, due 4/1/25	5,000	4,846
		13,880
Commercial Services — 0.7%
Allied Universal Holdco LLC / Allied Universal Finance Corp.
6.000%, due 6/1/29	6,000	4,704
6.625%, due 7/15/26	17,000	16,387
9.750%, due 7/15/27	8,000	7,442
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
4.750%, due 4/1/28	6,000	5,385
Brink’s Co. (The)
5.500%, due 7/15/25	6,000	5,940
Carriage Services, Inc.
4.250%, due 5/15/29	17,000	14,091
Herc Holdings, Inc.
5.500%, due 7/15/27	22,000	21,010
Hertz Corp. (The)
4.625%, due 12/1/26	3,000	2,702
	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
NESCO Holdings II, Inc.
5.500%, due 4/15/29	$12,000	$10,843
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.375%, due 8/31/27	14,000	12,511
Service Corp. International
3.375%, due 8/15/30	13,000	11,014
5.125%, due 6/1/29	8,000	7,700
7.500%, due 4/1/27	6,000	6,248
Sotheby’s
7.375%, due 10/15/27	6,000	5,625
Sotheby’s/Bidfair Holdings, Inc.
5.875%, due 6/1/29	12,000	9,878
United Rentals North America, Inc.
3.750%, due 1/15/32	17,000	14,577
WASH Multifamily Acquisition, Inc.
5.750%, due 4/15/26	14,000	13,125
Williams Scotsman International, Inc.
4.625%, due 8/15/28	6,000	5,509
6.125%, due 6/15/25	6,000	5,970
		180,661
Computers — 1.1%
Apple, Inc.
3.850%, due 8/4/46	40,000	35,796
Dell International LLC / EMC Corp.
3.375%, due 12/15/41	70,000	49,690
5.300%, due 10/1/29	65,000	65,702
Lumentum Holdings, Inc.
0.500%, due 12/15/26	117,000	99,040
NCR Corp.
5.125%, due 4/15/29	7,000	6,055
5.250%, due 10/1/30	6,000	5,045
Presidio Holdings, Inc.
8.250%, due 2/1/28	6,000	5,648
Seagate HDD Cayman
4.125%, due 1/15/31	3,000	2,490
9.625%, due 12/1/32	2,400	2,632
Tempo Acquisition LLC / Tempo Acquisition Finance Corp.
5.750%, due 6/1/25	6,000	6,033
		278,131
Cosmetics/Personal Care — 0.0%(f)
Edgewell Personal Care Co.
5.500%, due 6/1/28	9,000	8,613
Distribution/Wholesale — 0.1%
H&E Equipment Services, Inc.
3.875%, due 12/15/28	17,000	14,731
Diversified Financial Services — 1.1%
Aircastle Ltd.
5.250%, (US 5 Year CMT T-Note + 4.41%), due 9/15/71(a)	125,000	90,702
Ally Financial, Inc.
8.000%, due 11/1/31	55,000	58,015
Aviation Capital Group LLC
1.950%, due 1/30/26	100,000	89,533
OneMain Finance Corp.
3.500%, due 1/15/27	6,000	5,125
6.125%, due 3/15/24	8,000	7,868

See notes to financial statements.

Schedule of Investments — IQ MacKay Multi-Sector Income ETF (continued)

April 30, 2023
	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
PennyMac Financial Services, Inc.
5.375%, due 10/15/25	$6,000	$5,664
Rocket Mortgage LLC / Rocket Mortgage Co.-Issuer, Inc.
3.625%, due 3/1/29	9,000	7,609
		264,516
Electric — 4.2%
AEP Texas, Inc.
4.700%, due 5/15/32	60,000	59,054
Alabama Power Co.
3.000%, due 3/15/52	85,000	58,454
Arizona Public Service Co.
2.200%, due 12/15/31	90,000	72,369
Calpine Corp.
3.750%, due 3/1/31	12,000	10,235
4.500%, due 2/15/28	5,000	4,657
4.625%, due 2/1/29	3,000	2,608
5.125%, due 3/15/28	6,000	5,542
5.250%, due 6/1/26	6,000	5,835
Clearway Energy Operating LLC
3.750%, due 2/15/31	6,000	5,133
4.750%, due 3/15/28	21,000	19,901
Dominion Energy, Inc.
Series C, 4.350%, (US 5 Year CMT T-Note + 3.20%), due 4/15/72(a)	120,000	100,800
Edison International
Series B, 5.000%, (US 5 Year CMT T-Note + 3.90%), due 3/15/72(a)	125,000	106,852
FirstEnergy Corp.
Series B, 4.150%, due 7/15/27	9,000	8,752
Jersey Central Power & Light Co.
2.750%, due 3/1/32	90,000	76,347
NextEra Energy Operating Partners LP
4.250%, due 7/15/24	4,000	3,940
Ohio Power Co.
Series R, 2.900%, due 10/1/51	40,000	27,450
Pacific Gas and Electric Co.
3.500%, due 8/1/50	75,000	48,882
Pattern Energy Operations LP / Pattern Energy Operations, Inc.
4.500%, due 8/15/28	9,000	8,373
PG&E Corp.
5.000%, due 7/1/28	9,000	8,469
Puget Energy, Inc.
4.224%, due 3/15/32	65,000	60,487
San Diego Gas & Electric Co.
5.350%, due 4/1/53	30,000	31,084
Sempra Energy
4.125%, (US 5 Year CMT T-Note + 2.87%), due 4/1/52(a)	125,000	101,230
Southern California Edison Co.
4.000%, due 4/1/47	60,000	49,589
Southwestern Electric Power Co.
3.250%, due 11/1/51	65,000	45,204
Virginia Electric and Power Co.
2.950%, due 11/15/51	65,000	44,710
5.450%, due 4/1/53	25,000	25,608
	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Vistra Corp.
8.000%, (US 5 Year CMT T-Note + 6.93%), due 4/15/72(a)	$31,000	$29,217
Vistra Operations Co. LLC
4.375%, due 5/1/29	8,000	7,152
5.625%, due 2/15/27	6,000	5,852
		1,033,786
Electrical Components & Equipment — 0.1%
Energizer Holdings, Inc.
4.375%, due 3/31/29	12,000	10,493
EnerSys
4.375%, due 12/15/27	6,000	5,610
WESCO Distribution, Inc.
7.125%, due 6/15/25	8,000	8,135
7.250%, due 6/15/28	6,000	6,159
		30,397
Electronics — 0.0%(f)
Imola Merger Corp.
4.750%, due 5/15/29	6,000	5,196
Sensata Technologies BV
4.000%, due 4/15/29	6,000	5,422
		10,618
Engineering & Construction — 0.2%
Artera Services LLC
9.033%, due 12/4/25	14,000	12,024
Brundage-Bone Concrete Pumping Holdings, Inc.
6.000%, due 2/1/26	6,000	5,640
Dycom Industries, Inc.
4.500%, due 4/15/29	14,000	12,779
Great Lakes Dredge & Dock Corp.
5.250%, due 6/1/29	6,000	4,720
TopBuild Corp.
4.125%, due 2/15/32	9,000	7,734
Weekley Homes LLC / Weekley Finance Corp.
4.875%, due 9/15/28	9,000	7,813
		50,710
Entertainment — 0.7%
Affinity Interactive
6.875%, due 12/15/27	12,000	10,794
Caesars Entertainment, Inc.
6.250%, due 7/1/25	6,000	6,007
Caesars Resort Collection LLC / CRC Finco, Inc.
5.750%, due 7/1/25	6,000	6,049
CDI Escrow Issuer, Inc.
5.750%, due 4/1/30	9,000	8,678
Everi Holdings, Inc.
5.000%, due 7/15/29	6,000	5,348
International Game Technology PLC
5.250%, due 1/15/29	6,000	5,753
Penn Entertainment, Inc.
4.125%, due 7/1/29	6,000	5,055

See notes to financial statements.

Schedule of Investments — IQ MacKay Multi-Sector Income ETF (continued)

April 30, 2023
	Principal Amount	Value
Corporate Bonds (continued)
Entertainment (continued)
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.
6.625%, due 3/1/30	$6,000	$5,323
Scientific Games International, Inc.
7.000%, due 5/15/28	9,000	8,978
Warnermedia Holdings, Inc.
3.755%, due 3/15/27	21,000	19,791
4.279%, due 3/15/32	70,000	62,171
WMG Acquisition Corp.
3.750%, due 12/1/29	10,000	8,800
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.
5.125%, due 10/1/29	10,000	9,208
		161,955
Environmental Control — 0.2%
Clean Harbors, Inc.
4.875%, due 7/15/27	6,000	5,808
5.125%, due 7/15/29	8,000	7,687
Covanta Holding Corp.
4.875%, due 12/1/29	9,000	8,010
Stericycle, Inc.
3.875%, due 1/15/29	9,000	8,097
Waste Pro USA, Inc.
5.500%, due 2/15/26	14,000	13,014
		42,616
Food — 0.4%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC
3.500%, due 3/15/29	11,000	9,746
6.500%, due 2/15/28	5,000	5,062
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.
5.750%, due 4/1/33	65,000	62,280
Performance Food Group, Inc.
4.250%, due 8/1/29	9,000	8,193
Post Holdings, Inc.
5.750%, due 3/1/27	9,000	8,946
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed
4.625%, due 3/1/29	6,000	4,958
US Foods, Inc.
4.625%, due 6/1/30	6,000	5,487
		104,672
Food Service — 0.0%(f)
Aramark Services, Inc.
5.000%, due 2/1/28	6,000	5,714
6.375%, due 5/1/25	6,000	6,000
		11,714
Gas — 1.0%
Boston Gas Co.
3.150%, due 8/1/27	70,000	64,643
National Fuel Gas Co.
2.950%, due 3/1/31	75,000	60,747
Piedmont Natural Gas Co., Inc.
5.050%, due 5/15/52	65,000	61,398
	Principal Amount	Value
Corporate Bonds (continued)
Gas (continued)
Southern Co. Gas Capital Corp.
Series 21A, 3.150%, due 9/30/51	$70,000	$48,453
		235,241
Healthcare-Products — 0.8%
Avantor Funding, Inc.
3.875%, due 11/1/29	17,000	14,975
Exact Sciences Corp.
0.375%, due 3/15/27	162,000	147,587
Hologic, Inc.
3.250%, due 2/15/29	17,000	15,280
Teleflex, Inc.
4.250%, due 6/1/28	9,000	8,437
4.625%, due 11/15/27	9,000	8,662
		194,941
Healthcare-Services — 0.3%
Catalent Pharma Solutions, Inc.
3.125%, due 2/15/29	6,000	5,106
3.500%, due 4/1/30	7,000	5,935
Centene Corp.
4.625%, due 12/15/29	22,000	20,735
CHS/Community Health Systems, Inc.
5.250%, due 5/15/30	6,000	5,001
6.000%, due 1/15/29	10,000	8,863
HealthEquity, Inc.
4.500%, due 10/1/29	9,000	8,048
Tenet Healthcare Corp.
4.375%, due 1/15/30	11,000	10,107
6.125%, due 6/15/30	6,000	5,935
		69,730
Home Builders — 0.1%
LGI Homes, Inc.
4.000%, due 7/15/29	9,000	7,349
Thor Industries, Inc.
4.000%, due 10/15/29	3,000	2,460
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc.
5.875%, due 6/15/24	9,000	8,977
		18,786
Housewares — 0.1%
CD&R Smokey Buyer, Inc.
6.750%, due 7/15/25	9,000	7,897
Newell Brands, Inc.
6.375%, due 9/15/27	5,000	4,925
		12,822
Insurance — 0.4%
NMI Holdings, Inc.
7.375%, due 6/1/25	6,000	6,084
Prudential Financial, Inc.
5.125%, (US 5 Year CMT T-Note + 3.16%), due 3/1/52(a)	95,000	85,949
		92,033
Internet — 0.8%
Amazon.com, Inc.
3.600%, due 4/13/32	65,000	61,803

See notes to financial statements.

Schedule of Investments — IQ MacKay Multi-Sector Income ETF (continued)

April 30, 2023
	Principal Amount	Value
Corporate Bonds (continued)
Internet (continued)
Arches Buyer, Inc.
4.250%, due 6/1/28	$9,000	$7,746
6.125%, due 12/1/28	12,000	10,410
Cablevision Lightpath LLC
3.875%, due 9/15/27	6,000	5,008
Cogent Communications Group, Inc.
3.500%, due 5/1/26	6,000	5,578
7.000%, due 6/15/27	6,000	5,940
Expedia Group, Inc.
3.250%, due 2/15/30	60,000	52,730
Match Group Holdings II LLC
4.625%, due 6/1/28	17,000	15,683
5.625%, due 2/15/29	12,000	11,283
TripAdvisor, Inc.
7.000%, due 7/15/25	12,000	12,075
Uber Technologies, Inc.
7.500%, due 5/15/25	6,000	6,090
7.500%, due 9/15/27	9,000	9,283
		203,629
Investment Companies — 0.1%
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
5.250%, due 5/15/27	14,000	13,193
Iron/Steel — 0.0%(f)
Carpenter Technology Corp.
7.625%, due 3/15/30	6,000	6,137
Leisure Time — 0.4%
Carnival Corp.
5.750%, due 3/1/27	3,000	2,469
6.000%, due 5/1/29	16,000	12,558
Carnival Holdings Bermuda Ltd.
10.375%, due 5/1/28	10,000	10,751
NCL Corp Ltd.
5.875%, due 3/15/26	15,000	12,921
NCL Corp. Ltd.
5.875%, due 2/15/27	9,000	8,489
7.750%, due 2/15/29	5,000	4,234
8.375%, due 2/1/28	5,000	5,030
NCL Finance Ltd.
6.125%, due 3/15/28	12,000	9,690
Royal Caribbean Cruises Ltd.
5.375%, due 7/15/27	16,000	14,205
7.250%, due 1/15/30	5,000	5,014
		85,361
Lodging — 0.8%
Boyd Gaming Corp.
4.750%, due 12/1/27	9,000	8,686
Hilton Domestic Operating Co., Inc.
4.000%, due 5/1/31	9,000	7,960
4.875%, due 1/15/30	9,000	8,545
Hyatt Hotels Corp.
5.375%, due 4/23/25	85,000	85,320
Marriott International, Inc.
Series GG, 3.500%, due 10/15/32	85,000	74,508
Station Casinos LLC
4.625%, due 12/1/31	6,000	5,138
		190,157

	Principal Amount	Value
Corporate Bonds (continued)
Machinery-Diversified — 0.0%(f)
Chart Industries, Inc.
7.500%, due 1/1/30	$4,000	$4,120
Media — 0.7%
Cable One, Inc.
4.000%, due 11/15/30	12,000	9,758
CCO Holdings LLC / CCO Holdings Capital Corp.
4.250%, due 2/1/31	43,000	35,217
4.750%, due 3/1/30	36,000	30,974
6.375%, due 9/1/29	10,000	9,504
CSC Holdings LLC
4.625%, due 12/1/30	12,000	5,858
5.500%, due 4/15/27	34,000	29,070
Directv Financing LLC / Directv Financing Co.-Obligor, Inc.
5.875%, due 8/15/27	12,000	10,531
DISH DBS Corp.
5.250%, due 12/1/26	3,000	2,292
7.375%, due 7/1/28	3,000	1,503
iHeartCommunications, Inc.
4.750%, due 1/15/28	3,000	2,335
5.250%, due 8/15/27	6,000	4,739
News Corp.
3.875%, due 5/15/29	6,000	5,327
5.125%, due 2/15/32	8,000	7,366
Nexstar Media, Inc.
5.625%, due 7/15/27	9,000	8,453
Sirius XM Radio, Inc.
4.125%, due 7/1/30	12,000	9,625
Univision Communications, Inc.
4.500%, due 5/1/29	6,000	5,171
		177,723
Mining — 0.1%
Compass Minerals International, Inc.
4.875%, due 7/15/24	6,000	5,940
6.750%, due 12/1/27	7,000	6,713
Novelis Corp.
3.875%, due 8/15/31	6,000	5,024
		17,677
Miscellaneous Manufacturing — 0.4%
Gates Global LLC / Gates Corp.
6.250%, due 1/15/26	16,000	15,840
Textron Financial Corp.
6.599%, (3-Month LIBOR + 1.74%), due 2/15/42(a)	100,000	72,250
		88,090
Office/Business Equipment — 0.0%(f)
CDW LLC / CDW Finance Corp.
5.500%, due 12/1/24	6,000	5,987
Oil & Gas — 1.2%
Aethon United BR LP / Aethon United Finance Corp.
8.250%, due 2/15/26	9,000	8,740
Apache Corp.
5.100%, due 9/1/40	6,000	5,142

See notes to financial statements.

Schedule of Investments — IQ MacKay Multi-Sector Income ETF (continued)

April 30, 2023
	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Ascent Resources Utica Holdings LLC / ARU Finance Corp.
5.875%, due 6/30/29	$18,000	$16,166
7.000%, due 11/1/26	12,000	11,612
Callon Petroleum Co.
6.375%, due 7/1/26	6,000	5,797
7.500%, due 6/15/30	6,000	5,699
CNX Resources Corp.
6.000%, due 1/15/29	9,000	8,325
7.250%, due 3/14/27	2,000	1,977
CrownRock LP / CrownRock Finance, Inc.
5.000%, due 5/1/29	6,000	5,668
Hilcorp Energy I LP / Hilcorp Finance Co.
5.750%, due 2/1/29	12,000	11,211
6.000%, due 2/1/31	12,000	11,059
Matador Resources Co.
6.875%, due 4/15/28	10,000	10,063
Moss Creek Resources Holdings, Inc.
7.500%, due 1/15/26	16,000	14,957
Nabors Industries, Inc.
7.375%, due 5/15/27	6,000	5,820
Occidental Petroleum Corp.
6.125%, due 1/1/31	22,000	22,998
6.375%, due 9/1/28	6,000	6,258
6.625%, due 9/1/30	12,000	12,810
8.500%, due 7/15/27	5,000	5,506
PBF Holding Co. LLC / PBF Finance Corp.
6.000%, due 2/15/28	6,000	5,519
Permian Resources Operating LLC
6.875%, due 4/1/27	17,000	16,830
Rockcliff Energy II LLC
5.500%, due 10/15/29	6,000	5,426
SM Energy Co.
5.625%, due 6/1/25	9,000	8,792
6.500%, due 7/15/28	9,000	8,528
Southwestern Energy Co.
4.750%, due 2/1/32	8,000	7,054
5.375%, due 3/15/30	16,000	14,890
5.700%, due 1/23/25	9,000	8,982
8.375%, due 9/15/28	6,000	6,282
Tap Rock Resources LLC
7.000%, due 10/1/26	6,000	5,765
Transocean Titan Financing Ltd.
8.375%, due 2/1/28	3,000	3,058
Transocean, Inc.
8.750%, due 2/15/30	9,000	9,081
Valaris Ltd.
8.375%, due 4/30/30	2,000	2,001
Vital Energy, Inc.
7.750%, due 7/31/29	4,000	3,531
9.500%, due 1/15/25	6,000	6,034
10.125%, due 1/15/28	9,000	9,048
		290,629
Oil & Gas Services — 1.4%
Helix Energy Solutions Group, Inc.
6.750%, due 2/15/26	132,000	173,506
	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas Services (continued)
Oil States International, Inc.
4.750%, due 4/1/26	$171,000	$178,106
		351,612
Packaging & Containers — 0.4%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC
3.250%, due 9/1/28	8,000	7,004
6.000%, due 6/15/27	6,000	5,970
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
5.250%, due 4/30/25	6,000	5,901
Ball Corp.
6.875%, due 3/15/28	20,000	20,797
Crown Americas LLC
5.250%, due 4/1/30	9,000	8,754
Graphic Packaging International LLC
3.750%, due 2/1/30	6,000	5,364
OI European Group BV
4.750%, due 2/15/30	6,000	5,509
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27	6,000	6,021
Sealed Air Corp.
5.125%, due 12/1/24	12,000	11,907
6.125%, due 2/1/28	5,000	5,074
TriMas Corp.
4.125%, due 4/15/29	9,000	8,010
		90,311
Pharmaceuticals — 0.1%
Elanco Animal Health, Inc.
6.650%, due 8/28/28	11,000	10,710
PRA Health Sciences, Inc.
2.875%, due 7/15/26	6,000	5,476
Prestige Brands, Inc.
3.750%, due 4/1/31	6,000	5,086
5.125%, due 1/15/28	13,000	12,608
		33,880
Pipelines — 2.4%
Cheniere Energy Partners LP
4.500%, due 10/1/29	17,000	15,994
Cheniere Energy, Inc.
4.625%, due 10/15/28	6,000	5,719
CNX Midstream Partners LP
4.750%, due 4/15/30	14,000	11,721
Delek Logistics Partners LP / Delek Logistics Finance Corp.
7.125%, due 6/1/28	12,000	10,930
DT Midstream, Inc.
4.300%, due 4/15/32	55,000	49,822
Energy Transfer LP
4.400%, due 3/15/27	50,000	48,757
Series H, 6.500%, (US 5 Year CMT T-Note + 5.69%), due 11/15/71(a)	70,000	61,950
EnLink Midstream LLC
5.375%, due 6/1/29	26,000	25,099

See notes to financial statements.

Schedule of Investments — IQ MacKay Multi-Sector Income ETF (continued)

April 30, 2023
	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Enterprise Products Operating LLC
3.950%, due 1/31/60	$25,000	$19,486
4.200%, due 1/31/50	60,000	50,219
EQM Midstream Partners LP
4.750%, due 1/15/31	22,000	18,031
5.500%, due 7/15/28	6,000	5,469
6.500%, due 7/1/27	12,000	11,700
7.500%, due 6/1/30	6,000	5,824
Flex Intermediate Holdco LLC
3.363%, due 6/30/31	60,000	49,402
Hess Midstream Operations LP
4.250%, due 2/15/30	6,000	5,335
5.625%, due 2/15/26	6,000	5,906
Holly Energy Partners LP / Holly Energy Finance Corp.
6.375%, due 4/15/27	6,000	5,910
MPLX LP
2.650%, due 8/15/30	75,000	64,081
Plains All American Pipeline LP
Series B, 8.974%, (3-Month LIBOR + 4.11%), due 11/15/71(a)	70,000	61,600
Venture Global Calcasieu Pass LLC
3.875%, due 8/15/29	9,000	8,084
3.875%, due 11/1/33	6,000	5,059
4.125%, due 8/15/31	11,000	9,745
6.250%, due 1/15/30	12,000	12,168
Western Midstream Operating LP
4.300%, due 2/1/30	17,000	15,518
5.500%, due 2/1/50	9,000	7,635
		591,164
REITS — 1.6%
American Homes 4 Rent LP
2.375%, due 7/15/31	80,000	64,246
Digital Realty Trust LP
4.450%, due 7/15/28	65,000	61,901
GLP Capital LP / GLP Financing II, Inc.
4.000%, due 1/15/30	55,000	48,782
5.250%, due 6/1/25	65,000	63,786
Host Hotels & Resorts LP
Series I, 3.500%, due 9/15/30	60,000	51,086
Iron Mountain, Inc.
5.250%, due 3/15/28	12,000	11,542
5.250%, due 7/15/30	8,000	7,368
5.625%, due 7/15/32	6,000	5,449
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer
4.875%, due 5/15/29	17,000	14,705
SBA Communications Corp.
3.875%, due 2/15/27	26,000	24,250
Service Properties Trust
3.950%, due 1/15/28	2,000	1,566
4.950%, due 2/15/27	6,000	5,084
7.500%, due 9/15/25	11,000	10,773
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC
10.500%, due 2/15/28	10,000	9,569
	Principal Amount	Value
Corporate Bonds (continued)
REITS (continued)
XHR LP
4.875%, due 6/1/29	$3,000	$2,604
		382,711
Retail — 1.2%
Arko Corp.
5.125%, due 11/15/29	12,000	9,724
Asbury Automotive Group, Inc.
4.500%, due 3/1/28	9,000	8,176
AutoNation, Inc.
4.750%, due 6/1/30	50,000	47,007
Bath & Body Works, Inc.
6.625%, due 10/1/30	2,000	1,920
7.500%, due 6/15/29	3,000	3,047
9.375%, due 7/1/25	6,000	6,420
Burlington Stores, Inc.
2.250%, due 4/15/25	95,000	106,519
Foundation Building Materials, Inc.
6.000%, due 3/1/29	10,000	7,989
Group 1 Automotive, Inc.
4.000%, due 8/15/28	6,000	5,324
IRB Holding Corp.
7.000%, due 6/15/25	17,000	17,209
LCM Investments Holdings II LLC
4.875%, due 5/1/29	6,000	5,115
Lithia Motors, Inc.
3.875%, due 6/1/29	2,000	1,731
Macy’s Retail Holdings LLC
5.875%, due 4/1/29	16,000	14,656
Michaels Cos., Inc. (The)
5.250%, due 5/1/28	2,000	1,648
7.875%, due 5/1/29	6,000	4,022
Nordstrom, Inc.
4.375%, due 4/1/30	3,000	2,346
Sonic Automotive, Inc.
4.625%, due 11/15/29	6,000	5,033
4.875%, due 11/15/31	5,000	4,038
Victoria’s Secret & Co.
4.625%, due 7/15/29	12,000	9,705
White Cap Buyer LLC
6.875%, due 10/15/28	6,000	5,203
Yum! Brands, Inc.
3.625%, due 3/15/31	9,000	7,950
4.750%, due 1/15/30	9,000	8,706
5.375%, due 4/1/32	9,000	8,779
		292,267
Semiconductors — 0.6%
Entegris, Inc.
4.375%, due 4/15/28	12,000	10,945
Microchip Technology, Inc.
0.125%, due 11/15/24	121,000	128,184
ON Semiconductor Corp.
0.500%, due 3/1/29	10,000	9,631
		148,760
Software — 0.5%
Boxer Parent Co., Inc.
7.125%, due 10/2/25	6,000	5,982

See notes to financial statements.

Schedule of Investments — IQ MacKay Multi-Sector Income ETF (continued)

April 30, 2023
	Principal Amount	Value
Corporate Bonds (continued)
Software (continued)
Central Parent, Inc. / CDK Global, Inc.
7.250%, due 6/15/29	$9,000	$8,911
Clarivate Science Holdings Corp.
3.875%, due 7/1/28	6,000	5,399
Cloud Software Group, Inc.
6.500%, due 3/31/29	2,000	1,801
Fair Isaac Corp.
4.000%, due 6/15/28	12,000	11,179
Fiserv, Inc.
3.200%, due 7/1/26	65,000	61,977
MSCI, Inc.
4.000%, due 11/15/29	12,000	10,812
SS&C Technologies, Inc.
5.500%, due 9/30/27	6,000	5,808
		111,869
Telecommunications — 0.6%
AT&T, Inc.
3.500%, due 9/15/53	95,000	68,136
3.650%, due 9/15/59	10,000	7,076
CommScope, Inc.
6.000%, due 3/1/26	8,000	7,641
8.250%, due 3/1/27	6,000	4,639
Level 3 Financing, Inc.
3.625%, due 1/15/29	6,000	3,356
3.750%, due 7/15/29	8,000	4,502
Sprint LLC
7.625%, due 3/1/26	14,000	14,825
7.875%, due 9/15/23	9,000	9,073
T-Mobile USA, Inc.
2.625%, due 4/15/26	9,000	8,441
Viavi Solutions, Inc.
3.750%, due 10/1/29	12,000	10,020
		137,709
Toys/Games/Hobbies — 0.1%
Mattel, Inc.
3.375%, due 4/1/26	9,000	8,513
5.875%, due 12/15/27	14,000	14,017
		22,530
Total Corporate Bonds (Cost $8,141,134)		7,992,140
Foreign Bonds — 11.9%
Aerospace/Defense — 0.1%
Bombardier, Inc., (Canada)
7.125%, due 6/15/26	8,000	7,975
7.500%, due 2/1/29	16,000	15,736
		23,711
Agriculture — 0.2%
BAT International Finance PLC, (United Kingdom)
4.448%, due 3/16/28	55,000	52,833
Airlines — 0.4%
Air Canada, (Canada)
3.875%, due 8/15/26	6,000	5,554
	Principal Amount	Value
Foreign Bonds (continued)
Airlines (continued)
Air Canada 2020-1 Class C Pass-Through Trust, (Canada)
Series 2020-1C, C10.500%, due 7/15/26	$18,000	$19,080
British Airways 2021-1 Class A Pass-Through Trust, (United Kingdom)
Series 2021-1, 2.900%, due 3/15/35	96,947	82,734
		107,368
Auto Manufacturers — 0.3%
Volkswagen Group of America Finance LLC, (Germany)
4.600%, due 6/8/29	65,000	63,644
Banks — 3.6%
Barclays PLC, (United Kingdom)
4.375%, (US 5 Year CMT T-Note + 3.41%), due 12/15/71(a)	125,000	82,803
BNP Paribas SA, (France)
3.052%, (SOFR + 1.51%), due 1/13/31(a)	55,000	47,566
4.625%, (US 5 Year CMT T-Note + 3.34%), due 8/25/71(a)	135,000	95,769
BPCE SA, (France)
2.045%, (SOFR + 1.09%), due 10/19/27(a)	115,000	101,639
Credit Agricole SA, (France)
4.750%, (US 5 Year CMT T-Note + 3.24%), due 3/23/72(a)	130,000	99,970
Credit Suisse Group AG, (Switzerland)
3.091%, (SOFR + 1.73%), due 5/14/32(a)	65,000	52,053
Deutsche Bank AG/New York NY, (Germany)
3.035%, (SOFR + 1.72%), due 5/28/32(a)	80,000	63,812
NatWest Group PLC, (United Kingdom)
4.600%, (US 5 Year CMT T-Note + 3.10%), due 9/30/71(a)	120,000	84,587
Societe Generale SA, (France)
5.375%, (US 5 Year CMT T-Note + 4.51%), due 5/18/71(a)	130,000	91,000
UBS Group AG, (Switzerland)
4.875%, (US 5 Year CMT T-Note + 3.40%), due 8/12/71(a)	105,000	81,637
Westpac Banking Corp., (Australia)
3.020%, (US 5 Year CMT T-Note + 1.53%), due 11/18/36(a)	110,000	86,746
		887,582
Beverages — 0.1%
Primo Water Holdings, Inc., (Canada)
4.375%, due 4/30/29	17,000	14,993
Chemicals — 0.1%
SPCM SA, (France)
3.375%, due 3/15/30	22,000	18,202
Commercial Services — 0.1%
Garda World Security Corp., (Canada)
4.625%, due 2/15/27	9,000	8,267
9.500%, due 11/1/27	17,000	16,291
		24,558

See notes to financial statements.

Schedule of Investments — IQ MacKay Multi-Sector Income ETF (continued)

April 30, 2023
	Principal Amount	Value
Foreign Bonds (continued)
Diversified Financial Services — 0.3%
Avolon Holdings Funding Ltd., (Ireland)
3.250%, due 2/15/27	$85,000	$75,905
Electric — 0.5%
EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA, (Colombia)
5.375%, due 12/30/30	200,000	126,700
Environmental Control — 0.1%
GFL Environmental, Inc., (Canada)
3.750%, due 8/1/25	6,000	5,801
4.000%, due 8/1/28	11,000	10,040
4.250%, due 6/1/25	3,000	2,918
4.750%, due 6/15/29	6,000	5,584
5.125%, due 12/15/26	6,000	5,902
		30,245
Food — 1.5%
Cencosud SA, (Chile)
4.375%, due 7/17/27	200,000	193,496
Indofood CBP Sukses Makmur Tbk PT, (Indonesia)
3.398%, due 6/9/31	200,000	170,015
		363,511
Forest Products & Paper — 0.0%(f)
Ahlstrom Holding 3 Oy, (Finland)
4.875%, due 2/4/28	9,000	7,621
Household Products/Wares — 0.1%
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., (Canada)
5.000%, due 12/31/26	14,000	12,956
7.000%, due 12/31/27	17,000	14,942
		27,898
Internet — 0.8%
Prosus NV, (China)
3.257%, due 1/19/27	200,000	182,901
Investment Companies — 0.8%
Gaci First Investment Co., (Saudi Arabia)
5.000%, due 10/13/27	200,000	204,250
Machinery-Diversified — 0.1%
Titan Acquisition Ltd. / Titan Co.-Borrower LLC, (Canada)
7.750%, due 4/15/26	10,000	8,900
TK Elevator US Newco, Inc., (Germany)
5.250%, due 7/15/27	12,000	11,218
		20,118
Media — 0.3%
UPC Holding BV, (Netherlands)
5.500%, due 1/15/28	12,000	10,740
Virgin Media Finance PLC, (United Kingdom)
5.000%, due 7/15/30	34,000	28,651
VZ Secured Financing BV, (Netherlands)
5.000%, due 1/15/32	9,000	7,511
	Principal Amount	Value
Foreign Bonds (continued)
Media (continued)
Ziggo Bond Co. BV, (Netherlands)
5.125%, due 2/28/30	$22,000	$17,876
		64,778
Oil & Gas — 1.0%
Baytex Energy Corp., (Canada)
8.500%, due 4/30/30	5,000	5,027
Petroleos Mexicanos, (Mexico)
5.350%, due 2/12/28	100,000	83,056
Qatar Energy, (Qatar)
3.125%, due 7/12/41	200,000	157,250
		245,333
Packaging & Containers — 0.0%(f)
Cascades, Inc./Cascades USA, Inc., (Canada)
5.375%, due 1/15/28	9,000	8,539
Pharmaceuticals — 0.1%
Teva Pharmaceutical Finance Netherlands III BV, (Israel)
3.150%, due 10/1/26	6,000	5,422
5.125%, due 5/9/29	8,000	7,421
		12,843
Retail — 0.1%
1011778 BC ULC / New Red Finance, Inc., (Canada)
3.500%, due 2/15/29	12,000	10,787
3.875%, due 1/15/28	6,000	5,627
		16,414
Software — 0.0%(f)
Open Text Corp., (Canada)
3.875%, due 2/15/28	3,000	2,658
Telecommunications — 1.3%
Altice France SA/France, (France)
5.125%, due 7/15/29	6,000	4,436
5.500%, due 1/15/28	17,000	13,383
8.125%, due 2/1/27	4,000	3,572
Axiata SPV2 Bhd, (Malaysia)
2.163%, due 8/19/30	200,000	172,273
Iliad Holding SASU, (France)
6.500%, due 10/15/26	12,000	11,546
Nice Ltd., (Israel)
0.000%, due 9/15/25(c)	125,000	116,000
		321,210
Total Foreign Bonds (Cost $3,025,714)		2,903,815
Municipal Bonds — 9.7%
California — 1.0%
California State University,
1.690%, due 11/1/29	290,000	246,126
Colorado — 1.0%
Metro Wastewater Reclamation District,
5.775%, due 4/1/29	225,000	236,792

See notes to financial statements.

Schedule of Investments — IQ MacKay Multi-Sector Income ETF (continued)

April 30, 2023
	Principal Amount	Value
Municipal Bonds (continued)
Florida — 0.9%
County of Miami-Dade FL Transit System,
2.600%, due 7/1/42	$300,000	$227,743
Illinois — 1.1%
State of Illinois,
5.100%, due 6/1/33	275,000	276,139
New Jersey — 1.0%
New Jersey Turnpike Authority,
7.102%, due 1/1/41	200,000	250,058
New York — 1.0%
City of New York NY,
2.360%, due 8/1/31	275,000	235,140
North Carolina — 0.9%
Charlotte-Mecklenburg Hospital Authority (The),
3.204%, due 1/15/51	300,000	211,056
Oregon — 0.8%
Port of Morrow OR,
2.543%, due 9/1/40	250,000	188,715
Texas — 1.0%
Dallas Fort Worth International Airport,
3.089%, due 11/1/40	300,000	243,276
Washington — 1.0%
State of Washington,
5.090%, due 8/1/33	235,000	246,237
Total Municipal Bonds (Cost $2,469,693)		2,361,282
U.S. Treasury Bonds — 5.9%
U.S. Treasury Bond, 3.625%, due 2/15/53	775,000	768,461
U.S. Treasury Bond, 3.875%, due 2/15/43	665,000	672,066
		1,440,527
Total U.S. Treasury Bonds (Cost $1,394,385)		1,440,527
U.S. Treasury Notes — 7.5%
U.S. Treasury Note, 3.500%, due 4/30/30	380,000	380,653
U.S. Treasury Note, 3.500%, due 2/15/33	1,295,000	1,302,689
U.S. Treasury Note, 3.750%, due 4/15/26	100,000	100,031
U.S. Treasury Note, 3.875%, due 4/30/25	40,000	39,885
		1,823,258
Total U.S. Treasury Notes (Cost $1,790,512)		1,823,258
United States Government Agency Mortgage-Backed Securities — 5.5%
Mortgage Securities — 5.5%
Fannie Mae Pool
Series 2022-FS3643 5.500% due 11/1/52	24,239	24,440
Series 2022-MA4626 4.000% due 6/1/52	165,976	158,664
Series 2022-MA4656 4.500% due 7/1/52	151,867	148,475
Series 2022-MA4709 5.000% due 7/1/52	149,414	148,612
	Principal Amount	Value
United States Government Agency Mortgage-Backed Securities (continued)
Mortgage Securities (continued)
Series 2022-MA4806 5.000% due 11/1/52	$257,012	$255,589
Series 2023-MA4919 5.500% due 2/1/53	92,895	93,665
Series 2023-MA4942 6.000% due 3/1/53	29,228	29,775
Fannie Mae REMICS
Series 2020-47 BD, 1.500% due 7/25/50	9,953	7,818
Federal National Mortgage Association
Series 2023-FS3904 5.000% due 3/1/53	14,959	14,883
Series 2023-MA4940 5.000% due 3/1/53	34,649	34,453
Freddie Mac Pool
Series 2022-SD8257 4.500% due 10/1/52	72,239	70,622
Freddie Mac REMICS
Series 2020-4988 BA, 1.500% due 6/25/50	11,053	8,681
Government National Mortgage Association
Series 2022-10 IC, 2.000% due 11/20/51(b)	93,066	11,322
Series 2023-19 IO, 2.500% due 2/20/51(b)	221,460	29,275
Series 2023-55 CG, 7.486% due 7/20/51(a)(e)	105,000	119,683
Series 2023-56, 0.000%, due 7/20/52(c)(d)	100,000	89,972
Series 2023-59 YC, 6.897% due 9/20/51(a)(e)	75,000	83,319
		1,329,248
Total United States Government Agency Mortgage-Backed Securities (Cost $1,335,756)		1,329,248

	Shares
Short-Term Investment — 2.2%
Money Market Fund — 2.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 4.76%(g) (Cost $530,282)	530,282	530,282
Total Investments — 99.2% (Cost $24,481,548)		24,137,942
Other Assets and Liabilities, Net — 0.8%		194,050
Net Assets — 100.0%		$24,331,992

(a)
Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2023.

(b)
Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.

(c)
The security was issued on a discount basis with no stated coupon rate. Rate shown reflects the effective yield.

See notes to financial statements.

Schedule of Investments — IQ MacKay Multi-Sector Income ETF (continued)

April 30, 2023
(d)
A principal only security is the principal only portion of a fixed income security, which is separated and sold individually from the interest portion of the security.

(e)
Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.

(f)
Less than 0.05%.

(g)
Reflects the 7-day yield at April 30, 2023.

Abbreviations
CMT	—	Constant Maturity Treasury Index
FREMF	—	Freddie MAC Multifamily Securities
LIBOR	—	London InterBank Offered Rate
SOFR	—	Secured Financing Overnight Rate

Open futures contracts outstanding at April 30, 2023:
Type	Broker	Expiration Date	Number of Contracts Purchased (Sold)	Notional Value at Trade Date	Notional Value at April 30, 2023	Unrealized Appreciation (Depreciation)
U.S. 10 Year Ultra Note	Citigroup Global Markets Inc.	June 2023	20	$2,342,233	$2,429,063	$86,830
U.S. 10 Year Note (CBT)	Citigroup Global Markets Inc.	June 2023	11	1,228,072	1,267,235	39,163
U.S. 5 Year Note (CBT)	Citigroup Global Markets Inc.	June 2023	1	107,143	109,742	2,599
U.S. Long Bond (CBT)	Citigroup Global Markets Inc.	June 2023	1	126,080	131,656	5,576
U.S. Ultra Bond (CBT)	Citigroup Global Markets Inc.	June 2023	1	136,065	141,406	5,341
						$139,509

CBT — Chicago Board of Trade
Cash posted as collateral to broker for futures contracts was $99,150 at April 30, 2023.
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(h)
Collateralized Mortgage Obligations	$—	$2,023,213	$—	$2,023,213
Commercial Asset-Backed Securities	—	2,094,265	—	2,094,265
Commercial Mortgage-Backed Securities	—	1,639,912	—	1,639,912
Corporate Bonds	—	7,992,140	—	7,992,140
Foreign Bonds	—	2,903,815	—	2,903,815
Municipal Bonds	—	2,361,282	—	2,361,282
U.S. Treasury Bonds	—	1,440,527	—	1,440,527
U.S. Treasury Notes	—	1,823,258	—	1,823,258
United States Government Agency Mortgage-Backed Securities	—	1,329,248	—	1,329,248
Short-Term Investment:
Money Market Fund	530,282	—	—	530,282
Total Investments in Securities	530,282	23,607,660	—	24,137,942
Other Financial Instruments:(i)
Futures Contracts	139,509	—	—	139,509
Total Investments in Securities and Other Financial Instruments	$669,791	$23,607,660	$—	$24,277,451

(h)
For a complete listing of investments and their states, see the Schedule of Investments.

(i)
Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2023 the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ MacKay ESG High Income ETF

April 30, 2023
	Principal Amount	Value
Long-Term Bonds — 97.3%
Corporate Bonds — 81.5%
Advertising — 0.8%
Lamar Media Corp.
4.000%, due 2/15/30	$107,000	$95,995
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.250%, due 1/15/29	122,000	104,493
		200,488
Aerospace & Defense — 1.3%
TransDigm, Inc.
4.625%, due 1/15/29	82,000	74,210
4.875%, due 5/1/29	106,000	96,328
6.250%, due 3/15/26	90,000	90,425
6.750%, due 8/15/28	85,000	86,321
		347,284
Agriculture — 1.0%
Darling Ingredients, Inc.
5.250%, due 4/15/27	267,000	261,632
Airlines — 1.4%
Delta Air Lines, Inc.
4.375%, due 4/19/28	75,000	70,688
7.375%, due 1/15/26	62,000	65,346
United Airlines, Inc.
4.375%, due 4/15/26	97,000	92,637
4.625%, due 4/15/29	115,000	104,078
		332,749
Apparel — 0.7%
Hanesbrands, Inc.
4.875%, due 5/15/26	200,000	188,482
Auto Manufacturers — 2.7%
Ford Motor Co.
3.250%, due 2/12/32	145,000	112,450
Ford Motor Credit Co. LLC
3.375%, due 11/13/25	136,000	126,298
3.815%, due 11/2/27	128,000	114,764
4.000%, due 11/13/30	136,000	116,615
4.950%, due 5/28/27	132,000	124,831
7.350%, due 3/6/30	125,000	128,395
		723,353
Auto Parts & Equipment — 2.0%
Clarios Global LP / Clarios US Finance Co.
6.250%, due 5/15/26	250,000	248,768
Dana, Inc.
4.500%, due 2/15/32	94,000	75,177
Goodyear Tire & Rubber Co. (The)
5.000%, due 7/15/29	200,000	176,792
		500,737
Banks — 0.1%
Fifth Third Bancorp
4.772%, (SOFRINDX + 2.13%), due 7/28/30(a)	18,000	17,130
	Principal Amount	Value
Corporate Bonds (continued)
Beverages — 0.1%
Triton Water Holdings, Inc.
6.250%, due 4/1/29	$33,000	$27,720
Building Materials — 1.3%
Camelot Return Merger Sub, Inc.
8.750%, due 8/1/28	55,000	52,113
MIWD Holdco II LLC / MIWD Finance Corp.
5.500%, due 2/1/30	110,000	92,400
Standard Industries, Inc.
4.375%, due 7/15/30	200,000	172,630
		317,143
Chemicals — 1.9%
Avient Corp.
7.125%, due 8/1/30	112,000	114,465
Olin Corp.
5.000%, due 2/1/30	104,000	97,098
5.625%, due 8/1/29	95,000	92,625
Olympus Water US Holding Corp.
4.250%, due 10/1/28	171,000	145,876
Rain CII Carbon LLC / CII Carbon Corp.
7.250%, due 4/1/25	35,000	33,920
		483,984
Commercial Services — 5.4%
ADT Security Corp. (The)
4.125%, due 8/1/29	99,000	86,006
Allied Universal Holdco LLC / Allied Universal Finance Corp.
9.750%, due 7/15/27	53,000	49,302
Allied Universal Holdco LLC / Allied Universal Finance Corp./Atlas Luxco 4 Sarl
4.625%, due 6/1/28	200,000	174,106
AMN Healthcare, Inc.
4.000%, due 4/15/29	79,000	69,520
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.375%, due 3/1/29	100,000	90,711
Brink’s Co. (The)
4.625%, due 10/15/27	71,000	67,111
Carriage Services, Inc.
4.250%, due 5/15/29	75,000	62,164
Gartner, Inc.
4.500%, due 7/1/28	120,000	112,773
Herc Holdings, Inc.
5.500%, due 7/15/27	76,000	72,579
Hertz Corp. (The)
4.625%, due 12/1/26	116,000	104,477
5.000%, due 12/1/29	134,000	109,628
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.375%, due 8/31/27	160,000	142,983
Service Corp. International
3.375%, due 8/15/30	124,000	105,057
Sotheby’s
7.375%, due 10/15/27	80,000	75,003

See notes to financial statements.

Schedule of Investments — IQ MacKay ESG High Income ETF (continued)

April 30, 2023
	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
Williams Scotsman International, Inc.
4.625%, due 8/15/28	$72,000	$66,111
		1,387,531
Computers — 2.3%
NCR Corp.
5.125%, due 4/15/29	200,000	173,000
Seagate HDD Cayman
4.091%, due 6/1/29	177,000	153,466
Tempo Acquisition LLC / Tempo Acquisition Finance Corp.
5.750%, due 6/1/25	248,000	249,347
		575,813
Diversified Financial Services — 1.8%
OneMain Finance Corp.
6.625%, due 1/15/28	221,000	204,978
PennyMac Financial Services, Inc.
4.250%, due 2/15/29	140,000	115,048
5.375%, due 10/15/25	54,000	50,975
Rocket Mortgage LLC / Rocket Mortgage Co.-Issuer, Inc.
3.625%, due 3/1/29	137,000	115,836
		486,837
Electric — 1.8%
Calpine Corp.
4.500%, due 2/15/28	141,000	131,314
4.625%, due 2/1/29	40,000	34,768
Edison International
Series B, 5.000%, (5 Year US CMT T-Note + 3.90%), due 3/15/72(a)	100,000	85,482
Vistra Corp.
8.000%, (5 Year US CMT T-Note + 6.93%), due 4/15/72(a)	260,000	245,050
		496,614
Electrical Component & Equipment — 0.4%
Energizer Holdings, Inc.
4.750%, due 6/15/28	129,000	116,009
Engineering & Construction — 0.3%
Artera Services LLC
9.033%, due 12/4/25	85,000	73,004
Entertainment — 3.8%
Affinity Interactive
6.875%, due 12/15/27	140,000	125,928
Caesars Entertainment, Inc.
4.625%, due 10/15/29	171,000	150,018
CDI Escrow Issuer, Inc.
5.750%, due 4/1/30	126,000	121,493
Churchill Downs, Inc.
4.750%, due 1/15/28	138,000	130,685
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.
6.625%, due 3/1/30	120,000	106,468
WMG Acquisition Corp.
3.750%, due 12/1/29	280,000	246,400
	Principal Amount	Value
Corporate Bonds (continued)
Entertainment (continued)
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.
5.125%, due 10/1/29	$102,000	$93,916
		974,908
Environmental Control — 0.7%
Covanta Holding Corp.
4.875%, due 12/1/29	100,000	89,000
Waste Pro USA, Inc.
5.500%, due 2/15/26	110,000	102,249
		191,249
Food — 3.4%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC
4.625%, due 1/15/27	213,000	205,906
6.500%, due 2/15/28	65,000	65,813
B&G Foods, Inc.
5.250%, due 9/15/27	218,000	190,930
Lamb Weston Holdings, Inc.
4.875%, due 5/15/28	13,000	12,753
Performance Food Group, Inc.
4.250%, due 8/1/29	120,000	109,242
Post Holdings, Inc.
4.625%, due 4/15/30	133,000	120,128
5.500%, due 12/15/29	81,000	77,042
US Foods, Inc.
4.625%, due 6/1/30	108,000	98,768
		880,582
Food Service — 0.6%
Aramark Services, Inc.
5.000%, due 2/1/28	151,000	143,812
Healthcare-Products — 1.1%
Hologic, Inc.
4.625%, due 2/1/28	167,000	162,371
Teleflex, Inc.
4.625%, due 11/15/27	135,000	129,938
		292,309
Healthcare-Services — 5.6%
Centene Corp.
2.450%, due 7/15/28	125,000	108,628
2.500%, due 3/1/31	94,000	76,600
4.250%, due 12/15/27	163,000	155,766
4.625%, due 12/15/29	124,000	116,870
CHS/Community Health Systems, Inc.
8.000%, due 3/15/26	158,000	156,569
Encompass Health Corp.
4.750%, due 2/1/30	76,000	70,085
5.750%, due 9/15/25	219,000	218,478
HealthEquity, Inc.
4.500%, due 10/1/29	79,000	70,642
IQVIA, Inc.
5.000%, due 5/15/27	96,000	93,665
Tenet Healthcare Corp.
4.250%, due 6/1/29	127,000	116,516

See notes to financial statements.

Schedule of Investments — IQ MacKay ESG High Income ETF (continued)

April 30, 2023
	Principal Amount	Value
Corporate Bonds (continued)
Healthcare-Services (continued)
4.625%, due 6/15/28	$149,000	$141,197
6.125%, due 6/15/30	131,000	129,574
		1,454,590
Home Builders — 1.0%
Beazer Homes USA, Inc.
7.250%, due 10/15/29	92,000	87,722
Meritage Homes Corp.
3.875%, due 4/15/29	86,000	77,398
Thor Industries, Inc.
4.000%, due 10/15/29	47,000	38,540
Tri Pointe Homes, Inc.
5.700%, due 6/15/28	79,000	77,519
		281,179
Housewares — 0.8%
CD&R Smokey Buyer, Inc.
6.750%, due 7/15/25	250,000	219,375
Insurance — 0.3%
Global Atlantic Fin Co.
4.700%, (5 Year US CMT T-Note + 3.80%), due 10/15/51(a)	96,000	76,714
Internet — 2.0%
Arches Buyer, Inc.
6.125%, due 12/1/28	200,000	173,500
Cogent Communications Group, Inc.
3.500%, due 5/1/26	85,000	79,025
Match Group Holdings II LLC
4.125%, due 8/1/30	120,000	102,568
Uber Technologies, Inc.
4.500%, due 8/15/29	158,000	145,294
		500,387
Leisure Time — 1.6%
Carnival Corp.
5.750%, due 3/1/27	154,000	126,742
NCL Corp Ltd.
5.875%, due 3/15/26	235,000	202,421
NCL Corp. Ltd.
8.375%, due 2/1/28	35,000	35,209
NCL Finance Ltd.
6.125%, due 3/15/28	75,000	60,563
		424,935
Machinery-Diversified — 0.1%
Chart Industries, Inc.
7.500%, due 1/1/30	24,000	24,720
Media — 5.9%
Cable One, Inc.
4.000%, due 11/15/30	96,000	78,067
CCO Holdings LLC / CCO Holdings Capital Corp.
4.250%, due 2/1/31	119,000	97,462
4.250%, due 1/15/34	121,000	92,171
4.500%, due 8/15/30	96,000	80,611
4.500%, due 5/1/32	155,000	124,089
	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
4.750%, due 3/1/30	$280,000	$240,911
6.375%, due 9/1/29	65,000	61,773
CSC Holdings LLC
5.750%, due 1/15/30	140,000	71,448
Directv Financing LLC / Directv Financing Co-Obligor, Inc.
5.875%, due 8/15/27	197,000	172,881
iHeartCommunications, Inc.
6.375%, due 5/1/26	60,000	51,470
Nexstar Media, Inc.
4.750%, due 11/1/28	131,000	115,137
Sirius XM Radio, Inc.
3.875%, due 9/1/31	84,000	63,476
4.000%, due 7/15/28	107,000	90,345
4.125%, due 7/1/30	90,000	72,189
Univision Communications, Inc.
4.500%, due 5/1/29	139,000	119,799
		1,531,829
Mining — 1.0%
Novelis Corp.
3.250%, due 11/15/26	102,000	93,377
4.750%, due 1/30/30	163,000	147,494
		240,871
Miscellaneous Manufacturing — 0.3%
Gates Global LLC / Gates Corp.
6.250%, due 1/15/26	75,000	74,250
Office/Business Equipment — 1.1%
Xerox Corp.
3.800%, due 5/15/24	139,000	135,949
Xerox Holdings Corp.
5.500%, due 8/15/28	177,000	152,570
		288,519
Oil & Gas — 6.4%
Ascent Resources Utica Holdings LLC / ARU Finance Corp.
7.000%, due 11/1/26	130,000	125,797
Callon Petroleum Co.
6.375%, due 7/1/26	87,000	84,055
7.500%, due 6/15/30	103,000	97,831
8.000%, due 8/1/28	81,000	79,916
CNX Resources Corp.
6.000%, due 1/15/29	88,000	81,405
Occidental Petroleum Corp.
2.900%, due 8/15/24	272,000	263,671
5.550%, due 3/15/26	110,000	110,923
7.500%, due 5/1/31	81,000	90,374
8.875%, due 7/15/30	112,000	131,600
Range Resources Corp.
4.750%, due 2/15/30	76,000	69,920
Rockcliff Energy II LLC
5.500%, due 10/15/29	89,000	80,485
Southwestern Energy Co.
5.375%, due 3/15/30	114,000	106,093

See notes to financial statements.

Schedule of Investments — IQ MacKay ESG High Income ETF (continued)

April 30, 2023
	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Sunoco LP / Sunoco Finance Corp.
5.875%, due 3/15/28	$117,000	$114,368
Tap Rock Resources LLC
7.000%, due 10/1/26	76,000	73,022
Transocean Titan Financing Ltd.
8.375%, due 2/1/28	45,000	45,865
Vital Energy, Inc.
7.750%, due 7/31/29	126,000	111,233
10.125%, due 1/15/28	37,000	37,197
		1,703,755
Oil & Gas Services — 2.0%
Archrock Partners LP / Archrock Partners Finance Corp.
6.250%, due 4/1/28	127,000	121,912
6.875%, due 4/1/27	127,000	124,785
USA Compression Partners LP / USA Compression Finance Corp.
6.875%, due 4/1/26	112,000	110,790
6.875%, due 9/1/27	163,000	158,630
		516,117
Packaging & Containers — 2.5%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
4.125%, due 8/15/26	95,000	89,493
5.250%, due 8/15/27	200,000	171,040
Ball Corp.
6.875%, due 3/15/28	97,000	100,864
Mauser Packaging Solutions Holding Co.
9.250%, due 4/15/27	56,000	53,144
Owens-Brockway Glass Container, Inc.
6.375%, due 8/15/25	200,000	203,750
Sealed Air Corp/Sealed Air Corp US
6.125%, due 2/1/28	25,000	25,368
		643,659
Pharmaceuticals — 1.5%
Elanco Animal Health, Inc.
6.650%, due 8/28/28	133,000	129,493
PRA Health Sciences, Inc.
2.875%, due 7/15/26	284,000	259,209
		388,702
Pipelines — 3.6%
Cheniere Energy Partners LP
4.500%, due 10/1/29	140,000	131,717
Cheniere Energy, Inc.
4.625%, due 10/15/28	87,000	82,928
CNX Midstream Partners LP
4.750%, due 4/15/30	120,000	100,468
EnLink Midstream LLC
5.625%, due 1/15/28	90,000	88,641
Genesis Energy LP / Genesis Energy Finance Corp.
7.750%, due 2/1/28	291,000	286,412
	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Venture Global Calcasieu Pass LLC
3.875%, due 8/15/29	$137,000	$123,053
6.250%, due 1/15/30	60,000	60,840
Western Midstream Operating LP
4.750%, due 8/15/28	90,000	86,354
		960,413
REITS — 2.7%
Iron Mountain Information Management Services, Inc.
5.000%, due 7/15/32	79,000	69,204
Iron Mountain, Inc.
4.500%, due 2/15/31	88,000	76,515
5.250%, due 7/15/30	110,000	101,313
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer
4.875%, due 5/15/29	107,000	92,555
SBA Communications Corp.
3.125%, due 2/1/29	124,000	106,082
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC
10.500%, due 2/15/28	132,000	126,310
VICI Properties LP / VICI Note Co., Inc.
4.250%, due 12/1/26	40,000	38,116
XHR LP
4.875%, due 6/1/29	84,000	72,904
		682,999
Retail — 4.9%
Arko Corp.
5.125%, due 11/15/29	62,000	50,239
Asbury Automotive Group, Inc.
4.750%, due 3/1/30	126,000	111,823
Bath & Body Works, Inc.
6.950%, due 3/1/33	207,000	182,628
Foot Locker, Inc.
4.000%, due 10/1/29	112,000	94,755
Group 1 Automotive, Inc.
4.000%, due 8/15/28	122,000	108,258
Lithia Motors, Inc.
3.875%, due 6/1/29	35,000	30,297
4.375%, due 1/15/31	124,000	106,490
Macy’s Retail Holdings LLC
6.125%, due 3/15/32	99,000	86,658
Nordstrom, Inc.
4.375%, due 4/1/30	103,000	80,552
QVC, Inc.
4.850%, due 4/1/24	93,000	79,800
Sonic Automotive, Inc.
4.625%, due 11/15/29	112,000	93,953
4.875%, due 11/15/31	94,000	75,905
White Cap Buyer LLC
6.875%, due 10/15/28	30,000	26,015
Yum! Brands, Inc.
4.625%, due 1/31/32	167,000	155,723
		1,283,096

See notes to financial statements.

Schedule of Investments — IQ MacKay ESG High Income ETF (continued)

April 30, 2023
	Principal Amount	Value
Corporate Bonds (continued)
Software — 1.8%
MSCI, Inc.
4.000%, due 11/15/29	$196,000	$176,602
PTC, Inc.
3.625%, due 2/15/25	157,000	151,408
4.000%, due 2/15/28	135,000	125,526
		453,536
Telecommunications — 0.8%
CommScope, Inc.
4.750%, due 9/1/29	200,000	161,509
Level 3 Financing, Inc.
3.400%, due 3/1/27	70,000	54,767
		216,276
Transportation — 0.7%
First Student Bidco, Inc. / First Transit Parent, Inc.
4.000%, due 7/31/29	223,000	193,259
Total Corporate Bonds (Cost $20,625,803)		21,178,551
Foreign Bonds — 15.8%
Aerospace & Defense — 1.2%
Bombardier, Inc., (Canada)
7.500%, due 2/1/29	36,000	35,407
7.875%, due 4/15/27	288,000	287,153
		322,560
Banks — 1.5%
Intesa Sanpaolo SpA, (Italy)
5.710%, due 1/15/26	83,000	79,926
UniCredit SpA, (Italy)
7.296%, (USD 5 Year Swap + 4.91%), due 4/2/34(a)	330,000	315,737
		395,663
Beverages — 0.5%
Primo Water Holdings, Inc., (Canada)
4.375%, due 4/30/29	137,000	120,824
Chemicals — 1.4%
INEOS Quattro Finance 2 PLC, (United Kingdom)
3.375%, due 1/15/26	139,000	127,546
SPCM SA, (France)
3.125%, due 3/15/27	264,000	235,726
		363,272
Commercial Services — 0.8%
Garda World Security Corp., (Canada)
4.625%, due 2/15/27	140,000	128,602
9.500%, due 11/1/27	78,000	74,747
		203,349
Distribution/Wholesale — 0.1%
Ritchie Bros Holdings, Inc., (Canada)
7.750%, due 3/15/31	15,000	15,937

	Principal Amount	Value
Foreign Bonds (continued)
Environmental Control — 0.3%
GFL Environmental, Inc., (Canada)
3.500%, due 9/1/28	$90,000	$81,797
Forest Products & Paper — 0.4%
Ahlstrom Holding 3 Oy, (Finland)
4.875%, due 2/4/28	123,000	104,149
Home Builders — 0.6%
Mattamy Group Corp., (Canada)
5.250%, due 12/15/27	171,000	159,081
Household Products/Wares — 0.8%
Kronos Acquisition Holdings, Inc. / KIk Custom Products, Inc., (Canada)
7.000%, due 12/31/27	130,000	114,261
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., (Canada)
5.000%, due 12/31/26	120,000	111,053
		225,314
Machinery-Diversified — 0.4%
Husky III Holding Ltd., (Canada)
13.000%, due 2/15/25	113,000	102,830
Media — 2.4%
UPC Broadband Finco BV, (Netherlands)
4.875%, due 7/15/31	104,000	89,746
Virgin Media Finance PLC, (United Kingdom)
5.000%, due 7/15/30	98,000	82,582
Virgin Media Secured Finance PLC, (United Kingdom)
5.500%, due 5/15/29	135,000	123,958
Virgin Media Vendor Financing Notes IV DAC, (United Kingdom)
5.000%, due 7/15/28	79,000	70,823
VZ Secured Financing BV, (Netherlands)
5.000%, due 1/15/32	114,000	95,135
Ziggo Bond Co. BV, (Netherlands)
5.125%, due 2/28/30	83,000	67,442
Ziggo BV, (Netherlands)
4.875%, due 1/15/30	101,000	86,954
		616,640
Pharmaceuticals — 0.6%
Teva Pharmaceutical Finance Netherlands III BV, (Israel)
3.150%, due 10/1/26	90,000	81,322
5.125%, due 5/9/29	90,000	83,486
		164,808
Retail — 0.7%
1011778 BC ULC / New Red Finance, Inc., (Canada)
4.000%, due 10/15/30	202,000	176,342
Software — 0.6%
Open Text Corp., (Canada)
3.875%, due 12/1/29	179,000	150,439

See notes to financial statements.

Schedule of Investments — IQ MacKay ESG High Income ETF (continued)

April 30, 2023
	Principal Amount	Value
Foreign Bonds (continued)
Telecommunications — 3.5%
Altice France SA, (France)
8.125%, due 2/1/27	$197,000	$175,904
Iliad Holding SASU, (France)
6.500%, due 10/15/26	100,000	96,221
7.000%, due 10/15/28	150,000	141,925
Telecom Italia Capital SA, (Italy)
7.721%, due 6/4/38	226,000	211,281
Vmed O2 UK Financing I PLC, (United Kingdom)
4.750%, due 7/15/31	149,000	126,969
Vodafone Group PLC, (United Kingdom)
7.000%, (USD 5 Year Swap + 4.87%), due 4/4/79(a)	148,000	151,700
		904,000
Total Foreign Bonds (Cost $4,003,725)		4,107,005

	Shares	Value
Short-Term Investment — 2.0%
Money Market Fund — 2.0%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 4.72%(b)
(Cost $508,113)	508,113	$508,113
Total Investments — 99.3% (Cost $25,137,641)		25,793,669
Other Assets and Liabilities, Net — 0.7%		191,221
Net Assets — 100.0%		$25,984,890

(a)
Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2023.

(b)
Reflects the 7-day yield at April 30, 2023.

Abbreviations
CMT	—	Constant Maturity Treasury Index
SOFR	—	Secured Financing Overnight Rate

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(c)
Corporate Bonds	$—	$21,178,551	$—	$21,178,551
Foreign Bonds	—	4,107,005	—	4,107,005
Short-Term Investment:
Money Market Fund	508,113	—	—	508,113
Total Investments in Securities	$508,113	$25,285,556	$—	$25,793,669

(c)
For a complete listing of investments and their states, see the Schedule of Investments.

For the year ended April 30, 2023 the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Insured ETF

April 30, 2023
	Principal Amount	Value
Municipal Bonds — 98.3%
Alabama — 3.1%
Black Belt Energy Gas District, Revenue Bonds Series C-2 4.210%, (Municipal Swap Index + 0.35%), due 10/1/52(a)	$2,500,000	$2,409,447
City of Albertville AL, General Obligation Bonds Series D Insured: BAM 5.000%, due 6/1/48	4,350,000	4,679,373
Mobile County Board of School Commissioners, Special Tax Insured: BAM 5.000%, due 3/1/26	1,325,000	1,397,896
Series B Insured: BAM 5.000%, due 3/1/40	2,645,000	2,906,076
		11,392,792
Alaska — 0.4%
University of Alaska, Revenue Bonds Insured: AGM-CR 5.000%, due 10/1/44	1,365,000	1,413,885
Arizona — 0.6%
Maricopa County Unified School District No 60 Higley, Certificates of Participation Insured: AGM 4.125%, due 6/1/42	500,000	499,547
4.250%, due 6/1/47	1,500,000	1,490,081
		1,989,628
California — 8.7%
Bay Area Toll Authority, Revenue Bonds Series A 2.700%, due 4/1/55(a)(b)	2,500,000	2,500,000
California Health Facilities Financing Authority, Revenue Bonds 5.000%, due 11/15/49	1,850,000	1,894,184
City of Long Beach CA Airport System Revenue, Revenue Bonds Series C Insured: AGM 5.000%, due 6/1/42	1,000,000	1,064,378
City of San Mateo CA, Special Tax Insured: BAM 5.250%, due 9/1/37	4,460,000	4,961,755
Coast Community College District, General Obligation Bonds Insured: AGM 2.800%, due 8/1/26(c)	930,000	849,524
Fontana Unified School District, General Obligation Bonds Insured: AGM 2.375%, due 8/1/44	2,500,000	1,780,797
Foothill-De Anza Community College District, General Obligation Bonds Insured: NATL-IBC FGIC 2.910%, due 8/1/29(c)	1,050,000	876,356
Grossmont Union High School District, General Obligation Bonds Series F Insured: AGM 3.500%, due 8/1/34(c)	2,445,000	1,447,009
Indian Wells Redevelopment Agency Successor Agency, Tax Allocation Series A Insured: NATL 5.000%, due 9/1/33	1,140,000	1,223,186
Indio Finance Authority, Revenue Bonds Series A Insured: BAM 5.250%, due 11/1/42	1,500,000	1,690,948
Kelseyville Unified School District, General Obligation Bonds Series C Insured: AGM 3.400%, due 8/1/31(c)	155,000	116,818
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Ontario Montclair School District, General Obligation Bonds Series B Insured: NATL 3.230%, due 8/1/29(c)	$390,000	$319,158
Poway Unified School District, Special Tax Insured: BAM 4.125%, due 9/1/47	100,000	100,156
Riverbank Unified School District, General Obligation Bonds Series B Insured: AGC 4.640%, due 8/1/48(c)	50,000	15,706
Sacramento City Financing Authority, Tax Allocation Series A Insured: NATL 3.500%, due 12/1/23(c)	4,945,000	4,845,205
Sacramento City Unified School District, General Obligation Bonds Insured: AGM 3.390%, due 7/1/24(c)	310,000	298,022
Series A Insured: BAM 5.000%, due 8/1/41	1,865,000	2,059,202
Sweetwater Union High School District, General Obligation Bonds 4.000%, due 8/1/42	965,000	943,521
Vista Unified School District, General Obligation Bonds Series B Insured: BAM 5.250%, due 8/1/41	3,000,000	3,424,806
Washington Unified School District/Yolo County CA, General Obligation Bonds
Series A Insured: NATL 3.260%, due 8/1/26(c)	1,100,000	990,137
		31,400,868
Colorado — 3.0%
BNC Metropolitan District No 1, General Obligation Bonds Series A Insured: BAM 5.000%, due 12/1/37	395,000	425,771
Castle Oaks Metropolitan District No 3, General Obligation Bonds Insured: AGM 4.000%, due 12/1/45	3,000,000	2,898,258
Crystal Valley Metropolitan District No 2, General Obligation Bonds Series A Insured: AGM 4.000%, due 12/1/44	1,700,000	1,628,486
Gold Hill Mesa Metropolitan District No 2, General Obligation Bonds Series A Insured: BAM 5.500%, due 12/1/47	600,000	657,691
Grand Junction Regional Airport Authority, Revenue Bonds Series A Insured: NATL 5.000%, due 12/1/26	500,000	533,371
Grand River Hospital District, General Obligation Bonds Insured: AGM 5.250%, due 12/1/37	425,000	449,282
Northern Colorado Water Conservancy District, Certificates of Participation 5.000%, due 7/1/42	625,000	685,847
Park 70 Metropolitan District, General Obligation Bonds 5.000%, due 12/1/46	450,000	454,576
Park Creek Metropolitan District, Revenue Bonds Series A Insured: AGM 4.000%, due 12/1/46	3,255,000	3,112,215

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Insured ETF (continued)

April 30, 2023
	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Vauxmont Metropolitan District, General Obligation Bonds Insured: AGM 5.000%, due 12/15/31	$135,000	$143,059
		10,988,556
Connecticut — 0.7%
City of Hartford CT, General Obligation Bonds Series A Insured: AGM 4.000%, due 7/1/34	25,000	25,494
5.000%, due 7/1/24	20,000	20,423
5.000%, due 7/1/27	60,000	62,915
Series B Insured: AGM
5.000%, due 10/1/23	15,000	15,106
Series C Insured: AGM
5.000%, due 7/15/32	20,000	21,007
City of New Britain CT, General Obligation Bonds Series B Insured: AGM 5.250%, due 9/1/30	100,000	111,713
City of New Haven CT, General Obligation Bonds Series A Insured: AGM 5.000%, due 8/1/28	1,000,000	1,025,359
5.000%, due 8/1/39	1,100,000	1,175,230
		2,457,247
District of Columbia — 0.7%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Revenue Bonds Insured: BAM-TCRS 4.450%, due 10/1/37(c)	1,500,000	794,644
Series B Insured: AGM
4.000%, due 10/1/53	2,000,000	1,916,218
		2,710,862
Florida — 3.2%
County of Miami-Dade Seaport Department, Revenue Bonds Series A-2 Insured: AGM 3.000%, due 10/1/50	4,685,000	3,412,066
County of Pasco FL, Revenue Bonds Insured: AGM 5.250%, due 9/1/28	1,000,000	1,106,605
5.250%, due 9/1/29	1,000,000	1,125,424
Fort Pierce Utilities Authority, Revenue Bonds Series A Insured: AGM 5.000%, due 10/1/41	500,000	554,284
5.000%, due 10/1/42	400,000	443,635
Miami-Dade County Expressway Authority, Revenue Bonds Insured: BAM-TCRS 5.000%, due 7/1/26	3,180,000	3,236,318
School Board of Miami-Dade County (The), General Obligation Bonds Series A 5.000%, due 3/15/39	1,645,000	1,709,368
		11,587,700
Georgia — 0.6%
DeKalb, Newton & Gwinnett Counties Joint Development Authority, Revenue Bonds Series A Insured: AGM 5.000%, due 7/1/39	2,250,000	2,252,433

	Principal Amount	Value
Municipal Bonds (continued)
Idaho — 0.5%
Idaho Housing & Finance Association, Revenue Bonds Insured: SCH BD GTY 5.000%, due 5/1/52	$1,000,000	$1,016,701
5.250%, due 5/1/42	800,000	850,387
		1,867,088
Illinois — 22.5%
Boone, Mchenry & Dekalb Counties Community Unit School District 100, General Obligation Bonds Insured: BHAC-CR NATL 3.420%, due 12/1/23(c)	395,000	387,192
Chicago Board of Education, General Obligation Bonds Series A Insured: AGC-ICC FGIC 5.500%, due 12/1/26	1,575,000	1,676,892
Series A Insured: AGM 5.000%, due 12/1/31	500,000	537,643
Chicago Board of Education Dedicated Capital Improvement Tax, Revenue Bonds 5.250%, due 4/1/35	2,750,000	3,054,782
Chicago O’Hare International Airport, Revenue Bonds Series A Insured: AGM 5.250%, due 1/1/45	3,585,000	3,845,594
Chicago Park District, General Obligation Bonds Series E Insured: BAM 4.000%, due 11/15/32	1,000,000	1,026,781
Chicago Transit Authority Sales Tax Receipts Fund, Revenue Bonds Insured: BAM-TCRS 4.000%, due 12/1/50	4,750,000	4,596,881
City of Calumet City IL, General Obligation Bonds Series A Insured: AGM 4.500%, due 3/1/43	1,000,000	997,383
City of Chicago IL, General Obligation Bonds Series A 4.000%, due 1/1/35	775,000	762,910
4.000%, due 1/1/36	2,500,000	2,408,861
City of Chicago IL Wastewater Transmission Revenue, Revenue Bonds Series A Insured: NATL 3.570%, due 1/1/27(c)	1,300,000	1,141,600
City of Chicago IL Waterworks Revenue, Revenue Bonds Insured: BAM-TCRS 5.000%, due 11/1/44	3,220,000	3,252,392
City of Decatur IL, General Obligation Bonds Insured: BAM 4.000%, due 3/1/40	2,705,000	2,711,490
4.000%, due 3/1/42	3,000,000	2,996,269
City of Joliet IL, General Obligation Bonds Insured: BAM 5.500%, due 12/15/44	3,805,000	4,276,594
City of Kankakee IL, General Obligation Bonds Series A Insured: BAM 4.000%, due 1/1/35	715,000	738,777
City of Rock Island IL, General Obligation Bonds Insured: BAM 4.000%, due 12/1/36	1,435,000	1,457,360
City of Waukegan IL, General Obligation Bonds Series A Insured: BAM 4.000%, due 12/30/36	1,015,000	1,041,275

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Insured ETF (continued)

April 30, 2023
	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Cook County Township High School District No 220 Reavis, General Obligation Bonds Insured: BAM 4.000%, due 6/1/40	$1,250,000	$1,214,524
County of Cook IL Sales Tax Revenue, Revenue Bonds Series A Insured: BAM 4.000%, due 11/15/40	780,000	768,898
Crawford Hospital District, General Obligation Bonds Insured: AGM 4.000%, due 1/1/34	675,000	700,895
Illinois Sports Facilities Authority (The), Revenue Bonds Insured: AMBAC 4.250%, due 6/15/23(c)	500,000	497,327
La Salle County Community Unit School District No 2 Serena, General Obligation Bonds Insured: BAM 5.500%, due 12/1/38	1,825,000	2,090,544
5.500%, due 10/1/42	1,260,000	1,426,115
Macon County School District No 61 Decatur, General Obligation Bonds Insured: AGM 5.000%, due 12/1/40	1,305,000	1,370,987
Madison County Community Unit School District No 7 Edwardsville, General Obligation Bonds Insured: BAM 5.000%, due 12/1/30	275,000	288,588
Madison-Macoupin Etc Counties Community College District No 536, General Obligation Bonds Series A Insured: AGM 5.000%, due 11/1/32	225,000	240,302
Metropolitan Pier & Exposition Authority, Revenue Bonds Insured: AGM 4.720%, due 6/15/45(c)	720,000	256,668
Northern Illinois University, Revenue Bonds Insured: BAM 4.000%, due 10/1/32	500,000	514,174
4.000%, due 10/1/37	550,000	540,423
4.000%, due 10/1/39	425,000	402,973
4.000%, due 10/1/40	400,000	374,213
4.000%, due 10/1/41	400,000	372,467
Series B Insured: BAM
4.000%, due 4/1/37	1,425,000	1,409,763
Sales Tax Securitization Corp., Revenue Bonds Series C Insured: BAM-TCRS 5.250%, due 1/1/48	2,500,000	2,640,361
Sangamon & Christian Counties Community Unit School District No 3A Rochester, General Obligation Bonds Insured: BAM 5.500%, due 2/1/47	1,590,000	1,752,856
Sangamon & Morgan Counties Community Unit School District No 16 New Berlin, General Obligation Bonds Series A Insured: AGM 5.000%, due 12/1/43	1,440,000	1,543,705
5.000%, due 12/1/46	1,800,000	1,916,542
Sangamon County School District No 186 Springfield, General Obligation Bonds Insured: AGM 4.000%, due 2/1/29	3,000,000	3,188,011
Southern Illinois University, Revenue Bonds Insured: BAM 4.000%, due 4/1/40	1,000,000	944,291
Series A Insured: NATL
4.330%, due 4/1/25(c)	390,000	359,198
	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
State of Illinois, General Obligation Bonds 5.750%, due 5/1/45	$1,000,000	$1,095,005
Insured: BAM 4.000%, due 6/1/41	3,300,000	3,200,664
Insured: NATL 6.000%, due 11/1/26	500,000	526,558
Town of Cicero IL, General Obligation Bonds Insured: BAM 5.000%, due 1/1/30	475,000	510,167
Union Alexander Massac Pulaski Etc Counties Community College District No 531, General Obligation Bonds Series A Insured: BAM 5.000%, due 12/1/24	1,115,000	1,142,968
Village of Bourbonnais IL, General Obligation Bonds Insured: AGM 4.000%, due 12/1/32	520,000	544,026
Village of McCook IL, General Obligation Bonds Series A Insured: AGM 5.000%, due 12/1/25	1,575,000	1,646,831
Series B Insured: AGM
5.000%, due 12/1/26	1,875,000	1,977,960
Will County Community Unit School District No 201-U Crete-Monee, General Obligation Bonds Series 201-U Insured: AGM 5.250%, due 9/1/42	3,735,000	4,099,150
Will County School District No 114 Manhattan, General Obligation Bonds Insured: BAM 5.500%, due 1/1/45	3,765,000	4,253,087
Williamson County Community Unit School District No 1 Johnston City, General Obligation Bonds Insured: AGM 3.500%, due 12/1/26(c)	590,000	520,913
3.610%, due 12/1/25(c)	590,000	537,761
		81,779,591
Indiana — 0.9%
Evansville Waterworks District, Revenue Bonds Series A Insured: BAM 4.250%, due 1/1/49	1,000,000	1,002,674
5.000%, due 7/1/47	2,000,000	2,158,171
		3,160,845
Iowa — 3.5%
Burlington Community School District Infrastructure Sales Services & Use Tax, Revenue Bonds Insured: BAM 4.000%, due 6/1/41	1,940,000	1,913,424
City of Orange City IA Water Revenue, Revenue Bonds Series B Insured: AGM 4.000%, due 6/1/37	650,000	654,564
4.250%, due 6/1/42	1,165,000	1,173,087
Clinton Community School District Infrastructure Sales Services & Use Tax, Revenue Bonds Insured: AGM 4.000%, due 7/1/41	2,100,000	2,070,756
College Community School District Infrastructure Sales Services & Use Tax, Revenue Bonds Insured: BAM 4.000%, due 6/1/41	750,000	736,547

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Insured ETF (continued)

April 30, 2023
	Principal Amount	Value
Municipal Bonds (continued)
Iowa (continued)
Jesup Community School District, General Obligation Bonds Insured: AGM 3.000%, due 6/1/31	$580,000	$581,805
3.250%, due 6/1/32	600,000	606,908
3.375%, due 6/1/33	620,000	630,321
4.000%, due 6/1/40	805,000	797,612
4.000%, due 6/1/41	835,000	827,367
4.000%, due 6/1/42	870,000	855,661
Sioux City Community School District Infrastructure Sales Services & Use Tax, Revenue Bonds Insured: BAM 3.000%, due 10/1/23	840,000	838,495
West Delaware County Community School District Sales & Services Tax Revenue, Revenue Bonds Insured: BAM 4.125%, due 6/1/41	325,000	325,039
5.000%, due 6/1/26	170,000	180,172
5.000%, due 6/1/27	350,000	378,380
		12,570,138
Kentucky — 1.1%
Kentucky Bond Development Corp., Revenue Bonds Insured: BAM 5.000%, due 9/1/38	1,045,000	1,147,217
5.000%, due 9/1/49	1,000,000	1,074,991
Kentucky Economic Development Finance Authority, Revenue Bonds Series A Insured: AGM 4.000%, due 6/1/37	500,000	481,837
Louisville & Jefferson County Visitors and Convention Commission, Revenue Bonds Insured: BAM 4.000%, due 6/1/36	100,000	101,691
Woodford County School District Finance Corp., Revenue Bonds Series A Insured: BAM 6.000%, due 8/1/28	1,040,000	1,204,543
		4,010,279
Louisiana — 0.3%
City of Shreveport LA Water & Sewer Revenue, Revenue Bonds Insured: BAM 5.000%, due 12/1/25	535,000	560,484
Series C Insured: BAM 5.000%, due 12/1/31	500,000	542,126
5.000%, due 12/1/32	125,000	135,428
		1,238,038
Maine — 0.7%
Finance Authority of Maine, Revenue Bonds Series A-1 Insured: AGC 5.000%, due 12/1/26	150,000	157,978
Maine Health & Higher Educational Facilities Authority, Revenue Bonds Insured: AGM State Aid Withholding 5.500%, due 7/1/40	1,180,000	1,332,977
5.500%, due 7/1/42	1,000,000	1,119,642
		2,610,597
Massachusetts — 0.2%
Commonwealth of Massachusetts, General Obligation Bonds Series A Insured: NATL 3.795%, (3-Month LIBOR + 0.57%), due 5/1/37(a)	85,000	82,863
	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts (continued)
Commonwealth of Massachusetts, Revenue Bonds Insured: NATL 5.500%, due 1/1/25	$580,000	$600,749
		683,612
Michigan — 0.7%
Grand Rapids Public Schools, General Obligation Bonds Insured: AGM 5.000%, due 11/1/25	785,000	820,626
Wayne County Airport Authority, Revenue Bonds Series B 5.000%, due 12/1/46	1,790,000	1,876,835
		2,697,461
Mississippi — 0.1%
Mississippi Development Bank, Revenue Bonds Insured: BAM 5.250%, due 10/1/38	460,000	501,190
Missouri — 1.9%
Hazelwood School District, General Obligation Bonds Series A Insured: BAM 5.000%, due 3/1/38	2,925,000	3,297,518
Hickman Mills C-1 School District, General Obligation Bonds Insured: BAM 5.750%, due 3/1/41	1,960,000	2,231,186
Wright City R-II School District, General Obligation Bonds Insured: AGM 6.000%, due 3/1/42	1,000,000	1,207,075
		6,735,779
Nebraska — 0.1%
Ashland-Greenwood Public Schools, General Obligation Bonds Insured: AGM 4.000%, due 12/15/34	490,000	523,515
Nevada — 0.4%
City of Reno NV, Revenue Bonds Series A-1 Insured: AGM 4.000%, due 6/1/46	1,150,000	1,077,175
5.000%, due 6/1/32	265,000	283,325
		1,360,500
New Jersey — 4.3%
Berlin Borough School District, General Obligation Bonds Insured: AGM SCH BD RES FD 4.000%, due 3/1/39	1,210,000	1,225,662
4.000%, due 3/1/40	1,255,000	1,265,496
4.000%, due 3/1/41	1,310,000	1,318,023
4.000%, due 3/1/42	1,360,000	1,364,047
City of Union City NJ, General Obligation Bonds Insured: AGM 0.050%, due 8/1/24	540,000	508,752
Kenilworth School District, General Obligation Bonds Insured: BAM SCH BD RES FD 4.000%, due 8/15/39	1,020,000	1,028,462
4.250%, due 8/15/45	1,450,000	1,464,938
New Jersey Building Authority, Revenue Bonds Series A Insured: BAM 5.000%, due 6/15/25	1,500,000	1,555,695

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Insured ETF (continued)

April 30, 2023
	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, Revenue Bonds Series C Insured: BHAC-CR MBIA 2.670%, due 12/15/27(c)	$810,000	$716,397
Series C Insured: BHAC-CR NATL
2.820%, due 12/15/30(c)	300,000	242,272
North Hudson Sewerage Authority, Revenue Bonds Series A Insured: NATL 3.110%, due 8/1/25(c)	1,450,000	1,352,418
South Jersey Transportation Authority, Revenue Bonds Insured: BAM 5.000%, due 11/1/36	500,000	561,052
5.000%, due 11/1/37	500,000	555,986
5.250%, due 11/1/52	2,250,000	2,454,266
		15,613,466
New York — 5.7%
Amherst Development Corp., Revenue Bonds Insured: BAM 4.000%, due 10/1/42	3,905,000	3,760,239
Canton Central School District, General Obligation Bonds Insured: AGM State Aid Withholding 4.000%, due 6/15/28	955,000	1,015,500
City of Long Beach NY, General Obligation Bonds Series B Insured: BAM 5.250%, due 7/15/35	400,000	447,515
5.250%, due 7/15/36	300,000	331,696
5.250%, due 7/15/37	325,000	356,441
5.250%, due 7/15/42	1,800,000	1,924,189
City of New York NY, General Obligation Bonds Series A-1 Insured: BAM-TCRS 4.000%, due 8/1/44	1,085,000	1,080,137
City of Yonkers NY, General Obligation Bonds Series G Insured: BAM 5.000%, due 11/15/26	335,000	360,886
County of Nassau NY, General Obligation Bonds Series A Insured: AGM 4.125%, due 4/1/47	3,525,000	3,471,696
Metropolitan Transportation Authority, Revenue Bonds Series A-1 4.000%, due 11/15/46	600,000	562,772
5.000%, due 11/15/29	500,000	518,634
Series B Insured: AMBAC
5.250%, due 11/15/23	1,250,000	1,258,439
Series E
4.000%, due 11/15/45	450,000	424,551
New York City Industrial Development Agency, Revenue Bonds Insured: NATL 5.845%, due 3/1/24(a)(b)	1,500,000	1,526,746
Series A Insured: AGM
3.000%, due 3/1/49	1,265,000	938,875
New York Liberty Development Corp., Revenue Bonds Insured: BAM-TCRS 4.000%, due 2/15/43	1,480,000	1,463,683
New York State Dormitory Authority, Revenue Bonds Series A Insured: AGM 4.000%, due 10/1/36	5,000	5,382
Oneida County Local Development Corp., Revenue Bonds Series A Insured: AGM 3.000%, due 12/1/44	405,000	304,147
	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
Port Authority of New York & New Jersey, Revenue Bonds Series 231 5.500%, due 8/1/52	$765,000	$847,496
		20,599,024
North Carolina — 3.0%
Charlotte-Mecklenburg Hospital Authority (The), Revenue Bonds Series H 3.500%, due 1/15/48(a)(b)	2,975,000	2,975,000
Greater Asheville Regional Airport Authority, Revenue Bonds
Series A Insured: AGM
5.250%, due 7/1/41	3,250,000	3,520,571
North Carolina Eastern Municipal Power Agency, Revenue Bonds Series B Insured: NATL 6.000%, due 1/1/25	1,000,000	1,045,957
North Carolina Turnpike Authority, Revenue Bonds Insured: AGM 5.000%, due 1/1/49	3,325,000	3,457,513
		10,999,041
Ohio — 3.1%
City of Toledo OH, General Obligation Bonds Insured: AGM 5.500%, due 12/1/42	3,000,000	3,405,812
Cloverleaf Local School District, Certificates of Participation Insured: BAM 5.375%, due 12/1/39	1,780,000	1,927,133
5.500%, due 12/1/42	955,000	1,034,335
County of Cuyahoga OH, Revenue Bonds 5.000%, due 2/15/28	500,000	519,646
Green Local School District/Summit County, Certificates of Participation
Insured: AGM
5.500%, due 11/1/47	3,000,000	3,310,640
State of Ohio, General Obligation Bonds Series B 5.000%, due 8/1/24	1,065,000	1,091,421
		11,288,987
Oregon — 0.6%
City of Seaside OR Transient Lodging Tax Revenue, Revenue Bonds
Insured: AGM
5.000%, due 12/15/37	400,000	433,017
Multnomah County School District No 1 Portland, General Obligation Bonds Series J Insured: SCH BD GTY 5.000%, due 6/15/24	1,655,000	1,692,163
		2,125,180
Pennsylvania — 6.3%
Bucks County Industrial Development Authority, Revenue Bonds Insured: AGM-CR 4.000%, due 8/15/44	1,030,000	1,019,897
City of Philadelphia PA Airport Revenue, Revenue Bonds Insured: AGM 4.000%, due 7/1/39	1,335,000	1,314,563
Coatesville School District, General Obligation Bonds Insured: AGM State Aid Withholding 5.000%, due 8/1/25	300,000	313,501

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Insured ETF (continued)

April 30, 2023
	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
County of Luzerne PA, General Obligation Bonds Series A Insured: AGM 5.000%, due 11/15/24	$2,480,000	$2,547,569
Delaware Valley Regional Finance Authority, Revenue Bonds Series B Insured: AMBAC 5.700%, due 7/1/27	1,000,000	1,107,697
Erie Sewer Authority, Revenue Bonds Series B Insured: AGM 5.000%, due 12/1/35	460,000	517,400
Indiana County Industrial Development Authority, Revenue Bonds Insured: BAM 5.000%, due 5/1/31	870,000	968,332
5.000%, due 5/1/33	575,000	637,662
Mckeesport Area School District, General Obligation Bonds Series C Insured: AMBAC State Aid Withholding 3.690%, due 10/1/25(c)	1,100,000	1,006,842
Pennsylvania Economic Development Financing Authority, Revenue Bonds Insured: AGM 5.500%, due 6/30/42	3,000,000	3,317,885
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds Series A Insured: AGC 4.068%, (3-Month LIBOR + 0.60%), due 7/1/27(a)	135,000	132,784
Pennsylvania Turnpike Commission, Revenue Bonds Series A Insured: BAM 5.000%, due 12/1/44	1,595,000	1,700,783
Series B-2 Insured: AGM
5.000%, due 6/1/35	1,000,000	1,077,097
Pittsburgh Water & Sewer Authority, Revenue Bonds Insured: AGM 5.000%, due 9/1/37	1,350,000	1,511,597
5.000%, due 9/1/38	1,420,000	1,583,053
School District of Philadelphia (The), General Obligation Bonds Series F Insured: BAM 5.000%, due 9/1/27	5,000	5,377
Sports & Exhibition Authority of Pittsburgh and Allegheny County, Revenue Bonds Insured: AGM 5.000%, due 2/1/31	1,165,000	1,315,546
State Public School Building Authority, Revenue Bonds Insured: BAM 5.000%, due 10/1/27	375,000	408,981
5.250%, due 10/1/44	1,205,000	1,307,283
Westmoreland County Municipal Authority, Revenue Bonds Insured: BAM 5.000%, due 8/15/38	1,115,000	1,151,668
		22,945,517
Puerto Rico — 0.1%
Puerto Rico Electric Power Authority, Revenue Bonds Series PP Insured: NATL 5.000%, due 7/1/24	25,000	25,021
Series UU Insured: AGM
3.988%, (3-Month LIBOR + 0.52%), due 7/1/29(a)	510,000	465,807
		490,828

	Principal Amount	Value
Municipal Bonds (continued)
South Carolina — 1.5%
South Carolina Public Service Authority, Revenue Bonds Insured: AGM
5.250%, due 12/1/37	$2,000,000	$2,254,336
5.750%, due 12/1/52	600,000	671,859
Spartanburg County School District No 4, General Obligation Bonds
Insured: SCSDE
5.000%, due 3/1/42	2,205,000	2,457,529
		5,383,724
South Dakota — 2.6%
Baltic School District No 49-1, General Obligation Bonds Insured: AGM 5.250%, due 12/1/47	1,780,000	1,968,228
5.500%, due 12/1/51	3,080,000	3,442,749
City of Brandon SD Water Utility Revenue, Revenue Bonds Insured: BAM 4.250%, due 8/1/42	1,470,000	1,490,264
5.500%, due 8/1/47	1,000,000	1,148,760
De Smet School District No 38-2, General Obligation Bonds Insured: BAM 5.000%, due 8/1/47	1,300,000	1,415,936
		9,465,937
Tennessee — 0.2%
Chattanooga Health Educational & Housing Facility Board, Revenue Bonds 5.000%, due 10/1/27	550,000	563,663
Texas — 12.1%
Belmont Fresh Water Supply District No 1, General Obligation Bonds Insured: BAM 4.000%, due 3/1/40	695,000	679,231
4.000%, due 3/1/43	2,280,000	2,188,578
City of Arlington TX Special Tax Revenue, Special Tax Series A Insured: AGM 5.000%, due 2/15/37	1,500,000	1,603,327
5.000%, due 2/15/48	2,000,000	2,091,799
Fort Bend County Municipal Utility District No 134, General Obligation Bonds Series B Insured: AGM 6.500%, due 3/1/28	390,000	449,622
6.500%, due 3/1/29	390,000	461,452
Galveston County Municipal Utility District No 56, General Obligation Bonds Insured: AGM 6.875%, due 6/1/29	625,000	752,290
Guadalupe-Blanco River Authority, Revenue Bonds Insured: BAM 6.000%, due 8/15/42	1,975,000	2,308,521
Harris County Municipal Utility District No 171, General Obligation Bonds Insured: BAM 7.000%, due 12/1/28	930,000	1,108,699
7.000%, due 12/1/29	905,000	1,105,506
Harris County Municipal Utility District No 423, General Obligation Bonds Series A Insured: BAM 5.000%, due 4/1/44	1,800,000	1,837,144
6.000%, due 4/1/30	350,000	386,944
6.000%, due 4/1/31	350,000	386,921
6.000%, due 4/1/32	375,000	414,396

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Insured ETF (continued)

April 30, 2023
	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Harris County Municipal Utility District No 457, General Obligation Bonds Insured: AGM 4.125%, due 3/1/47	$1,725,000	$1,582,740
Harris County Municipal Utility District No 489, General Obligation Bonds Insured: BAM
6.000%, due 9/1/27	980,000	1,094,752
6.000%, due 9/1/28	980,000	1,121,396
6.000%, due 9/1/29	705,000	824,530
Harris County Water Control & Improvement District No 158, General Obligation Bonds Insured: BAM
5.000%, due 9/1/48	1,500,000	1,553,609
7.000%, due 9/1/27	340,000	391,259
7.000%, due 9/1/28	360,000	426,609
7.000%, due 9/1/29	380,000	463,225
Harris County-Houston Sports Authority, Revenue Bonds Series A3 Insured: NATL 4.190%, due 11/15/33(c)	1,325,000	734,589
Horizon Regional Municipal Utility District, General Obligation Bonds Insured: BAM 4.000%, due 2/1/47	2,650,000	2,520,266
Kaufman County Municipal Utility District No 3, General Obligation Bonds Insured: AGM 5.000%, due 3/1/48	1,560,000	1,601,125
5.125%, due 3/1/46	1,415,000	1,462,419
Lazy Nine Municipal Utility District No 1B, General Obligation Bonds Series 1B Insured: BAM 4.125%, due 3/1/39	605,000	602,361
Lower Colorado River Authority, Revenue Bonds Insured: AGM 5.500%, due 5/15/48	1,935,000	2,181,879
Matagorda County Navigation District No 1, Revenue Bonds Series A Insured: AMBAC 4.400%, due 5/1/30	500,000	502,589
Montgomery County Municipal Utility District No 95, General Obligation Bonds Insured: BAM 5.000%, due 9/1/41	2,000,000	2,073,184
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds Series B-1 Insured: AGM 4.000%, due 7/1/30	155,000	159,404
Robstown Independent School District, General Obligation Bonds Insured: PSF-GTD 4.500%, due 2/15/38	700,000	715,948
Texas Municipal Power Agency, Revenue Bonds Insured: AGM 3.000%, due 9/1/35	1,345,000	1,239,320
Texas State Technical College, Revenue Bonds Insured: AGM 5.250%, due 8/1/36	1,015,000	1,177,911
5.500%, due 8/1/42	4,000,000	4,565,431
Williamson County Municipal Utility District No 25, General Obligation Bonds Insured: AGM 4.500%, due 8/15/44	1,190,000	1,197,351
		43,966,327

	Principal Amount	Value
Municipal Bonds (continued)
Utah — 2.2%
City of Salt Lake City UT Airport Revenue, Revenue Bonds Series A 5.000%, due 7/1/47	$2,395,000	$2,445,871
Heber Light & Power Co., Revenue Bonds Insured: BAM 5.000%, due 12/15/47	4,450,000	4,793,358
Vineyard Redevelopment Agency, Tax Allocation Insured: AGM 5.000%, due 5/1/25	615,000	638,897
		7,878,126
Washington — 1.1%
County of King WA, General Obligation Bonds 3.450%, due 1/1/46(a)(b)	3,100,000	3,100,000
Klickitat County Public Utility District No 1, Revenue Bonds Series A Insured: AGM 4.000%, due 12/1/37	750,000	777,603
		3,877,603
Wisconsin — 1.6%
City of Milwaukee WI, General Obligation Bonds Series N3 Insured: BAM 5.000%, due 4/1/30	1,770,000	1,994,971
Viroqua Area School District, General Obligation Bonds Insured: AGM 4.000%, due 3/1/40	1,390,000	1,391,902
4.000%, due 3/1/41	1,455,000	1,450,103
Whitehall School District, General Obligation Bonds Insured: AGM 5.000%, due 3/1/27	455,000	484,513
Wisconsin Center District, Revenue Bonds Series A Insured: BAM-TCRS 6.510%, due 12/15/37(c)	1,150,000	609,811
		5,931,300
Total Municipal Bonds (Cost $352,508,638)		357,061,327

	Shares
Short-Term Investment — 0.6%
Money Market Fund — 0.6%
Dreyfus Tax Exempt Cash Management — Institutional, 3.32%(d)
(Cost $2,315,775)	2,316,014	2,315,775
Total Investments — 98.9% (Cost $354,824,413)		359,377,102
Other Assets and Liabilities, Net — 1.1%		3,698,993
Net Assets — 100.0%		$363,076,095

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Insured ETF (continued)

April 30, 2023

(a)
Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2023.

(b)
Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.

(c)
The security was issued on a discount basis with no stated coupon rate. Rate shown reflects the effective yield.

(d)
Reflects the 7-day yield at April 30, 2023.

Abbreviations
AGC	—	Assured Guaranty Corp.
AGM	—	Assured Guaranty Municipal Corp.
AMBAC	—	Ambac Assurance Corp.
BAM	—	Build America Mutual Assurance Co.
BHAC	—	Berkshire Hathaway Assurance Corp.
CR	—	Custodial Receipts
FGIC	—	Financial Guaranty Insurance Co.
IBC	—	Insured Bond Certificate
ICC	—	Insured Custody Certificate
LIBOR	—	London Interbank Offered Rate
MBIA	—	MBIA Insurance Corp.
NATL	—	National Public Finance Guarantee Corp.
PSF-GTD	—	Permanent School Fund Guaranteed
SCH BD GTY	—	School Bond Guaranty Program
SCH BD RES FD	—	School Board Resolution Fund
SCSDE	—	South Carolina Department of Education
TCRS	—	Transferable Custodial Receipts

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(e)
Municipal Bonds	$—	$357,061,327	$—	$357,061,327
Short-Term Investment:
Money Market Fund	2,315,775	—	—	2,315,775
Total Investments in Securities	$2,315,775	$357,061,327	$—	$359,377,102

(e)
For a complete listing of investments and their states, see the Schedule of Investments.

For the year ended April 30, 2023, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Intermediate ETF

April 30, 2023
	Principal Amount	Value
Municipal Bonds — 98.7%
Alabama — 3.6%
Alabama Housing Finance Authority, Revenue Bonds Series A
3.875%, due 12/1/23(a)(b)	$1,500,000	$1,498,567
Series H
5.000%, due 6/1/26(a)(b)	500,000	511,585
Birmingham Airport Authority, Revenue Bonds Insured: BAM
5.000%, due 7/1/32	600,000	686,358
Black Belt Energy Gas District, Revenue Bonds
4.000%, due 12/1/49(a)(b)	600,000	600,791
4.000%, due 10/1/52(a)(b)	1,760,000	1,754,901
4.210%, (Municipal Swap Index +
0.35%), due 10/1/52(a)	900,000	867,401
5.250%, due 6/1/26	1,800,000	1,868,627
5.500%, due 11/1/53(a)(b)	1,000,000	1,064,598
Montgomery County Public Facilities Authority, Revenue Bonds Series A
4.000%, due 3/1/33	660,000	713,906
4.000%, due 3/1/35	1,220,000	1,290,043
Southeast Energy Authority A Cooperative District, Revenue Bonds
Series A-1
5.500%, due 1/1/53(a)(b)	3,000,000	3,241,130
State of Alabama, General Obligation Bonds Series A
3.000%, due 8/1/26	1,000,000	1,001,172
		15,099,079
Alaska — 0.6%
Alaska Industrial Development & Export Authority, Revenue Bonds Series A
5.000%, due 6/1/28	100,000	102,467
Alaska Municipal Bond Bank Authority, Revenue Bonds
5.000%, due 12/1/35	500,000	577,133
5.000%, due 12/1/37	650,000	729,682
5.000%, due 12/1/39	1,000,000	1,109,967
		2,519,249
Arizona — 0.7%
Arizona Industrial Development Authority, Revenue Bonds Series A
4.000%, due 11/1/39	600,000	574,070
5.000%, due 11/1/31	550,000	592,886
Series A Insured: BAM
5.000%, due 6/1/31	300,000	333,706
5.000%, due 6/1/32	325,000	361,276
City of Phoenix Civic Improvement Corp., Revenue Bonds Series A
5.000%, due 7/1/34	500,000	530,822
Maricopa County Industrial Development Authority, Revenue Bonds Series C Insured: SD CRED PROG
5.000%, due 7/1/37	300,000	312,280
		2,705,040
	Principal Amount	Value
Municipal Bonds (continued)
Arkansas — 0.1%
University of Central Arkansas, Revenue Bonds Series A Insured: AGM
5.000%, due 11/1/34	$400,000	$425,871
California — 6.8%
Bay Area Toll Authority, Revenue Bonds
Series A
2.700%, due 4/1/55(a)(b)	4,000,000	4,000,000
Benicia Unified School District, General Obligation Bonds Series C Insured: AGM
3.370%, due 8/1/23(c)	300,000	297,424
California Community Choice Financing Authority, Revenue Bonds
5.250%, due 1/1/54(a)(b)	1,650,000	1,722,581
California Health Facilities Financing Authority, Revenue Bonds
5.000%, due 11/15/49	835,000	854,942
California Municipal Finance Authority, Certificates of Participation
Insured: AGM
5.000%, due 11/1/28	250,000	269,306
5.000%, due 11/1/29	125,000	136,459
5.000%, due 11/1/30	410,000	452,680
5.000%, due 11/1/32	225,000	253,300
5.000%, due 11/1/33	1,175,000	1,319,173
California Municipal Finance Authority, Revenue Bonds
5.000%, due 5/15/31	400,000	426,842
City of Long Beach CA Airport System Revenue, Revenue Bonds Series A Insured: AGM
5.000%, due 6/1/27	200,000	218,961
Series B Insured: AGM
5.000%, due 6/1/26	250,000	267,166
5.000%, due 6/1/27	200,000	218,961
5.000%, due 6/1/29	150,000	171,795
City of San Mateo CA, Special Tax
Insured: BAM
5.250%, due 9/1/35	1,000,000	1,136,830
County of Sacramento CA Airport System Revenue, Revenue Bonds
Series B
5.000%, due 7/1/41	1,000,000	1,040,921
Fresno Unified School District, General Obligation Bonds Series B
5.000%, due 8/1/37	650,000	729,156
5.000%, due 8/1/38	500,000	555,274
Grossmont Union High School District, General Obligation Bonds Series F Insured: AGM
3.390%, due 8/1/33(c)	1,465,000	912,788
Hercules Redevelopment Agency Successor Agency, Tax Allocation
Series A Insured: AGM
5.000%, due 8/1/37	500,000	564,712
Independent Cities Finance Authority, Revenue Bonds Insured: AGM
4.000%, due 6/1/36	700,000	716,201

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Intermediate ETF (continued)

April 30, 2023
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Kelseyville Unified School District, General Obligation Bonds Series C Insured: AGM
3.400%, due 8/1/31(c)	$150,000	$113,050
3.600%, due 8/1/33(c)	35,000	24,006
Metropolitan Water District of Southern California, Revenue Bonds Series E
4.000%, (Municipal Swap Index + 0.14%), due 7/1/37(a)	1,200,000	1,195,874
Monterey Peninsula Community College District, General Obligation Bonds
3.610%, due 8/1/32(c)	975,000	717,769
Riverside County Community Facilities Districts, Special Tax Insured: AGM
4.000%, due 9/1/35	1,060,000	1,096,362
Roseville Natural Gas Financing Authority, Revenue Bonds
5.000%, due 2/15/24	560,000	562,697
Sacramento City Financing Authority, Tax Allocation Series A Insured: NATL 3.500%, due 12/1/23(c)	3,000,000	2,939,457
Sacramento City Unified School District, General Obligation Bonds
Insured: AGM
3.390%, due 7/1/24(c)	305,000	293,215
San Diego Unified School District, General Obligation Bonds Series I
5.000%, due 7/1/47	1,000,000	1,061,424
Southern California Public Power Authority, Revenue Bonds
5.000%, due 7/1/40	1,000,000	1,146,442
State of California, General Obligation Bonds
4.000%, due 9/1/32	500,000	518,106
University of California, Revenue Bonds
5.500%, due 5/15/40	1,875,000	2,258,769
Westminster School District, General Obligation Bonds Series B Insured: BAM
3.140%, due 8/1/48(c)	100,000	17,762
		28,210,405
Colorado — 2.3%
Adams State University, Revenue Bonds
Series A Insured: ST HGR ED INTERCEPT PROG
5.000%, due 5/15/35	1,125,000	1,260,082
Cherokee Metropolitan District, Revenue Bonds Insured: BAM
4.000%, due 8/1/34	200,000	213,462
City & County of Denver CO Pledged Excise Tax Revenue, Revenue Bonds
Series A
5.000%, due 8/1/42	1,500,000	1,559,000
Colorado Educational & Cultural Facilities Authority, Revenue Bonds
Insured: Moral Obligation Bond
4.000%, due 12/15/36	475,000	475,129
Series A Insured: Moral Obligation Bond
4.000%, due 7/1/36	1,000,000	1,007,070
	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Colorado Health Facilities Authority, Revenue Bonds Series A-1
4.000%, due 8/1/44	$250,000	$234,990
5.000%, due 8/1/35	105,000	111,919
Crystal Valley Metropolitan District No 2, General Obligation Bonds Series A Insured: AGM
4.000%, due 12/1/36	500,000	520,785
Gold Hill Mesa Metropolitan District No 2, General Obligation Bonds Series A
Insured: BAM
5.000%, due 12/1/28	145,000	155,625
5.000%, due 12/1/29	145,000	157,109
5.250%, due 12/1/37	200,000	218,177
Grand River Hospital District, General Obligation Bonds Insured: AGM
5.250%, due 12/1/37	425,000	449,282
Jefferson County School District, General Obligation Bonds Series R-1 Insured: BAM
4.000%, due 12/15/34	3,000,000	3,240,692
		9,603,322
Connecticut — 3.5%
City of Bridgeport CT, General Obligation Bonds Series A
5.000%, due 11/1/33	600,000	653,501
5.000%, due 9/1/38	1,250,000	1,383,062
City of Hartford CT, General Obligation Bonds Series A Insured: BAM
5.000%, due 4/1/30	100,000	100,157
City of New Britain CT, General Obligation Bonds Series A Insured: BAM
5.000%, due 3/1/30	155,000	174,380
5.000%, due 3/1/36	400,000	450,344
Series B Insured: AGM
5.250%, due 9/1/30	600,000	670,279
City of West Haven CT, General Obligation Bonds Insured: BAM
4.000%, due 9/15/27	240,000	251,370
4.000%, due 9/15/28	290,000	305,353
Connecticut State Health & Educational Facilities Authority, Revenue Bonds
Series I-1
5.000%, due 7/1/33	350,000	375,710
Series L
5.000%, due 7/1/32	1,590,000	1,649,967
State of Connecticut, General Obligation Bonds Series A
3.130%, due 1/15/24	3,000,000	2,964,477
Series A Insured: BAM
5.000%, due 4/15/34	1,875,000	2,127,569
State of Connecticut Special Tax Revenue, Revenue Bonds Series A
4.000%, due 5/1/36	500,000	521,578
4.000%, due 5/1/39	1,500,000	1,520,371
5.250%, due 7/1/40	1,000,000	1,154,818

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Intermediate ETF (continued)

April 30, 2023
	Principal Amount	Value
Municipal Bonds (continued)
Connecticut (continued)
Town of Hamden CT, General Obligation Bonds Insured: BAM
5.000%, due 8/15/32	$350,000	$398,960
		14,701,896
District of Columbia — 1.1%
District of Columbia, General Obligation Bonds Series D
5.000%, due 6/1/42	1,485,000	1,572,355
District of Columbia Housing Finance Agency, Revenue Bonds
4.000%, due 9/1/40(a)(b)	3,035,000	3,065,753
		4,638,108
Florida — 5.2%
City of Miami Beach FL Water & Sewer Revenue, Revenue Bonds Series A
4.000%, due 12/1/34	1,000,000	1,059,435
City of Pompano Beach FL, Revenue Bonds Series B-2
1.450%, due 1/1/27	250,000	219,771
City of West Palm Beach FL Utility System Revenue, Revenue Bonds Series A
5.000%, due 10/1/42	3,500,000	3,702,365
County of Miami-Dade FL Aviation Revenue, Revenue Bonds Series A
4.000%, due 10/1/38	400,000	404,772
County of Miami-Dade FL Transit System, Revenue Bonds
5.000%, due 7/1/43	4,500,000	4,969,462
County of Pasco FL, Revenue Bonds
Insured: AGM
5.250%, due 9/1/28	1,000,000	1,106,605
5.250%, due 9/1/29	1,000,000	1,125,424
Florida Development Finance Corp., Revenue Bonds
5.000%, due 2/1/34	1,405,000	1,462,932
Series A
4.000%, due 7/1/24	200,000	198,577
Florida Housing Finance Corp., Revenue Bonds Series G
4.500%, due 5/1/26(a)(b)	3,000,000	3,041,668
Fort Pierce Utilities Authority, Revenue Bonds Series A Insured: AGM
5.000%, due 10/1/27	700,000	763,127
5.000%, due 10/1/31	400,000	464,234
5.000%, due 10/1/33	200,000	233,521
5.000%, due 10/1/37	425,000	478,954
5.000%, due 10/1/39	475,000	529,276
North Springs Improvement District, Special Assessment Insured: AGM
4.000%, due 5/1/28	60,000	63,328
4.000%, due 5/1/30	45,000	48,486
Tampa Bay Water, Revenue Bonds
5.000%, due 10/1/39	1,600,000	1,825,423
		21,697,360
Georgia — 3.5%
City of Atlanta GA Water & Wastewater Revenue, Revenue Bonds
5.000%, due 11/1/38	1,000,000	1,076,865
5.000%, due 11/1/40	500,000	516,201
	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Main Street Natural Gas, Inc., Revenue Bonds Series B
4.000%, due 8/1/49(a)(b)	$2,925,000	$2,939,411
Series G
4.000%, due 4/1/48(a)(b)	5,300,000	5,303,938
Municipal Electric Authority of Georgia, Revenue Bonds Series A
5.000%, due 1/1/36	1,000,000	1,072,877
5.000%, due 1/1/38	500,000	527,337
Private Colleges & Universities Authority, Revenue Bonds
4.000%, due 4/1/39	450,000	464,784
Walton County Water & Sewer Authority, Revenue Bonds
5.250%, due 2/1/38	250,000	293,281
5.250%, due 2/1/39	425,000	496,082
5.250%, due 2/1/40	450,000	522,145
5.250%, due 2/1/41	400,000	462,124
5.250%, due 2/1/42	350,000	401,537
5.250%, due 2/1/43	425,000	486,564
		14,563,146
Guam — 0.5%
Guam Government Waterworks Authority, Revenue Bonds
5.250%, due 7/1/24	775,000	776,397
5.250%, due 7/1/33	500,000	501,497
Guam Power Authority, Revenue Bonds
Series A
5.000%, due 10/1/34	600,000	654,143
		1,932,037
Illinois — 10.3%
Carol Stream Park District, General Obligation Bonds Series C Insured: BAM
4.000%, due 11/1/26	485,000	503,498
Chicago O’Hare International Airport, Revenue Bonds Series B
5.000%, due 1/1/39	2,700,000	2,903,398
Chicago Park District, General Obligation Bonds Series C Insured: BAM
5.000%, due 1/1/27	250,000	252,678
Series D
4.000%, due 1/1/34	1,000,000	1,021,626
4.000%, due 1/1/35	645,000	653,756
Series E Insured: BAM
4.000%, due 11/15/31	500,000	511,492
City of Chicago IL, General Obligation Bonds Series A
4.000%, due 1/1/36	750,000	722,658
5.000%, due 1/1/32	1,500,000	1,621,819
5.250%, due 1/1/28	1,000,000	1,021,662
5.500%, due 1/1/40	1,000,000	1,082,682
City of Joliet IL, General Obligation Bonds Insured: BAM
5.000%, due 12/15/38	1,000,000	1,114,373
5.250%, due 12/15/39	1,000,000	1,130,474
5.250%, due 12/15/40	1,000,000	1,125,321

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Intermediate ETF (continued)

April 30, 2023
	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Cook County Township High School District No 220 Reavis, General Obligation Bonds Insured: BAM
5.000%, due 12/1/25	$600,000	$627,364
Illinois Development Finance Authority, Revenue Bonds
3.180%, due 7/15/25(c)	500,000	466,363
Illinois Finance Authority, Revenue Bonds
Series A
4.000%, due 10/1/38	2,000,000	2,000,592
5.000%, due 8/15/32	1,500,000	1,725,385
Illinois State Toll Highway Authority, Revenue Bonds Series B
5.000%, due 1/1/37	1,500,000	1,515,751
Lake County School District No 112 North Shore, General Obligation Bonds
4.000%, due 12/1/37	1,000,000	1,023,805
Macon & De Witt Counties Community Unit School District No 2 Maroa-Forsyth, General Obligation Bonds Insured: AGM
4.000%, due 12/1/31	500,000	537,179
4.000%, due 12/1/32	550,000	588,123
4.000%, due 12/1/40	1,000,000	1,007,846
Madison County Community Unit School District No 8 Bethalto, General Obligation Bonds Series B Insured: BAM
4.000%, due 12/1/31	700,000	731,231
Madison-Macoupin Etc Counties Community College District No 536, General Obligation Bonds Series A Insured: AGM
5.000%, due 11/1/32	320,000	341,764
Metropolitan Pier & Exposition Authority, Revenue Bonds Insured: NATL
5.700%, due 6/15/23	1,000,000	1,001,760
Northern Illinois University, Revenue Bonds Insured: BAM
5.000%, due 10/1/26	250,000	263,195
5.000%, due 10/1/28	650,000	704,323
5.000%, due 10/1/30	690,000	758,742
Sales Tax Securitization Corp., Revenue Bonds Series A
4.000%, due 1/1/38	1,800,000	1,787,417
5.000%, due 1/1/30	500,000	559,837
Sangamon & Morgan Counties Community Unit School District No 16 New Berlin, General Obligation Bonds
Series A Insured: AGM
5.500%, due 12/1/36	350,000	401,778
Southwestern Illinois Development Authority, Revenue Bonds
4.000%, due 4/15/31	450,000	482,129
4.000%, due 4/15/33	500,000	531,560
Series B
4.000%, due 10/15/24	165,000	166,187
State of Illinois, General Obligation Bonds
5.000%, due 2/1/26	500,000	520,713
5.500%, due 7/1/38	500,000	502,008
Series A
5.000%, due 12/1/26	780,000	823,940
	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
5.000%, due 3/1/29	$1,470,000	$1,605,476
5.000%, due 3/1/30	1,000,000	1,104,958
Series A Insured: AGM
4.125%, due 4/1/33	550,000	551,168
Series C
4.000%, due 10/1/40	475,000	456,833
Series D
5.000%, due 11/1/28	1,000,000	1,073,533
State of Illinois Sales Tax Revenue, Revenue Bonds Insured: BAM
4.000%, due 6/15/27	600,000	609,739
Town of Cicero IL, General Obligation Bonds Insured: BAM
5.000%, due 1/1/30	450,000	483,317
Union Alexander Massac Pulaski Etc Counties Community College District No 531, General Obligation Bonds
Insured: BAM
5.000%, due 12/1/25	1,175,000	1,225,621
Village of Franklin Park IL, Revenue Bonds
Series A Insured: BAM
4.000%, due 10/1/32	375,000	399,259
Village of Matteson IL, Revenue Bonds
Insured: BAM
5.000%, due 12/1/29	465,000	515,109
Village of Mundelein IL, General Obligation Bonds Insured: AGM
4.000%, due 12/15/39	100,000	101,080
Will County School District No 114 Manhattan, General Obligation Bonds
Insured: AGM
3.500%, due 1/1/26	840,000	843,187
Insured: BAM
5.000%, due 1/1/36	445,000	506,881
5.250%, due 1/1/39	555,000	626,722
		42,837,312
Indiana — 3.0%
City of Bloomington IN Waterworks Revenue, Revenue Bonds Insured: BAM
5.000%, due 7/1/39	2,690,000	2,966,825
5.000%, due 1/1/42	1,525,000	1,675,691
Greater Clark Building Corp., Revenue Bonds Insured: ST INTERCEPT
6.000%, due 7/15/34	1,000,000	1,245,716
Indiana Finance Authority, Revenue Bonds Series A
1.400%, due 8/1/29	1,000,000	882,486
5.000%, due 10/1/41	1,000,000	1,045,547
Series B
3.650%, due 5/1/28(a)(b)	2,500,000	2,499,679
Indiana Housing & Community Development Authority, Revenue Bonds
5.000%, due 10/1/26(a)(b)	2,000,000	2,049,697
MSD of Wash Township School Building Corp., Revenue Bonds
Insured: ST INTERCEPT
5.000%, due 7/15/35	225,000	251,944
		12,617,585

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Intermediate ETF (continued)

April 30, 2023
	Principal Amount	Value
Municipal Bonds (continued)
Iowa — 1.2%
City of Coralville IA, General Obligation Bonds Series A
4.000%, due 5/1/23	$520,000	$520,000
4.000%, due 5/1/24	1,305,000	1,304,358
Iowa Higher Education Loan Authority, Revenue Bonds
5.000%, due 10/1/34	300,000	322,302
5.000%, due 10/1/35	360,000	383,625
5.000%, due 10/1/36	365,000	385,598
Jesup Community School District, General Obligation Bonds Insured: AGM
5.000%, due 6/1/24	420,000	427,930
5.000%, due 6/1/25	440,000	457,438
5.000%, due 6/1/26	465,000	493,952
5.000%, due 6/1/27	490,000	532,093
		4,827,296
Kansas — 0.7%
City of Dodge City KS, General Obligation Bonds Series A Insured: AGM
5.000%, due 9/1/31	420,000	480,851
Johnson County Unified School District No 233 Olathe, General Obligation Bonds Series A
4.000%, due 9/1/36	1,700,000	1,773,136
Wyandotte County Unified School District No 500 Kansas City, General Obligation Bonds Series A
4.125%, due 9/1/37	500,000	524,640
		2,778,627
Kentucky — 0.8%
City of Berea KY, Revenue Bonds Series A
3.650%, due 6/1/32(a)(b)	600,000	600,000
Kentucky Public Energy Authority, Revenue Bonds
4.000%, due 2/1/50(a)(b)	2,325,000	2,327,429
Louisville & Jefferson County Visitors and Convention Commission, Revenue Bonds Insured: BAM
4.000%, due 6/1/36	75,000	76,269
Louisville/Jefferson County Metropolitan Government, Revenue Bonds
Series A
5.000%, due 10/1/32	500,000	525,319
		3,529,017
Louisiana — 0.4%
Cameron Parish School District No 15, General Obligation Bonds
5.000%, due 10/1/23	205,000	205,936
5.000%, due 10/1/29	290,000	321,552
City of Shreveport LA Water & Sewer Revenue, Revenue Bonds
Series C Insured: BAM
5.000%, due 12/1/31	100,000	108,425
City of Youngsville LA Sales Tax Revenue, Revenue Bonds Insured: BAM
4.000%, due 5/1/34	300,000	318,578
	Principal Amount	Value
Municipal Bonds (continued)
Louisiana (continued)
State of Louisiana, General Obligation Bonds Series A
5.000%, due 3/1/38	$490,000	$554,875
		1,509,366
Maine — 0.2%
Finance Authority of Maine, Revenue Bonds Series A-1 Insured: AGC
5.000%, due 12/1/26	155,000	163,244
Maine Health & Higher Educational Facilities Authority, Revenue Bonds
Series A Insured: AGM
5.000%, due 7/1/32	500,000	568,791
		732,035
Maryland — 1.2%
City of Baltimore MD, Revenue Bonds
Series A Insured: BAM
4.000%, due 7/1/38	900,000	924,553
Maryland Community Development Administration, Revenue Bonds
Series A
5.000%, due 9/1/42	1,000,000	1,038,536
State of Maryland, General Obligation Bonds Series A
5.000%, due 3/15/32	585,000	679,739
5.000%, due 6/1/37	2,100,000	2,450,279
		5,093,107
Massachusetts — 0.8%
Commonwealth of Massachusetts, General Obligation Bonds Series C
5.000%, due 5/1/46	1,250,000	1,343,853
Massachusetts Development Finance Agency, Revenue Bonds Series E
5.000%, due 7/1/37	500,000	509,282
Massachusetts Housing Finance Agency, Revenue Bonds Series B
0.800%, due 12/1/25	540,000	492,874
Massachusetts School Building Authority, Revenue Bonds Series B
5.000%, due 11/15/34	1,000,000	1,076,628
		3,422,637
Michigan — 3.3%
County of Genesee MI, General Obligation Bonds Insured: AGM
5.000%, due 6/1/26	190,000	201,542
5.000%, due 6/1/28	90,000	99,668
5.000%, due 6/1/30	210,000	241,174
Great Lakes Water Authority Sewage Disposal System Revenue, Revenue Bonds Series C
5.000%, due 7/1/36	1,000,000	1,050,712
Great Lakes Water Authority Water Supply System Revenue, Revenue Bonds Insured: BAM
5.000%, due 7/1/46	1,000,000	1,048,272
Michigan Finance Authority, Revenue Bonds
5.000%, due 11/1/44	1,000,000	1,016,668

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Intermediate ETF (continued)

April 30, 2023
	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Series A
5.000%, due 4/15/29	$1,000,000	$1,121,690
5.000%, due 2/15/34	235,000	254,341
Series A Class 1
4.000%, due 6/1/34	500,000	509,393
Michigan State Building Authority, Revenue Bonds
5.000%, due 4/15/41	1,175,000	1,232,696
Michigan State Housing Development Authority, Revenue Bonds
5.000%, due 12/1/25(a)(b)	1,000,000	1,015,820
Richmond Community Schools, General Obligation Bonds Series I Insured: Q-SBLF
4.000%, due 5/1/36	1,450,000	1,510,706
4.000%, due 5/1/37	2,655,000	2,742,029
State of Michigan, General Obligation Bonds Series A
3.625%, due 5/15/24	1,080,000	1,063,628
Wyoming Public Schools, General Obligation Bonds
Series III Insured: AGM
4.000%, due 5/1/41	500,000	497,192
		13,605,531
Minnesota — 0.3%
Minneapolis Special School District No 1, General Obligation Bonds
Series B Insured: SD CRED PROG
5.000%, due 2/1/31	1,250,000	1,395,255
Missouri — 2.0%
City of Kansas City MO, Revenue Bonds
Series C
5.000%, due 9/1/26	1,300,000	1,382,167
5.000%, due 9/1/28	1,000,000	1,102,674
Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds
4.000%, due 8/1/25	150,000	147,714
Hickman Mills School District, General Obligation Bonds Series C-1 Insured: BAM
5.750%, due 3/1/42	3,390,000	3,848,234
Wright City R-II School District, General Obligation Bonds Insured: AGM
6.000%, due 3/1/27	150,000	167,391
6.000%, due 3/1/29	150,000	176,482
6.000%, due 3/1/31	35,000	43,032
6.000%, due 3/1/33	500,000	632,789
6.000%, due 3/1/35	530,000	665,591
		8,166,074
Montana — 0.1%
Montana Facility Finance Authority, Revenue Bonds
5.000%, due 6/1/24	375,000	380,681
Nebraska — 1.3%
Central Plains Energy Project, Revenue Bonds
4.000%, due 12/1/49(a)(b)	1,500,000	1,506,183
	Principal Amount	Value
Municipal Bonds (continued)
Nebraska (continued)
5.000%, due 3/1/50(a)(b)	3,500,000	3,525,619
City of Kearney NE, General Obligation Bonds
4.000%, due 5/15/32	$340,000	$348,126
		5,379,928
Nevada — 0.7%
City of North Las Vegas NV, General Obligation Bonds Insured: AGM
4.000%, due 6/1/36	825,000	841,096
Clark County School District, General Obligation Bonds Series A Insured: BAM
5.000%, due 6/15/37	845,000	953,723
County of Clark NV, General Obligation Bonds Series A
4.000%, due 7/1/39	1,000,000	1,004,481
		2,799,300
New Hampshire — 0.2%
New Hampshire Business Finance Authority, Revenue Bonds Series A
4.000%, due 4/1/30	665,000	682,676
New Jersey — 2.7%
Atlantic County Improvement Authority (The), Revenue Bonds Insured: AGM
5.000%, due 7/1/32	325,000	370,974
Essex County Improvement Authority, Revenue Bonds
4.000%, due 7/15/28	415,000	416,069
New Jersey Economic Development Authority, Revenue Bonds
4.914%, due 3/1/24	1,000,000	995,781
New Jersey Educational Facilities Authority, Revenue Bonds
Series C Insured: AGM
5.000%, due 7/1/25	470,000	488,964
New Jersey Health Care Facilities Financing Authority, Revenue Bonds
Series A Insured: AGM
4.125%, due 7/1/38	290,000	288,746
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds
Series A
3.500%, due 7/1/25(a)(b)	4,000,000	3,973,704
New Jersey Transportation Trust Fund Authority, Revenue Bonds Series A
3.390%, due 12/15/26(c)	650,000	575,465
Series AA
5.000%, due 6/15/37	1,300,000	1,415,732
New Jersey Turnpike Authority, Revenue Bonds Series B
5.000%, due 1/1/42	1,000,000	1,119,286
Series D-1
4.093%, (1-Month LIBOR + 0.70%), due 1/1/24(a)	1,000,000	999,427
South Jersey Port Corp., Revenue Bonds
Series B
5.000%, due 1/1/31	500,000	526,167
		11,170,315

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Intermediate ETF (continued)

April 30, 2023
	Principal Amount	Value
Municipal Bonds (continued)
New Mexico — 0.2%
Albuquerque Metropolitan Arroyo Flood Control Authority, General Obligation Bonds
5.000%, due 8/1/27	$650,000	$714,636
New York — 7.3%
Build NYC Resource Corp., Revenue Bonds
5.000%, due 7/1/23	665,000	665,454
Camden Central School District, General Obligation Bonds Insured: BAM
4.000%, due 3/15/27	1,180,000	1,227,717
City of New York NY, General Obligation Bonds
5.250%, due 10/1/47	3,000,000	3,368,200
Series F-1
5.000%, due 6/1/34	1,090,000	1,132,974
County of Nassau NY, General Obligation Bonds Series A Insured: AGM
5.000%, due 1/1/26	1,000,000	1,062,074
Series B Insured: AGM
5.000%, due 4/1/38	1,500,000	1,675,768
Long Island Power Authority, Revenue Bonds
5.000%, due 9/1/39	600,000	607,896
Metropolitan Transportation Authority, Revenue Bonds Series A-1
5.000%, due 11/15/29	500,000	518,634
Series C
5.000%, due 11/15/38	250,000	250,469
5.000%, due 11/15/42	500,000	500,939
New York City Housing Development Corp., Revenue Bonds Series F-2A
3.400%, due 11/1/62(a)(b)	780,000	778,626
New York City Municipal Water Finance Authority, Revenue Bonds Series HH
5.000%, due 6/15/39	1,500,000	1,545,119
New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds
5.000%, due 7/15/33	150,000	167,510
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds
4.000%, due 5/1/43	215,000	211,805
Series A-1
4.000%, due 11/1/38	1,000,000	1,014,891
New York Liberty Development Corp., Revenue Bonds Insured: BAM
4.000%, due 2/15/43	2,000,000	1,977,949
Class 1
2.450%, due 9/15/69	500,000	452,041
Series A Insured: AGM
2.750%, due 11/15/41	1,070,000	832,338
New York State Dormitory Authority, Revenue Bonds Series A
4.000%, due 3/15/39	500,000	506,309
4.000%, due 3/15/41	1,500,000	1,500,156
5.000%, due 3/15/35	1,000,000	1,034,987
Series E
3.000%, due 3/15/41	500,000	420,925
	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
5.000%, due 3/15/41	$2,000,000	$2,159,038
New York State Housing Finance Agency, Revenue Bonds Series A
0.750%, due 11/1/25	285,000	260,605
New York State Thruway Authority, Revenue Bonds Series A-1
4.000%, due 3/15/43	1,165,000	1,149,274
New York State Urban Development Corp., Revenue Bonds
4.000%, due 3/15/38	650,000	658,542
Port Authority of New York & New Jersey, Revenue Bonds
5.250%, due 5/15/42	1,000,000	1,088,033
Triborough Bridge & Tunnel Authority, Revenue Bonds Insured: AGM
2.000%, due 5/15/45(a)(b)	1,345,000	1,245,273
Series B-3
5.000%, due 11/15/38	1,000,000	1,040,744
Series D-2
5.250%, due 5/15/47	1,250,000	1,408,317
		30,462,607
North Carolina — 1.8%
Charlotte-Mecklenburg Hospital Authority (The), Revenue Bonds
Series E Insured: AGM
3.450%, due 1/15/44(a)(b)	5,500,000	5,500,000
North Carolina Medical Care Commission, Revenue Bonds Series A
4.000%, due 9/1/41	1,095,000	911,210
North Carolina Turnpike Authority, Revenue Bonds
5.000%, due 2/1/24	1,000,000	1,013,534
		7,424,744
North Dakota — 0.3%
City of Grand Forks ND, Revenue Bonds
4.000%, due 12/1/37	1,250,000	1,147,966
Ohio — 2.3%
Akron Bath Copley Joint Township Hospital District, Revenue Bonds
4.000%, due 11/15/33	1,260,000	1,256,289
American Municipal Power, Inc., Revenue Bonds
5.000%, due 2/15/41	1,000,000	1,024,898
City of Toledo OH, General Obligation Bonds Insured: AGM
5.250%, due 12/1/36	1,000,000	1,146,672
5.500%, due 12/1/39	1,330,000	1,522,707
City of Upper Arlington OH, General Obligation Bonds
5.250%, due 12/1/35	750,000	788,817
Cloverleaf Local School District, Certificates of Participation Insured: BAM
5.375%, due 12/1/37	1,000,000	1,089,318
Crestview Local School District/Columbiana County, Certificates of Participation Insured: AGM
4.000%, due 12/1/37	320,000	327,741

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Intermediate ETF (continued)

April 30, 2023
	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Euclid City School District, General Obligation Bonds Series A Insured: SD CRED PROG
5.250%, due 1/15/44	$1,000,000	$1,030,969
Forest Hills Local School District, General Obligation Bonds
5.000%, due 12/1/44	630,000	638,712
State of Ohio, Revenue Bonds Series E
5.000%, due 1/15/35	500,000	539,469
		9,365,592
Oregon — 0.4%
State of Oregon, General Obligation Bonds Series F
5.000%, due 5/1/35	1,500,000	1,549,735
Pennsylvania — 2.4%
Allegheny County Sanitary Authority, Revenue Bonds
5.000%, due 12/1/40	500,000	517,900
City of Erie PA, General Obligation Bonds
Series C Insured: AGM
4.560%, due 11/15/37(c)	750,000	415,133
Delaware Valley Regional Finance Authority, Revenue Bonds
Series B Insured: AMBAC
5.700%, due 7/1/27	1,000,000	1,107,697
Indiana County Industrial Development Authority, Revenue Bonds Insured: BAM
5.000%, due 5/1/27	250,000	265,355
Lancaster County Hospital Authority, Revenue Bonds
5.000%, due 11/1/38	1,100,000	1,180,384
Lancaster Industrial Development Authority, Revenue Bonds
4.000%, due 7/1/31	100,000	90,787
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds
Series A Insured: AGC
4.068%, (3-Month LIBOR + 0.60%), due 7/1/27(a)	140,000	137,702
Pennsylvania Housing Finance Agency, Revenue Bonds
5.750%, due 10/1/53	865,000	934,578
Pennsylvania Turnpike Commission, Revenue Bonds Series A-1
5.000%, due 12/1/41	2,000,000	2,081,023
Pittsburgh Water & Sewer Authority, Revenue Bonds Insured: AGM
5.000%, due 9/1/36	1,285,000	1,452,724
Series A Insured: AGM
5.000%, due 9/1/32	550,000	625,075
West Shore School District, General Obligation Bonds
5.000%, due 11/15/43	1,000,000	1,047,558
		9,855,916
Puerto Rico — 0.4%
Puerto Rico Electric Power Authority, Revenue Bonds Series PP Insured: NATL
5.000%, due 7/1/24	25,000	25,022
	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Housing Finance Authority, Revenue Bonds
5.000%, due 3/1/27(a)(b)	$750,000	$785,021
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth, Revenue Bonds
5.000%, due 7/1/28	400,000	428,762
5.000%, due 7/1/29	425,000	462,124
		1,700,929
Rhode Island — 1.2%
Providence Public Building Authority, Revenue Bonds Series B Insured: AGM
5.000%, due 6/15/32	250,000	275,116
Rhode Island Health and Educational Building Corp., Revenue Bonds
5.000%, due 5/15/25	500,000	506,887
5.000%, due 9/1/43	1,500,000	1,505,043
Series F
5.500%, due 5/15/39	1,320,000	1,509,747
5.500%, due 5/15/41	180,000	203,835
Rhode Island Housing and Mortgage Finance Corp., Revenue Bonds
Series 77-A
5.000%, due 10/1/28	350,000	383,796
Rhode Island Infrastructure Bank, Revenue Bonds
4.000%, due 10/1/34	650,000	700,725
		5,085,149
South Carolina — 1.7%
City of Spartanburg SC Water System Revenue, Revenue Bonds Series A
5.000%, due 12/1/34	1,000,000	1,052,662
Greenville Housing Authority, Revenue Bonds
5.000%, due 10/1/26(a)(b)	1,000,000	1,029,265
South Carolina Public Service Authority, Revenue Bonds Insured: AGM
5.250%, due 12/1/37	2,000,000	2,254,336
Series B
5.000%, due 12/1/36	100,000	103,168
Spartanburg County School District No 4, General Obligation Bonds Insured: SCSDE
5.000%, due 3/1/42	2,210,000	2,463,102
		6,902,533
South Dakota — 0.1%
Baltic School District No 49-1, General Obligation Bonds Insured: AGM
4.500%, due 12/1/38	300,000	316,820
Tennessee — 1.4%
Health Educational and Housing Facility Board of the City of Memphis (The), Revenue Bonds
5.000%, due 7/1/27(a)(b)	1,305,000	1,354,039
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd, Revenue Bonds
4.000%, due 4/1/26(a)(b)	3,000,000	3,015,013

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Intermediate ETF (continued)

April 30, 2023
	Principal Amount	Value
Municipal Bonds (continued)
Tennessee (continued)
Metropolitan Government of Nashville & Davidson County TN Electric Revenue, Revenue Bonds Series A
5.000%, due 5/15/42	$1,000,000	$1,056,697
Tennessee Energy Acquisition Corp., Revenue Bonds Series B
5.625%, due 9/1/26	500,000	518,739
		5,944,488
Texas — 14.2%
Alamito Public Facility Corp., Revenue Bonds
3.500%, due 9/1/25(a)(b)	8,000,000	7,950,348
4.375%, due 3/1/41(a)(b)	500,000	499,989
Allen Independent School District, General Obligation Bonds Insured: PSF-GTD
5.000%, due 2/15/35	2,515,000	2,647,426
Arlington Higher Education Finance Corp., Revenue Bonds
Series A Insured: PSF-GTD
5.000%, due 8/15/32	2,200,000	2,582,903
Arlington Independent School District, General Obligation Bonds Insured: PSF-GTD
5.000%, due 2/15/39	1,500,000	1,567,529
Barbers Hill Independent School District, General Obligation Bonds Insured: PSF-GTD
4.000%, due 2/15/41	1,000,000	1,004,218
City of Alvin TX Water & Sewer System Revenue, Revenue Bonds Insured: AGM
5.000%, due 2/1/27	1,225,000	1,325,302
City of Amarillo TX Waterworks & Sewer System Revenue, Revenue Bonds
4.000%, due 4/1/41	1,360,000	1,351,722
City of Arlington TX Special Tax Revenue, Special Tax Series A Insured: AGM
5.000%, due 2/15/43	250,000	262,558
City of Austin TX, General Obligation Bonds
5.000%, due 9/1/23	260,000	261,528
City of Austin TX Airport System Revenue, Revenue Bonds
5.000%, due 11/15/46	1,000,000	1,031,424
City of Austin TX Electric Utility Revenue, Revenue Bonds Series A
5.000%, due 11/15/45	1,455,000	1,488,046
City of Austin TX Water & Wastewater System Revenue, Revenue Bonds
5.000%, due 5/15/23	1,100,000	1,100,687
5.000%, due 11/15/23	1,000,000	1,009,922
City of Georgetown TX Utility System Revenue, Revenue Bonds Insured: AGM
5.000%, due 8/15/26	1,000,000	1,064,802
City of San Antonio TX Electric & Gas Systems Revenue, Revenue Bonds
4.000%, due 2/1/34	250,000	254,709
5.000%, due 2/1/44	1,035,000	1,095,293
	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
City of Temple TX, Tax Allocation
Series A Insured: BAM
5.000%, due 8/1/27	$125,000	$135,176
Clifton Higher Education Finance Corp., Revenue Bonds Insured: PSF-GTD
3.000%, due 8/15/34	180,000	175,963
3.000%, due 8/15/35	250,000	237,805
County of Parker TX, General Obligation Bonds
5.000%, due 2/15/42	6,625,000	6,928,287
Edinburg Consolidated Independent School District, General Obligation Bonds Insured: PSF-GTD
5.000%, due 2/15/35	1,235,000	1,291,940
Forney Independent School District, General Obligation Bonds Insured: BAM
3.910%, due 8/15/41(c)	255,000	83,109
Fort Bend County Municipal Utility District No 215, General Obligation Bonds
Insured: BAM
4.000%, due 9/1/24	125,000	126,356
Grand Parkway Transportation Corp., Revenue Bonds
4.000%, due 10/1/37	750,000	759,779
Greater Greenspoint Redevelopment Authority, Tax Allocation Insured: AGM
4.000%, due 9/1/32	350,000	373,330
4.000%, due 9/1/33	370,000	392,362
Greater Texoma Utility Authority, Revenue Bonds Insured: AGM
5.000%, due 10/1/36	2,485,000	2,775,921
Guadalupe-Blanco River Authority, Revenue Bonds Insured: BAM
6.000%, due 8/15/42	1,980,000	2,314,365
Harris County Flood Control District, Revenue Bonds Series A
4.000%, due 10/1/38	1,265,000	1,278,577
Harris County Municipal Utility District No 423, General Obligation Bonds
Series A Insured: BAM
6.500%, due 4/1/28	300,000	336,810
6.500%, due 4/1/29	325,000	365,414
Houston Higher Education Finance Corp., Revenue Bonds
1.500%, due 10/1/23	230,000	226,442
Series A Insured: PSF-GTD
4.000%, due 2/15/39	1,915,000	1,864,632
Hutto Independent School District, General Obligation Bonds
Insured: PSF-GTD
5.000%, due 8/1/27	355,000	389,550
Laredo Independent School District, General Obligation Bonds
Insured: PSF-GTD
5.000%, due 8/1/29	650,000	741,994
Montgomery County Municipal Utility District No 95, General Obligation Bonds Insured: BAM
5.000%, due 9/1/41	560,000	580,492

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Intermediate ETF (continued)

April 30, 2023
	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
North Texas Tollway Authority, Revenue Bonds
5.000%, due 1/1/45	$1,300,000	$1,323,638
5.250%, due 1/1/38	1,000,000	1,133,497
Sabine-Neches Navigation District, General Obligation Bonds
5.250%, due 2/15/37	1,000,000	1,139,799
5.250%, due 2/15/41	2,000,000	2,229,721
Texas Municipal Gas Acquisition and Supply Corp. II, Revenue Bonds
Series C
3.902%, (3-Month LIBOR + 0.69%), due 9/15/27(a)	2,190,000	2,158,677
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds
4.000%, due 6/30/33	500,000	505,424
Texas Water Development Board, Revenue Bonds
5.000%, due 8/1/41	1,000,000	1,125,326
Series A
5.000%, due 10/15/43	1,000,000	1,064,388
Uptown Development Authority, Tax Allocation Series A
5.000%, due 9/1/35	500,000	513,434
		59,070,614
Utah — 2.3%
County of Utah UT, Revenue Bonds
5.000%, due 5/15/41	1,500,000	1,553,404
Intermountain Power Agency, Revenue Bonds
5.000%, due 7/1/41	1,000,000	1,111,834
Series A
5.000%, due 7/1/29	750,000	860,827
5.000%, due 7/1/30	500,000	583,512
State of Utah, General Obligation Bonds
Series B
3.539%, due 7/1/25	4,030,026	3,980,830
Utah Associated Municipal Power Systems, Revenue Bonds Series A
5.000%, due 9/1/31	500,000	548,896
Utah Charter School Finance Authority, Revenue Bonds Insured: BAM
4.000%, due 4/15/40	250,000	238,137
Utah Infrastructure Agency, Revenue Bonds Series A
3.000%, due 10/15/24	520,000	508,120
		9,385,560
Vermont — 0.5%
City of Burlington VT Airport Revenue, Revenue Bonds Series A
5.000%, due 7/1/26	605,000	635,408
University of Vermont and State Agricultural College, Revenue Bonds
5.000%, due 10/1/40	1,500,000	1,535,188
		2,170,596

	Principal Amount	Value
Municipal Bonds (continued)
Virginia — 0.3%
James City County Economic Development Authority, Revenue Bonds
5.000%, due 2/1/26(a)(b)	$1,000,000	$1,018,426
Norfolk Airport Authority, Revenue Bonds
5.000%, due 7/1/28	150,000	166,396
		1,184,822
Washington — 2.0%
County of King WA Sewer Revenue, Revenue Bonds Series A
4.090%, (Municipal Swap Index + 0.23%), due 1/1/40(a)	3,000,000	2,921,860
Energy Northwest, Revenue Bonds Series A
5.000%, due 7/1/38	1,000,000	1,029,756
Seattle Housing Authority, Revenue Bonds
1.000%, due 6/1/26	270,000	247,677
Spokane Public Facilities District, Revenue Bonds
5.000%, due 12/1/35	535,000	557,007
State of Washington, General Obligation Bonds Series 2020 A
5.000%, due 8/1/42	845,000	923,874
Series A-2
5.000%, due 8/1/43	1,420,000	1,591,762
Series D
5.000%, due 2/1/35	600,000	607,408
Washington State Convention Center Public Facilities District, Revenue Bonds Series B
4.000%, due 7/1/43	535,000	474,378
		8,353,722
West Virginia — 0.7%
State of West Virginia, General Obligation Bonds Series A
5.000%, due 12/1/35	585,000	655,997
West Virginia Hospital Finance Authority, Revenue Bonds
5.000%, due 9/1/39	1,500,000	1,524,267
West Virginia Parkways Authority, Revenue Bonds
5.000%, due 6/1/43	860,000	915,435
		3,095,699
Wisconsin — 2.1%
PMA Levy & Aid Anticipation Notes Program, Revenue Notes Series A
4.000%, due 8/24/23	490,000	490,297
Public Finance Authority, Revenue Bonds
4.000%, due 10/1/23	40,000	39,889
4.000%, due 10/1/24	35,000	34,658
4.000%, due 10/1/30	265,000	248,428
4.000%, due 10/1/31	390,000	361,690
4.000%, due 10/1/32	390,000	357,679
4.000%, due 10/1/33	420,000	380,795

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Intermediate ETF (continued)

April 30, 2023
	Principal Amount	Value
Municipal Bonds (continued)
Wisconsin (continued)
4.000%, due 10/1/34	$390,000	$349,456
5.000%, due 3/1/41	1,000,000	1,022,209
5.000%, due 3/1/46	3,000,000	3,050,589
Racine Unified School District, Revenue Notes
4.000%, due 8/9/23	1,500,000	1,500,181
Wisconsin Health & Educational Facilities Authority, Revenue Bonds Series A Insured: AGM
5.000%, due 2/15/33	425,000	471,809
Wisconsin Housing & Economic Development Authority Housing Revenue, Revenue Bonds
0.500%, due 11/1/50(a)(b)	235,000	221,437
		8,529,117
Total Municipal Bonds (Cost $409,707,916)		409,283,500

	Shares
Short-Term Investment — 0.1%
Money Market Fund — 0.1%
Dreyfus Tax Exempt Cash Management — Institutional, 3.32%(d) (Cost $586,916)	586,980	586,916
Total Investments — 98.8% (Cost $410,294,832)		409,870,416
Other Assets and Liabilities, Net — 1.2%		4,631,463
Net Assets — 100.0%		$414,501,879

(a)
Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2023.

(b)
Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.

(c)
The security was issued on a discount basis with no stated coupon rate. Rate shown reflects the effective yield.

(d)
Reflects the 7-day yield at April 30, 2023.

Abbreviations
AGC	—	Assured Guaranty Corp.
AGM	—	Assured Guaranty Municipal Corp.
AMBAC	—	Ambac Assurance Corp.
BAM	—	Build America Mutual Assurance Co.
LIBOR	—	London Interbank Offered Rate.
MSD	—	Metropolitan School District
NATL	—	National Public Finance Guarantee Corp.
PSF-GTD	—	Permanent School Fund Guaranteed
Q-SBLF	—	Qualified School Bond Loan Fund
SCSDE	—	South Carolina Department of Education
SD CRED PROG	—	School District Credit Enhancement Program
ST HGR ED INTERCEPT PROG	—	State Higher Education Intercept Program
ST INTERCEPT	—	State Tax Intercept

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(e)
Municipal Bonds	$—	$409,283,500	$—	$409,283,500
Short-Term Investment:
Money Market Fund	586,916	—	—	586,916
Total Investments in Securities	$586,916	$409,283,500	$—	$409,870,416

(e)
For a complete listing of investments and their states, see the Schedule of Investments.

For the year ended April 30, 2023, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ MacKay California Municipal Intermediate ETF

April 30, 2023
	Principal Amount	Value
Municipal Bonds — 96.9%
California — 86.9%
Cabrillo Community College District, General Obligation Bonds Series A
4.000%, due 8/1/32	$500,000	$537,849
California Community Choice Financing Authority, Revenue Bonds
4.000%, due 10/1/52(a)(b)	1,000,000	1,006,345
Series A1
4.000%, due 5/1/53(a)(b)	2,000,000	2,020,356
California Community Housing Agency, Revenue Bonds Series A
5.000%, due 4/1/49	500,000	415,261
California Health Facilities Financing Authority, Revenue Bonds Series C
5.000%, due 6/1/41(a)(b)	1,250,000	1,427,901
California Infrastructure & Economic Development Bank, Revenue Bonds
Series A
3.650%, due 1/1/50(a)(b)	1,000,000	997,789
Series B
3.000%, due 10/1/47(a)(b)	1,140,000	1,143,293
5.000%, due 11/1/29	800,000	925,768
California Municipal Finance Authority, Revenue Bonds
4.000%, due 7/15/29	1,000,000	973,673
Series A
2.400%, due 10/1/44(a)(b)	1,140,000	1,040,723
4.125%, due 10/1/41(a)(b)	1,000,000	1,006,653
California Public Finance Authority, Revenue Bonds Series A
4.000%, due 7/15/36	500,000	523,819
California State Public Works Board, Revenue Bonds Series A
5.000%, due 3/1/29	1,000,000	1,001,372
City of Long Beach CA Airport System Revenue, Revenue Bonds
Series A Insured: AGM
5.000%, due 6/1/32	200,000	243,126
Series B Insured: AGM
5.000%, due 6/1/32	200,000	243,126
City of Victorville CA Electric Revenue, Revenue Bonds Series A
5.000%, due 5/1/38	1,000,000	1,117,921
Compton Unified School District, General Obligation Bonds
Series B Insured: BAM
5.000%, due 6/1/29	750,000	826,403
East Bay Municipal Utility District Water System Revenue, Revenue Bonds
Series A
4.000%, due 6/1/33	1,000,000	1,028,768
East Side Union High School District, General Obligation Bonds
5.000%, due 8/1/27	800,000	803,313
Kern Community College District, General Obligation Bonds Series D
5.000%, due 8/1/32	625,000	762,962
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Kern County Water Agency Improvement District No 4, Revenue Bonds Series A Insured: AGM
5.000%, due 5/1/28	$500,000	$536,235
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Revenue Bonds Series A
5.000%, due 6/1/32	500,000	538,696
Modesto Irrigation District, Revenue Bonds Series A
5.000%, due 10/1/40	1,000,000	1,037,693
Mount Diablo Unified School District, General Obligation Bonds Series B
4.000%, due 8/1/29	1,265,000	1,378,365
Municipal Improvement Corp. of Los Angeles, Revenue Bonds Series A
5.000%, due 11/1/29	1,000,000	1,159,158
Series B
5.000%, due 11/1/30	575,000	626,994
Norman Y Mineta San Jose International Airport SJC, Revenue Bonds Series A
5.000%, due 3/1/29	1,500,000	1,632,879
Oakland Unified School District/Alameda County, General Obligation Bonds
Series A Insured: AGM
5.000%, due 8/1/31	1,000,000	1,096,363
Ontario International Airport Authority, Revenue Bonds
Series B Insured: AGM
5.000%, due 5/15/30	1,315,000	1,456,633
Orange County Sanitation District, Revenue Bonds Series A
5.000%, due 2/1/30	500,000	513,086
Peralta Community College District, General Obligation Bonds Series A
4.000%, due 8/1/39	500,000	501,549
Ravenswood City School District, General Obligation Bonds
Insured: AGM
5.250%, due 8/1/45	1,000,000	1,119,398
River Islands Public Financing Authority, Special Tax
Series A1 Insured: AGM
5.000%, due 9/1/30	350,000	406,633
5.000%, due 9/1/42	500,000	557,874
Sacramento City Unified School District, General Obligation Bonds
Insured: BAM
5.000%, due 7/1/30	655,000	771,940
San Diego County Regional Airport Authority, Revenue Bonds Series B
5.000%, due 7/1/33	1,000,000	1,116,608
San Francisco Bay Area Rapid Transit District, General Obligation Bonds
Series A
5.000%, due 8/1/33	860,000	954,923

See notes to financial statements.

Schedule of Investments — IQ MacKay California Municipal Intermediate ETF (continued)

April 30, 2023
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
San Francisco City & County Airport Comm-San Francisco International Airport, Revenue Bonds Series A
5.500%, due 5/1/28	$1,250,000	$1,251,529
San Francisco Unified School District, General Obligation Bonds Series B
4.000%, due 6/15/31	1,000,000	1,073,472
San Jose Evergreen Community College District, General Obligation Bonds Series B
4.000%, due 9/1/31	955,000	1,032,521
San Juan Unified School District, General Obligation Bonds Series N
4.000%, due 8/1/31	1,000,000	1,042,220
San Mateo Union High School District, General Obligation Bonds Series B
4.000%, due 9/1/34	455,000	488,699
South San Francisco Public Facilities Financing Authority, Revenue Bonds
Series A
5.000%, due 6/1/36	620,000	699,105
Southern California Public Power Authority, Revenue Bonds
5.000%, due 7/1/30	1,210,000	1,225,616
State of California, General Obligation Bonds
5.000%, due 4/1/29	1,000,000	1,140,719
5.000%, due 10/1/31	500,000	596,380
Torrance Unified School District, General Obligation Bonds
4.250%, due 8/1/33	1,320,000	1,370,768
University of California, Revenue Bonds
Series AI
5.000%, due 5/15/33	750,000	750,474
		44,122,951
Guam — 5.9%
Guam Power Authority, Revenue Bonds
Series A
5.000%, due 10/1/33	1,000,000	1,055,053
Territory of Guam, Revenue Bonds
Series D
5.000%, due 11/15/27	585,000	598,505
Series F
5.000%, due 1/1/30	1,250,000	1,326,605
		2,980,163

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico — 4.1%
Commonwealth of Puerto Rico, General Obligation Bonds Series A1
4.000%, due 7/1/35	$251,878	$225,288
5.375%, due 7/1/25	700,326	713,505
5.750%, due 7/1/31	971,203	1,039,615
Commonwealth of Puerto Rico, Notes
0.000%, due 11/1/51	106,795	33,774
University of Puerto Rico, Revenue Bonds Series P Insured: NATL-IBC
5.000%, due 6/1/25	120,000	120,126
		2,132,308
Total Municipal Bonds (Cost $48,666,337)		49,235,422
Short-Term Investment — 2.1%
Money Market Fund — 2.1%
Dreyfus Tax Exempt Cash Management — Institutional, 3.32%(c) (Cost $1,076,837)	1,076,945	1,076,837
Total Investments — 99.0% (Cost $49,743,174)		50,312,259
Other Assets and Liabilities, Net — 1.0%		510,295
Net Assets — 100.0%		$50,822,554

(a)
Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2023.

(b)
Adjustable-rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.

(c)
Reflects the 7-day yield at April 30, 2023.

Abbreviations
AGM	—	Assured Guaranty Municipal Corp.
BAM	—	Build America Mutual Assurance Co.
IBC	—	Insured Bond Certificate
NATL	—	National Public Finance Guarantee Corp.

See notes to financial statements.

Schedule of Investments — IQ MacKay California Municipal Intermediate ETF (continued)

April 30, 2023
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Municipal Bonds	$—	$49,235,422	$—	$49,235,422
Short-Term Investment:
Money Market Fund	1,076,837	—	—	1,076,837
Total Investments in Securities	$1,076,837	$49,235,422	$—	$50,312,259

(d)
For a complete listing of investments and their states, see the Schedule of Investments.

For the year ended April 30, 2023, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ Winslow Large Cap Growth ETF

April 30, 2023
	Shares	Value
Common Stocks — 99.6%
Communication Services — 6.9%
Alphabet, Inc., Class A*	4,917	$527,791
Alphabet, Inc., Class C*	4,335	469,133
Meta Platforms, Inc., Class A*	1,171	281,415
Total Communication Services		1,278,339
Consumer Discretionary — 14.6%
Amazon.com, Inc.*	4,410	465,034
Chipotle Mexican Grill, Inc.*	336	694,720
Hilton Worldwide Holdings, Inc.	1,491	214,734
Lululemon Athletica, Inc.*	930	353,335
McDonald’s Corp.	1,261	372,941
O’Reilly Automotive, Inc.*	335	307,299
Starbucks Corp.	2,100	240,009
Tesla, Inc.*	410	67,367
Total Consumer Discretionary		2,715,439
Consumer Staples — 4.4%
Costco Wholesale Corp.	1,033	519,826
Dollar Tree, Inc.*	2,021	310,648
Total Consumer Staples		830,474
Financials — 8.5%
Mastercard, Inc., Class A	1,565	594,747
Moody’s Corp.	722	226,073
MSCI, Inc.	459	221,445
Visa, Inc., Class A(a)	2,361	549,475
Total Financials		1,591,740
Health Care — 16.2%
Agilent Technologies, Inc.	2,065	279,663
AstraZeneca PLC ADR	2,506	183,489
Danaher Corp.	849	201,137
IDEXX Laboratories, Inc.*	447	219,995
Intuitive Surgical, Inc.*	2,247	676,841
UnitedHealth Group, Inc.	1,701	837,045
Veeva Systems, Inc., Class A*	2,233	399,886
Vertex Pharmaceuticals, Inc.*	660	224,882
Total Health Care		3,022,938
Industrials — 3.5%
Deere & Co.	255	96,395
Parker-Hannifin Corp.	851	276,473
Uber Technologies, Inc.*	9,122	283,238
Total Industrials		656,106
	Shares	Value
Common Stocks (continued)
Information Technology — 43.3%
Analog Devices, Inc.	3,005	$540,539
Apple, Inc.	7,396	1,254,953
ASML Holding NV	721	459,176
Atlassian Corp., Class A*	1,156	170,695
Gartner, Inc.*	650	196,599
Intuit, Inc.	1,124	499,000
Lam Research Corp.	864	452,805
Microsoft Corp.	7,096	2,180,317
NVIDIA Corp.	3,278	909,612
Palo Alto Networks, Inc.*	1,273	232,272
ServiceNow, Inc.*	1,403	644,566
Synopsys, Inc.*	615	228,362
Workday, Inc., Class A*	1,640	305,270
Total Information Technology		8,074,166
Materials — 2.2%
Linde PLC	1,103	407,504
Total Common Stocks (Cost $16,528,277)		18,576,706
Short-Term Investment — 1.3%
Money Market Fund — 1.3%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.82%(b)
(Cost $233,220)	233,220	233,220
Total Investments — 100.9%
(Cost $16,761,497)		18,809,926
Other Assets and Liabilities, Net — (0.9)%		(157,549)
Net Assets — 100.0%		$18,652,377

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $538,304; total market value of collateral held consisted of non-cash U.S. Treasury securities collateral having a value of $540,319.

(b)
Reflects the 7-day yield at April 30, 2023.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(c)
Common Stocks	$18,576,706	$—	$—	$18,576,706
Short-Term Investment:
Money Market Fund	233,220	—	—	233,220
Total Investments in Securities	$18,809,926	$—	$—	$18,809,926

(c)
For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2023, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ Winslow Focused Large Cap Growth ETF

April 30, 2023
	Shares	Value
Common Stocks — 100.0%
Communication Services — 4.6%
Alphabet, Inc., Class C*	2,650	$286,783
Consumer Discretionary — 9.9%
Chipotle Mexican Grill, Inc.*	168	347,360
Hilton Worldwide Holdings, Inc.	1,848	266,149
Total Consumer Discretionary		613,509
Consumer Staples — 5.8%
Costco Wholesale Corp.	343	172,604
Dollar Tree, Inc.*	1,229	188,910
Total Consumer Staples		361,514
Energy — 3.4%
Schlumberger NV	4,198	207,171
Financials — 11.4%
Mastercard, Inc., Class A	792	300,983
Moody’s Corp.	682	213,548
Visa, Inc., Class A(a)	808	188,046
Total Financials		702,577
Health Care — 14.2%
Danaher Corp.	771	182,658
Intuitive Surgical, Inc.*	800	240,976
UnitedHealth Group, Inc.	566	278,523
Veeva Systems, Inc., Class A*	964	172,633
Total Health Care		874,790
Industrials — 8.3%
Deere & Co.	713	269,528
Union Pacific Corp.	1,239	242,473
Total Industrials		512,001
Information Technology — 38.2%
Analog Devices, Inc.	1,306	234,923
Apple, Inc.	2,234	379,065
	Shares	Value
Common Stocks (continued)
Information Technology (continued)
ASML Holding NV	541	$344,541
Intuit, Inc.	418	185,571
Microsoft Corp.	1,229	377,623
NVIDIA Corp.	980	271,940
Palo Alto Networks, Inc.*	971	177,169
ServiceNow, Inc.*	451	207,198
Synopsys, Inc.*	496	184,175
Total Information Technology		2,362,205
Materials — 4.2%
Linde PLC	702	259,354
Total Common Stocks
(Cost $5,399,949)		6,179,904
Short-Term Investment — 0.7%
Money Market Fund — 0.7%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.82%(b)
(Cost $41,872)	41,872	41,872
Total Investments — 100.7%
(Cost $5,441,821)		6,221,776
Other Assets and Liabilities, Net — (0.7)%		(40,102)
Net Assets — 100.0%		$6,181,674

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $184,089; total market value of collateral held consisted of non-cash U.S. Treasury securities collateral having a value of $184,778.

(b)
Reflects the 7-day yield at April 30, 2023.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(c)
Common Stocks	$6,179,904	$—	$—	$6,179,904
Short-Term Investment:
Money Market Fund	41,872	—	—	41,872
Total Investments in Securities	$6,221,776	$—	$—	$6,221,776

(c)
For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2023, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Statements of Assets and Liabilities

April 30, 2023
	IQ Ultra Short Duration ETF	IQ MacKay ESG Core Plus Bond ETF	IQ MacKay Multi-Sector Income ETF	IQ MacKay ESG High Income ETF
Assets
Investments in securities, at value(a)	$54,378,002	$240,301,032	$24,137,942	$25,793,669
Cash	—	—	—	2,997
Foreign currency(b)	—	—	30	—
Deposits at broker for futures contracts	282,400	979,344	99,150	—
Interest receivable	368,450	1,714,332	185,264	360,853
Dividend receivable	11,799	8,547	3,386	1,615
Receivable for investments sold	—	3,299,729	416,756	—
Prepaid expenses	—	13	—	—
Due from broker	—	3,257	—	—
Securities lending income receivable	—	593	—	—
Due from advisor	19,213	39,931	5,700	13,699
Variation margin receivable	—	259,109	23,578	—
Total assets	55,059,864	246,605,887	24,871,806	26,172,833
Liabilities
Variation margin payable	41,933	—	—	—
Advisory fees payable	10,963	79,012	7,973	8,506
Trustee fees payable	1,037	1,639	225	240
Compliance fees payable	58	20	17	18
Payable for investments purchased	—	3,456,733	482,361	128,974
Cash due to custodian	—	10,365	—	—
Collateral for investments on loan	—	372,750	—	—
Accrued expenses and other liabilities	151,420	142,648	49,238	50,205
Total liabilities	205,411	4,063,167	539,814	187,943
Net Assets	$54,854,453	$242,542,720	$24,331,992	$25,984,890
Composition of Net Assets
Paid-in capital	$59,757,248	$253,630,983	$25,062,500	$25,062,500
Total distributable earnings/(accumulated loss)	(4,902,795)	(11,088,263)	(730,508)	922,390
Net Assets	$54,854,453	$242,542,720	$24,331,992	$25,984,890
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	1,150,000	11,400,000	1,000,000	1,000,000
Net Asset Value Per Share	$47.70	$21.28	$24.33	$25.98
Investments, at cost	$55,138,347	$243,498,011	$24,481,548	$25,137,641
(a) Market value of securities on loan	$—	$359,733	$—	$—
(b) Cost of foreign currency	$—	$—	$27	$—
See notes to financial statements.

Statements of Assets and Liabilities (continued)

April 30, 2023
	IQ MacKay Municipal Insured ETF	IQ MacKay Municipal Intermediate ETF	IQ MacKay California Municipal Intermediate ETF	IQ Winslow Large Cap Growth ETF
Assets
Investments in securities, at value(a)	$359,377,102	$409,870,416	$50,312,259	$18,809,926
Cash	—	1,715	—	—
Interest receivable	4,942,769	5,024,891	635,177	—
Prepaid expenses	38	36	2	—
Receivable for investments sold	—	991,280	1,525	640,201
Due from broker	—	6,669	—	—
Securities lending income receivable	—	—	—	45
Dividend receivable	—	—	—	2,248
Due from advisor	69,341	88,474	6,723	6,753
Total assets	364,389,250	415,983,481	50,955,686	19,459,173
Liabilities
Payable for investments purchased	991,529	1,148,290	—	752,816
Advisory fees payable	119,538	134,666	18,874	11,310
Trustee fees payable	3,194	2,412	3,071	77
Compliance fees payable	76	27	31	4
Due to broker	—	—	27,859	—
Accrued expenses and other liabilities	198,818	196,207	83,297	42,589
Total liabilities	1,313,155	1,481,602	133,132	806,796
Net Assets	$363,076,095	$414,501,879	$50,822,554	$18,652,377
Composition of Net Assets
Paid-in capital	$412,868,592	$433,628,265	$57,472,334	$17,192,850
Total distributable earnings/(accumulated loss)	(49,792,497)	(19,126,386)	(6,649,780)	1,459,527
Net Assets	$363,076,095	$414,501,879	$50,822,554	$18,652,377
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	14,950,000	16,950,000	2,350,000	650,000
Net Asset Value Per Share	$24.29	$24.45	$21.63	$28.70
Investments, at cost	$354,824,413	$410,294,832	$49,743,174	$16,761,497
(a) Market value of securities on loan	$—	$—	$—	$538,304
See notes to financial statements.

Statements of Assets and Liabilities (continued)

April 30, 2023
IQ Winslow Focused Large Cap Growth ETF
Assets
Investments in securities, at value(a)	$6,221,776
Dividend receivable	2,107
Securities lending income receivable	16
Due from advisor	4,291
Total assets	6,228,190
Liabilities
Advisory fees payable	3,752
Trustee fees payable	52
Compliance fees payable	4
Accrued expenses and other liabilities	42,708
Total liabilities	46,516
Net Assets	$6,181,674
Composition of Net Assets
Paid-in capital	$5,405,330
Total distributable earnings	776,344
Net Assets	$6,181,674
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	210,000
Net Asset Value Per Share	$29.44
Investments, at cost	$5,441,821
(a) Market value of securities on loan	$184,089
See notes to financial statements.

Statements of Operations

For the Year Ended April 30, 2023
	IQ Ultra Short Duration ETF	IQ MacKay ESG Core Plus Bond ETF	IQ MacKay Multi-Sector Income ETF(a)	IQ MacKay ESG High Income ETF(b)
Investment Income
Interest income	$2,599,570	$9,372,484	$957,165	$1,027,010
Dividend income	122,025	50,398	12,468	13,916
Securities lending income, net of borrower rebates	—	37,128	—	—
Total investment income	2,721,595	9,460,010	969,633	1,040,926
Expenses
Advisory fees (see Note 3)	205,833	828,150	73,659	52,841
Custodian fees	82,141	57,196	10,246	10,246
Administrative and accounting fees	39,302	66,898	16,907	16,907
Audit and tax fees	24,937	—	19,380	19,380
Listing fees	8,785	9,260	6,570	4,616
Trustee fees	6,433	16,928	1,633	1,266
Proxy fees	2,504	1,674	—	—
Compliance fees	225	490	68	54
Miscellaneous	24,935	81,868	12,087	11,173
Total expenses	395,095	1,062,464	140,550	116,483
Waivers (see Note 3)	(186,765)	(232,640)	(66,794)	(63,624)
Net expenses	208,330	829,824	73,756	52,859
Net investment income	2,513,265	8,630,186	895,877	988,067
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(5,514,067)	(6,359,385)	(375,510)	55,145
Futures contracts	2,837,109	(2,358,343)	(297,311)	—
Net realized gain (loss)	(2,676,958)	(8,717,728)	(672,821)	55,145
Net change in net unrealized appreciation (depreciation) on:
Investment securities	2,694,795	1,727,171	(343,606)	656,028
Futures contracts	(1,324,401)	1,362,184	139,509	—
Foreign currency translations	—	—	3	—
Net change in net unrealized appreciation (depreciation)	1,370,394	3,089,355	(204,094)	656,028
Net realized and unrealized gain (loss)	(1,306,564)	(5,628,373)	(876,915)	711,173
Net Increase in Net Assets Resulting From Operations	$1,206,701	$3,001,813	$18,962	$1,699,240

(a)
Commencement of operations was July 26, 2022.

(b)
Commencement of operations was October 25, 2022.

See notes to financial statements.

Statements of Operations (continued)

For the Year Ended April 30, 2023
	IQ MacKay Municipal Insured ETF	IQ MacKay Municipal Intermediate ETF	IQ MacKay California Municipal Intermediate ETF	IQ Winslow Large Cap Growth ETF(a)
Investment Income
Interest income	$11,587,423	$9,269,521	$1,458,143	$—
Dividend income*	307,392	190,723	36,830	73,553
Securities lending income, net of borrower rebates	—	—	—	384
Total investment income	11,894,815	9,460,244	1,494,973	73,937
Expenses
Advisory fees (see Note 3)	1,405,126	1,306,458	209,499	80,934
Administrative and accounting fees	108,732	96,399	55,727	17,560
Custodian fees	69,561	74,442	396	10,642
Audit and tax fees	—	—	26,209	16,571
Trustee fees	27,889	25,462	6,289	854
Proxy fees	13,736	9,479	702	—
Listing fees	8,693	8,687	8,712	9,495
Compliance fees	827	743	131	31
Miscellaneous	111,383	110,365	13,048	8,436
Total expenses	1,745,947	1,632,035	320,713	144,523
Waivers (see Note 3)	(678,322)	(642,679)	(157,172)	(79,778)
Net expenses	1,067,625	989,356	163,541	64,745
Net investment income	10,827,190	8,470,888	1,331,432	9,192
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(40,188,098)	(13,781,637)	(4,280,150)	(599,702)
In-Kind redemptions	—	—	—	307,800
Net realized loss	(40,188,098)	(13,781,637)	(4,280,150)	(291,902)
Net change in net unrealized appreciation (depreciation) on:
Investment securities	33,918,459	14,934,444	4,145,771	2,048,429
Net change in net unrealized appreciation (depreciation)	33,918,459	14,934,444	4,145,771	2,048,429
Net realized and unrealized gain (loss)	(6,269,639)	1,152,807	(134,379)	1,756,527
Net Increase in Net Assets Resulting From Operations	$4,557,551	$9,623,695	$1,197,053	$1,765,719
* Net of foreign taxes withheld of:	$—	$—	$—	$314

(a)
Commencement of operations was June 23, 2022.

See notes to financial statements.

Statements of Operations (continued)

For the Year Ended April 30, 2023
IQ Winslow Focused Large Cap Growth ETF(a)
Investment Income
Dividend income*	$36,244
Securities lending income, net of borrower rebates	131
Total investment income	36,375
Expenses
Advisory fees (see Note 3)	36,777
Administrative and accounting fees	18,868
Audit and tax fees	16,571
Custodian fees	10,642
Listing fees	9,511
Trustee fees	438
Compliance fees	17
Miscellaneous	6,490
Total expenses	99,314
Waivers (see Note 3)	(67,443)
Net expenses	31,871
Net investment income	4,504
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(4,933)
In-Kind redemptions	123,194
Net realized gain	118,261
Net change in net unrealized appreciation (depreciation) on:
Investment securities	779,955
Net change in net unrealized appreciation (depreciation)	779,955
Net realized and unrealized gain	898,216
Net Increase in Net Assets Resulting From Operations	$902,720
* Net of foreign taxes withheld of:	$347

(a)
Commencement of operations was June 23, 2022.

See notes to financial statements.

Statements of Changes in Net Assets

	IQ Ultra Short Duration ETF		IQ MacKay ESG Core Plus Bond ETF
	For the Year Ended April 30,		For the Year Ended April 30, 2023	For the Period June 29, 2021* to April 30, 2022
	2023	2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,513,265	$1,935,512	$8,630,186	$620,225
Net realized loss	(2,676,958)	(584,436)	(8,717,728)	(1,173,763)
Net change in net unrealized appreciation (depreciation)	1,370,394	(2,548,834)	3,089,355	(5,190,149)
Net increase (decrease) in net assets resulting from operations	1,206,701	(1,197,758)	3,001,813	(5,743,687)
Distributions to Shareholders	(2,553,326)	(3,738,076)	(7,861,346)	(485,043)
Capital Share Transactions
Proceeds from shares created	21,542,870	73,483,699	126,904,335	154,853,260
Cost of shares redeemed	(90,158,550)	(196,709,144)	(28,126,612)	—
Increase (Decrease) from capital share transactions	(68,615,680)	(123,225,445)	98,777,723	154,853,260
Total increase (decrease) in net assets	(69,962,305)	(128,161,279)	93,918,190	148,624,530
Net Assets
Beginning of period	124,816,758	252,978,037	148,624,530	—
End of period	$54,854,453	$124,816,758	$242,542,720	$148,624,530
Changes in Shares Outstanding
Shares outstanding, beginning of period	2,600,000	5,100,000	6,650,000	—
Shares created	450,000	1,500,000	6,050,000	6,650,000
Shares redeemed	(1,900,000)	(4,000,000)	(1,300,000)	—
Shares outstanding, end of period	1,150,000	2,600,000	11,400,000	6,650,000

*
Commencement of operations.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ MacKay Multi-Sector Income ETF	IQ MacKay ESG High Income ETF
	For the Period July 26, 2022* to April 30, 2023	For the Period October 25, 2022* to April 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$895,877	$988,067
Net realized gain (loss)	(672,821)	55,145
Net change in net unrealized appreciation (depreciation)	(204,094)	656,028
Net increase in net assets resulting from operations	18,962	1,699,240
Distributions to Shareholders	(749,470)	(776,850)
Capital Share Transactions
Proceeds from shares created	25,062,500	25,062,500
Increase from capital share transactions	25,062,500	25,062,500
Total increase in net assets	24,331,992	25,984,890
Net Assets
Beginning of period	—	—
End of period	$24,331,992	$25,984,890
Changes in Shares Outstanding
Shares outstanding, beginning of period	—	—
Shares created	1,000,000	1,000,000
Shares outstanding, end of period	1,000,000	1,000,000

*
Commencement of operations.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ MacKay Municipal Insured ETF		IQ MacKay Municipal Intermediate ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2023	2022	2023	2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,827,190	$6,090,885	$8,470,888	$2,330,230
Net realized loss	(40,188,098)	(10,757,056)	(13,781,637)	(3,056,521)
Net change in net unrealized appreciation (depreciation)	33,918,459	(34,861,360)	14,934,444	(18,537,910)
Net increase (decrease) in net assets resulting from operations	4,557,551	(39,527,531)	9,623,695	(19,264,201)
Distributions to Shareholders	(11,533,483)	(8,536,753)	(8,923,426)	(4,118,219)
Capital Share Transactions
Proceeds from shares created	305,144,317	143,724,531	254,910,174	203,706,925
Cost of shares redeemed	(300,120,575)	(174,958,650)	(71,092,939)	(75,039,781)
Increase (Decrease) from capital share transactions	5,023,742	(31,234,119)	183,817,235	128,667,144
Total increase (decrease) in net assets	(1,952,190)	(79,298,403)	184,517,504	105,284,724
Net Assets
Beginning of year	365,028,285	444,326,688	229,984,375	124,699,651
End of year	$363,076,095	$365,028,285	$414,501,879	$229,984,375
Changes in Shares Outstanding
Shares outstanding, beginning of year	14,800,000	16,150,000	9,400,000	4,650,000
Shares created	12,600,000	5,300,000	10,500,000	7,700,000
Shares redeemed	(12,450,000)	(6,650,000)	(2,950,000)	(2,950,000)
Shares outstanding, end of year	14,950,000	14,800,000	16,950,000	9,400,000
See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ MacKay California Municipal Intermediate ETF		IQ Winslow Large Cap Growth ETF
	For the Year Ended April 30, 2023	For the Period December 21, 2021* to April 30, 2022	For the Period June 23, 2022* to April 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,331,432	$262,375	$9,192
Net realized loss	(4,280,150)	(2,794,452)	(291,902)
Net change in net unrealized appreciation (depreciation)	4,145,771	(3,576,686)	2,048,429
Net increase (decrease) in net assets resulting from operations	1,197,053	(6,108,763)	1,765,719
Distributions to Shareholders	(1,397,430)	(340,640)	(6,429)
Capital Share Transactions
Proceeds from shares created	9,656,543	50,015,000	21,631,282
Cost of shares redeemed	(2,199,209)	—	(4,738,195)
Increase from capital share transactions	7,457,334	50,015,000	16,893,087
Total increase in net assets	7,256,957	43,565,597	18,652,377
Net Assets
Beginning of period	43,565,597	—	—
End of period	$50,822,554	$43,565,597	$18,652,377
Changes in Shares Outstanding
Shares outstanding, beginning of period	2,000,000	—	—
Shares created	450,000	2,000,000	830,000
Shares redeemed	(100,000)	—	(180,000)
Shares outstanding, end of period	2,350,000	2,000,000	650,000

*
Commencement of operations.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

IQ Winslow Focused Large Cap Growth ETF
For the Period June 23, 2022* to April 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,504
Net realized gain	118,261
Net change in net unrealized appreciation (depreciation)	779,955
Net increase in net assets resulting from operations	902,720
Distributions to Shareholders	(3,182)
Capital Share Transactions
Proceeds from shares created	7,638,040
Cost of shares redeemed	(2,355,904)
Increase from capital share transactions	5,282,136
Total increase in net assets	6,181,674
Net Assets
Beginning of period	—
End of period	$6,181,674
Changes in Shares Outstanding
Shares outstanding, beginning of period	—
Shares created	300,000
Shares redeemed	(90,000)
Shares outstanding, end of period	210,000

*
Commencement of operations.

See notes to financial statements.

Financial Highlights

Selected Data for a Share of Capital Stock Outstanding
	IQ Ultra Short Duration ETF
	For the Year Ended April 30,			For the Period July 31, 2019(a) to April 30, 2020
	2023	2022	2021
Net asset value, beginning of period	$48.01	$49.60	$48.91	$50.01
Income from Investment Operations
Net investment income(b)	1.40	0.49	0.51	0.74
Net realized and unrealized gain (loss)	(0.22)	(0.96)	0.97	(1.07)
Net increase (decrease) in net assets resulting from investment operations	1.18	(0.47)	1.48	(0.33)
Distributions from:
Net investment income	(1.49)	(0.51)	(0.56)	(0.75)
Net realized gain	—	(0.61)	(0.23)	(0.02)
Total distributions from net investment income and realized gains	(1.49)	(1.12)	(0.79)	(0.77)
Net asset value, end of period	$47.70	$48.01	$49.60	$48.91
Market price, end of period	$47.68	$47.94	$49.60	$48.99
Total Return
Total investment return based on net asset value(c)	2.53%	(0.97)%	3.08%	(0.68)%
Total investment return based on market price(d)	2.63%	(1.10)%	2.88%	(0.52)%(e)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$54,854	$124,817	$252,978	$149,182
Ratio to average net assets of:
Expenses net of waivers	0.24%	0.24%	0.24%	0.24%(f)
Expenses excluding waivers	0.46%	0.35%	0.33%	0.49%(f)
Net investment income	2.93%	1.00%	1.03%	2.00%(f)
Portfolio turnover rate(g)	340%	132%	185%	292%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(d)
The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(e)
Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(f)
Annualized.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ MacKay ESG Core Plus Bond ETF
	For the Year Ended April 30, 2023	For the Period June 29, 2021(a) to April 30, 2022
Net asset value, beginning of period	$22.35	$25.00
Income from Investment Operations
Net investment income(b)	0.86	0.40
Net realized and unrealized gain (loss)	(1.16)	(2.70)
Net increase (decrease) in net assets resulting from investment operations	(0.30)	(2.30)
Distributions from:
Net investment income	(0.77)	(0.32)
Net realized gain	—	(0.03)
Total distributions from net investment income and realized gains	(0.77)	(0.35)
Net asset value, end of period	$21.28	$22.35
Market price, end of period	$21.24	$22.38
Total Return
Total investment return based on net asset value(c)	(1.31)%	(9.31)%
Total investment return based on market price(d)	(1.59)%	(9.21)%(e)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$242,543	$148,625
Ratio to average net assets of:
Expenses net of waivers	0.39%	0.39%(f)
Expenses excluding waivers	0.50%	0.64%(f)
Net investment income	4.06%	2.00%(f)
Portfolio turnover rate(g)	212%	333%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(d)
The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(e)
Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(f)
Annualized.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
IQ MacKay Multi-Sector Income ETF
For the Period July 26, 2022(a) to April 30, 2023
Net asset value, beginning of period	$25.00
Income from Investment Operations
Net investment income(b)	0.90
Net realized and unrealized gain (loss)	(0.82)
Net increase (decrease) in net assets resulting from investment operations	0.08
Distributions from:
Net investment income	(0.75)
Net asset value, end of period	$24.33
Market price, end of period	$24.34
Total Return
Total investment return based on net asset value(c)	0.42%
Total investment return based on market price(d)	0.45%(e)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,332
Ratio to average net assets of:
Expenses net of waivers	0.40%(f)
Expenses excluding waivers	0.74%(f)
Net investment income	4.86%(f)
Portfolio turnover rate(g)	131%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(d)
The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(e)
Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(f)
Annualized. Certain expenses are not annualized and reflects the period presented.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
IQ MacKay ESG High Income ETF
For the Period October 25, 2022(a) to April 30, 2023
Net asset value, beginning of period	$25.00
Income from Investment Operations
Net investment income(b)	0.99
Net realized and unrealized gain (loss)	0.77
Net increase (decrease) in net assets resulting from investment operations	1.76
Distributions from:
Net investment income	(0.78)
Net asset value, end of period	$25.98
Market price, end of period	$26.03
Total Return
Total investment return based on net asset value(c)	7.12%
Total investment return based on market price(d)	7.29%(e)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,985
Ratio to average net assets of:
Expenses net of waivers	0.40%(f)
Expenses excluding waivers	0.81%(f)
Net investment income	7.48%(f)
Portfolio turnover rate(g)	30%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(d)
The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(e)
Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(f)
Annualized. Certain expenses are not annualized and reflects the period presented.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ MacKay Municipal Insured ETF
	For the Year Ended April 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$24.66	$27.51	$25.89	$25.61	$24.67
Income from Investment Operations
Net investment income(a)	0.74	0.36	0.38	0.53	0.72
Net realized and unrealized gain (loss)	(0.32)	(2.71)	1.76	0.50(b)	0.90
Net increase (decrease) in net assets resulting from investment operations	0.42	(2.35)	2.14	1.03	1.62
Distributions from:
Net investment income	(0.79)	(0.49)	(0.52)	(0.64)	(0.68)
Net realized gain	—	(0.01)	—	(0.11)	—
Total distributions from net investment income and realized gains	(0.79)	(0.50)	(0.52)	(0.75)	(0.68)
Net asset value, end of year	$24.29	$24.66	$27.51	$25.89	$25.61
Market price, end of year	$24.33	$24.65	$27.54	$26.00	$25.64
Total Return
Total investment return based on net asset value(c)	1.74%	(8.70)%	8.32%	4.05%	6.72%
Total investment return based on market price(d)	2.00%	(8.85)%	7.97%	4.36%	6.02%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$363,076	$365,028	$444,327	$88,035	$43,539
Ratio to average net assets of:
Expenses net of waivers	0.30%	0.30%	0.30%	0.30%	0.30%
Expenses excluding waivers	0.50%	0.49%	0.51%	0.57%	0.77%
Net investment income	3.08%	1.31%	1.40%	2.01%	2.89%
Portfolio turnover rate(e)	136%	80%	36%	71%	56%

(a)
Based on average shares outstanding.

(b)
Calculation of the net realized and unrealized gain (loss) per share does not correlate with the Fund’s net realized and unrealized gain (loss) presented on the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(d)
The market price total investment returns are calculated using the mean between the last bid and ask prices.

(e)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ MacKay Municipal Intermediate ETF
	For the Year Ended April 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$24.47	$26.82	$25.22	$25.61	$24.67
Income from Investment Operations
Net investment income(a)	0.63	0.28	0.47	0.53	0.69
Net realized and unrealized gain (loss)	0.00(b)(f)	(2.16)	1.73	0.16(b)	0.91
Net increase (decrease) in net assets resulting from investment operations	0.63	(1.88)	2.20	0.69	1.60
Distributions from:
Net investment income	(0.65)	(0.39)	(0.58)	(0.67)	(0.66)
Net realized gain	—	(0.08)	(0.02)	(0.41)	—
Total distributions from net investment income and realized gains	(0.65)	(0.47)	(0.60)	(1.08)	(0.66)
Net asset value, end of year	$24.45	$24.47	$26.82	$25.22	$25.61
Market price, end of year	$24.49	$24.47	$26.84	$25.22	$25.66
Total Return
Total investment return based on net asset value(c)	2.66%	(7.13)%	8.80%	2.65%	6.59%
Total investment return based on market price(d)	2.80%	(7.19)%	8.90%	2.44%	6.62%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$414,502	$229,984	$124,700	$51,708	$43,541
Ratio to average net assets of:
Expenses net of waivers	0.30%	0.30%	0.30%	0.30%	0.30%
Expenses excluding waivers	0.50%	0.51%	0.57%	0.62%	0.71%
Net investment income	2.59%	1.05%	1.78%	2.02%	2.76%
Portfolio turnover rate(e)	64%	74%	43%	77%	72%

(a)
Based on average shares outstanding.

(b)
Calculation of the net realized and unrealized gain (loss) per share does not correlate with the Fund’s net realized and unrealized gain (loss) presented on the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(d)
The market price total investment returns are calculated using the mean between the last bid and ask prices.

(e)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

(f)
Less than $0.005.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ MacKay California Municipal Intermediate ETF
	For the Year Ended April 30, 2023	For the Period December 21, 2021(a) to April 30, 2022
Net asset value, beginning of period	$21.78	$25.00
Income from Investment Operations
Net investment income(b)	0.62	0.13
Net realized and unrealized gain (loss)	(0.12)	(3.18)
Net increase (decrease) in net assets resulting from investment operations	0.50	(3.05)
Distributions from:
Net investment income	(0.65)	(0.17)
Net asset value, end of period	$21.63	$21.78
Market price, end of period	$21.65	$21.80
Total Return
Total investment return based on net asset value(c)	2.28%	(12.25)%
Total investment return based on market price(d)	2.33%	(12.17)%(e)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$50,823	$43,566
Ratio to average net assets of:
Expenses net of waivers	0.35%	0.35%(f)
Expenses excluding waivers	0.69%	0.73%(f)
Net investment income	2.86%	1.54%(f)
Portfolio turnover rate(g)	98%	86%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(d)
The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(e)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(f)
Annualized.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
IQ Winslow Large Cap Growth ETF
For the Period June 23, 2022(a) to April 30, 2023
Net asset value, beginning of period	$25.00
Income from Investment Operations
Net investment income(b)	0.02
Net realized and unrealized gain (loss)	3.69
Net increase (decrease) in net assets resulting from investment operations	3.71
Distributions from:
Net investment income	(0.01)
Net asset value, end of period	$28.70
Market price, end of period	$28.70
Total Return
Total investment return based on net asset value(c)	14.89%
Total investment return based on market price(d)	14.85%(e)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,652
Ratio to average net assets of:
Expenses net of waivers	0.60%(f)
Expenses excluding waivers	1.32%(f)
Net investment income	0.09%(f)
Portfolio turnover rate(g)	77%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(d)
The market price total investment return is calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(e)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(f)
Annualized. Certain expenses are not annualized and reflects the period presented.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
IQ Winslow Focused Large Cap Growth ETF
For the Period June 23, 2022(a) to April 30, 2023
Net asset value, beginning of period	$24.93
Income from Investment Operations
Net investment income(b)	0.02
Net realized and unrealized gain (loss)	4.50
Net increase (decrease) in net assets resulting from investment operations	4.52
Distributions from:
Net investment income	(0.01)
Net asset value, end of period	$29.44
Market price, end of period	$29.43
Total Return
Total investment return based on net asset value(c)	18.12%
Total investment return based on market price(d)	18.11%(e)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,182
Ratio to average net assets of:
Expenses net of waivers	0.65%(f)
Expenses excluding waivers	1.98%(f)
Net investment income	0.09%(f)
Portfolio turnover rate(g)	29%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(d)
The market price total investment return is calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(e)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(f)
Annualized. Certain expenses are not annualized and reflects the period presented.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Notes to Financial Statements

April 30, 2023
1. ORGANIZATION
IndexIQ Active ETF Trust (the “Trust”) was organized as a Delaware statutory trust on January 30, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of nine operational funds (collectively, the “Funds” and each, a “Fund”). The Funds are exchange-traded funds (“ETFs”), whose shares are listed on a stock exchange and traded like equity securities at market prices.
Investors may find the financial statements of any issuer whose securities represent a significant amount of the Fund’s assets on the SEC’s website (www.sec.gov).
Funds	Diversification Policy	Commencement of Operations Date
IQ Ultra Short Duration ETF	Diversified	July 31, 2019
IQ MacKay ESG Core Plus Bond ETF	Diversified	June 29, 2021
IQ MacKay Multi-Sector Income ETF	Diversified	July 26, 2022
IQ MacKay ESG High Income ETF	Diversified	October 25, 2022
IQ MacKay Municipal Insured ETF	Diversified	October 18, 2017
IQ MacKay Municipal Intermediate ETF	Diversified	October 18, 2017
IQ MacKay California Municipal Intermediate ETF	Diversified	December 21, 2021
IQ Winslow Large Cap Growth ETF	Non-diversified	June 23, 2022
IQ Winslow Focused Large Cap Growth ETF	Non-diversified	June 23, 2022
NYL Investors LLC, is the sub-advisor to the IQ Ultra Short Duration ETF; MacKay Shields LLC, is the sub-advisor to IQ MacKay ESG Core Plus Bond ETF, IQ MacKay Multi-Sector Income ETF, IQ MacKay ESG High Income ETF, IQ MacKay Municipal Insured ETF, IQ MacKay Municipal Intermediate ETF, and IQ MacKay California Municipal Intermediate ETF; and Winslow Capital Management, LLC is the sub-advisor for IQ Winslow Large Cap Growth ETF and IQ Winslow Focused Large Cap Growth ETF (collectively, the “Sub-Advisors” and each, a “Sub-Advisor”).
The Investment objective of each Fund is:
Funds	Investment Objective
IQ Ultra Short Duration ETF	Seeks to provide current income while maintaining limited price volatility.
IQ MacKay ESG Core Plus Bond ETF	Seeks total returns, while incorporating the Subadvisor’s ESG investment strategy.
IQ MacKay Multi-Sector Income ETF	Seeks to maximize current income and long-term capital appreciation.
IQ MacKay ESG High Income ETF	Seeks to maximize current income while incorporating the subadvisor’s ESG investment strategy.
IQ MacKay Municipal Insured ETF	Seeks current income exempt from federal income taxes.
IQ MacKay Municipal Intermediate ETF	Seeks current income exempt from federal income taxes.
IQ MacKay California Municipal Intermediate ETF	Seeks current income exempt from federal and California income taxes.
IQ Winslow Large Cap Growth ETF	Seeks long-term growth of capital.
IQ Winslow Focused Large Cap Growth ETF	Seeks long-term growth of capital.

Notes to Financial Statements (continued)

April 30, 2023
2. SIGNIFICANT ACCOUNTING POLICIES
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
Use of Estimates
IndexIQ Advisors LLC (the “Advisor”) makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.
Indemnification
In the normal course of business, the Funds may enter into contracts that contain a variety of representations and warranties that may provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. The Advisor believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Funds.
Investment Valuation
Each Fund issues and redeems shares on a continuous basis at Net Asset Value (“NAV”) only in large blocks of shares called “Creation Units.” The NAV is determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. The NAV of the shares of each Fund will be equal to each Fund’s total assets minus each Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to five decimal places. The consideration for purchase of a Creation Unit of shares of each Fund generally consists of a basket of securities and/or cash that the Fund specifies each day.
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the “Board”) designated the Advisor as its Valuation Designee (the “Valuation Designee”). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Fund’s and the Valuation Designee’s policies and procedures (“Valuation Procedures”) govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources.
A Fund typically values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at different prices that may be above or below the price at which the pricing service has valued the security. Amortized cost is used as a method of valuation with

Notes to Financial Statements (continued)

April 30, 2023
respect to debt obligations with sixty days or less remaining to maturity unless the Advisor determines in good faith that such method does not represent fair value.
Generally, trading in U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times. Futures contracts generally are valued at the settlement or closing price determined by the applicable exchange.
Equity securities are generally valued at the closing price of the security on the security’s primary exchange. The primary exchanges for a Fund’s foreign equity securities may close for trading at various times prior to close of regular trading on the NYSE Arca, and the value of such securities used in computing a Fund’s NAV are generally determined as of such times.
When market quotations or prices are not readily available or are deemed unreliable or not representative of an investment’s fair value, investments are valued using fair value pricing as determined in good faith by the Advisor, under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees (the “Board”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Funds’ assets and liabilities) rests with the Advisor. The Advisor may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity or other reason, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations. If a fund invests in open-end management investment companies (other than ETFs) registered under the 1940 Act, it may rely on the NAV of those companies to value the shares they hold of them. Those companies may also use fair value pricing under some circumstances.
The IQ Ultra Short Duration ETF sweeps uninvested cash balances into BlackRock Liquidity Funds T-Fund. The BlackRock Liquidity Funds T-Fund seeks to obtain as high a level of current income as is consistent with liquidity and stability of principal. The IQ MacKay ESG Core Plus Bond ETF and IQ MacKay ESG High Income ETF sweeps uninvested cash balances into the BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class (“BlackRock Liquidity Fund”). BlackRock Liquidity Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The IQ MacKay Multi-Sector Income ETF sweeps uninvested cash balances into the Dreyfus Government Cash Management Fund, Institutional Shares (“Dreyfus Government Cash Management”). The Dreyfus Government Cash Management seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The IQ MacKay Municipal Insured ETF, IQ MacKay Municipal Intermediate ETF and IQ MacKay California Municipal Intermediate ETF sweeps uninvested cash balances into the Dreyfus Tax Exempt Cash Management, Institutional Class (“Dreyfus Tax Exempt”). The Dreyfus Tax Exempt seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. The IQ Winslow Large Cap Growth ETF and IQ Winslow Focused Large Cap Growth ETF sweep uninvested cash balances into the Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class (“Dreyfus Institutional Preferred”). The Dreyfus Institutional Preferred seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.
Under normal conditions, the IQ MacKay ESG Core Plus Bond Fund invests cash collateral from securities lending activities into Dreyfus Government Cash Management. The Dreyfus Government Fund has no redemption restrictions and is valued at the daily NAV.

Notes to Financial Statements (continued)

April 30, 2023
Fair Value Measurement
Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The availability of observable inputs can vary from security to security and are affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. With respect to the valuation of Level 3 securities, the Advisor may employ a market-based valuation approach which may use related or comparable securities, recent transactions, market multiples, book values, and other relevant information to determine fair value. The Advisor may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Advisor representatives meet regularly to review and discuss the appropriateness of such fair values using more current information such as, recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events.
All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments on April 30, 2023 is disclosed at the end of each Fund’s Schedule of Investments.
Tax Information and Uncertain Tax Positions
Each Fund is treated as a separate entity for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”),

Notes to Financial Statements (continued)

April 30, 2023
applicable to regulated investment companies and to distribute all the taxable income to the shareholders of the Fund within the allowable time limits.
The Advisor evaluates each Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Advisor has analyzed each Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in each Fund’s financial statements. Each Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
The Funds have concluded that there are no tax liabilities resulting from uncertain income tax positions taken or expected to be taken.
Dividends and Distributions to Shareholders
Distributions to Shareholders are recorded on the ex-dividend date. In addition, the Funds may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profit for tax purposes are reported as a tax return of capital. Therefore, no federal, state and local income tax provisions are required.
Cash Equivalents
Cash equivalents consist of highly liquid investments, with maturities of three months or less when acquired, and are disclosed as Short-Term Investments in the Schedules of Investments.
Security Transactions
Security transactions are recorded as of the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method.
Investment Income and Expenses
Dividend income is recognized on the ex-date. Interest income is accrued daily. Distributions of realized capital gains by underlying funds are recorded as realized capital gains on the ex-date. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures. The Funds distribute substantially all their net investment income to shareholders in the form of dividends. Net investment income is distributed monthly and capital gains are typically distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. The expenses of the investment companies in which a Fund invests are not included in the amounts shown as expenses on the Statements of Operations or in the expense ratios included in the Financial Highlights.
Discounts and premiums on securities purchased, other than Short-Term Investments, for the Funds are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on

Notes to Financial Statements (continued)

April 30, 2023
the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.
Securities Lending
The Bank of New York Mellon (“BNY Mellon”) serves as the securities lending agent for IQ MacKay ESG Core Plus Bond ETF, IQ Winslow Large Cap Growth ETF and the IQ Winslow Focused Large Cap Growth ETF. A Fund may lend portfolio securities to certain creditworthy borrowers, including the Fund’s securities lending agent. It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high grade debt obligations, is maintained at all times. Cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The Fund receives compensation for lending its securities from fees paid by the borrowers of securities, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. A Fund will continue to receive dividend and interest income on securities loaned, any gain or loss in the market price of securities on loan will be accounted for by the Fund. Lending portfolio securities could result in a delay in recovering the Fund’s securities if the borrower defaults.
The Fund’s security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Fund and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by the Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower, collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. Government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, the Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. The lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, the Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.
In accordance with the securities lending agreement between the Fund and BNY Mellon, the Fund will be indemnified by BNY Mellon in the event of default of a third party Borrower.
The securities lending income earned by the Fund is disclosed on the Statements of Operations. The value of loaned securities and related collateral are shown on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. As of April 30, 2023, the cash collateral consisted of an institutional money market fund and non-cash collateral consisted of U.S. Treasury Bills, Notes, Bonds, Separate Trading of Registered Interest (“STRIPs”) and Principal of Securities and U.S. Treasury Inflation Indexed Notes and Bonds with the following maturities:
	Money Market Mutual Fund	U.S. Government Securities
Fund	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
IQ MacKay ESG Core Plus Bond ETF	$372,750	$—	$—	$—	$372,750
IQ Winslow Large Cap Growth ETF	—	—	29,201	511,118	540,319
IQ Winslow Focused Large Cap Growth ETF	—	—	9,986	174,792	184,778
The collateral amount presented is in excess of the securities on loan.
3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS
Investment Advisory Agreement
The Advisor serves as the investment advisor to each series of the Trust, and is an indirect wholly-owned subsidiary of New York Life Investment Management Holdings LLC. Under an Investment Advisory Agreement (“Advisory Agreement”) between the Advisor and the Trust, on behalf of each Fund, the Advisor provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Funds (including arranging for sub-advisory

Notes to Financial Statements (continued)

April 30, 2023
services), subject to the supervision of the Board. The Advisor is responsible for the Sub-Advisors and their management of the investment portfolios of each of the Funds.
The Advisor also: (i) supervises all non-advisory operations of the Funds; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds and the other series of the Trust. The Funds reimburse the Advisor in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to each Fund; (iii) arranges for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the records of the Funds and the other series of the Trust; and (v) provides office space and all necessary office equipment and services.
The Advisory Agreement will continue in effect with respect to the Funds from year to year provided such continuance is specifically approved at least annually by a majority of the Trustees that are not interested persons of the Trust (“Independent Trustees”).
Pursuant to the Advisory Agreement, the Funds pay the Advisor a fee, which is accrued daily and paid monthly, for services performed and the facilities furnished at an annual rate of each Fund’s average daily net assets per the table below.
Funds	Rate
IQ Ultra Short Duration ETF	0.24%
IQ MacKay ESG Core Plus Bond ETF	0.39%
IQ MacKay Multi-Sector Income ETF	0.40%
IQ MacKay ESG High Income ETF	0.40%
IQ MacKay Municipal Insured ETF	0.40%
IQ MacKay Municipal Intermediate ETF	0.40%
IQ MacKay California Municipal Intermediate ETF	0.45%
IQ Winslow Large Cap Growth ETF*	0.75%
IQ Winslow Focused Large Cap Growth ETF*	0.75%

*
The advisory fee is as follows: 0.75% on assets up to $500 million; 0.725% on assets from $500 million to $750 million; 0.71% on assets from $750 million to $1 billion; 0.70% on assets from $1 billion to $2 billion; 0.66% on assets from $2 billion to $3 billion; 0.61% on assets from $3 billion to $7 billion; 0.585% on assets from $7 billion to $9 billion; and 0.575% on assets over $9 billion. During the period ended April 30, 2023, the effective advisory fee rate was 0.75% of the Funds average daily net assets , exclusive of any applicable waivers/reimbursements.

The Advisor has entered into an Expense Limitation Agreement with the Funds under which it has contractually agreed to waive a portion of its management fee and/or reimburse expenses of each Fund, if necessary, in an amount that limits each Fund’s total annual operating expenses (exclusive of interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles dividend, interest and brokerage expenses paid on short sales, acquired fund fees and expenses, extraordinary expenses, if any, and payments, if any, under the Rule 12b-1 Plan) to not more than a specific percentage of the average daily net assets as follows:
Funds	Rate
IQ Ultra Short Duration ETF	0.24%
IQ MacKay ESG Core Plus Bond ETF	0.39%
IQ MacKay Multi-Sector Income ETF	0.40%
IQ MacKay ESG High Income ETF	0.40%
IQ MacKay Municipal Insured ETF	0.30%
IQ MacKay Municipal Intermediate ETF	0.30%
IQ MacKay California Municipal Intermediate ETF	0.35%
IQ Winslow Large Cap Growth ETF	0.60%
IQ Winslow Focused Large Cap Growth ETF	0.65%

Notes to Financial Statements (continued)

April 30, 2023
The Expense Limitation Agreements will remain in effect unless terminated by the Board of Trustees of the Funds.
As of April 30, 2023, the Advisor reimbursed the following Fund expenses:
Funds	Reimbursed Expenses
IQ Ultra Short Duration ETF	$186,765
IQ MacKay ESG Core Plus Bond ETF	232,640
IQ MacKay Multi-Sector Income ETF	66,794
IQ MacKay ESG High Income ETF	63,624
IQ MacKay Municipal Insured ETF	678,322
IQ MacKay Municipal Intermediate ETF	642,679
IQ MacKay California Municipal Intermediate ETF	157,172
IQ Winslow Large Cap Growth ETF	79,778
IQ Winslow Focused Large Cap Growth ETF	67,443
The Advisor will not recoup expenses waived/reimbursed for the year ended April 30, 2023.
Investment Sub-Advisory Agreements
The Sub-Advisors are registered investment advisors and are responsible for the day-to-day portfolio management of the Funds subject to the supervision of the Advisor and the Board. Pursuant to the terms of the respective Sub-Advisory Agreements between the Advisor and the Sub-Advisors, each Subadvisor is compensated by the Advisor. To the extent that the Advisor has agreed to waive its management fee or reimburse expenses, the Subadvisor has agreed to waive or reimburse its fee proportionately.
Distribution (12b-1 Fees)
ALPS Distributors, Inc. serves as the Funds’ distributor (the “Distributor”) pursuant to a Distribution Agreement. NYLIFE Distributors LLC has entered into a Service Agreement with the Distributor to market the Funds. The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, the Funds are authorized to pay an amount up to 0.25% of each Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of each respective Fund’s assets. The Advisor and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds.
As described in Note 4 below, the Distributor has entered into Participant Agreements with certain broker-dealers and others that allow those parties to be Authorized Participants and to subscribe for and redeem shares of the Funds. Also as described in Note 4 below, such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding, act as executing or clearing broker for investment transactions on behalf of the Funds and/or serve as counterparty to derivative transactions with each Fund.
Administrator, Custodian and Transfer Agent
The Bank of New York Mellon (“BNY Mellon”) (in each capacity, the “Administrator,” “Custodian” or “Transfer Agent”) serves as the Funds’ Administrator, Custodian and Transfer Agent pursuant to the Fund Administration and Accounting Agreement, Custody Agreement and Transfer Agency Agreement. Pursuant to these agreements, BNY Mellon provides necessary administrative, custody, transfer agency, tax, accounting services and financial reporting for the maintenance and operations of the Trust and the Funds. BNY Mellon is responsible for maintaining the books and records and calculating the daily NAV of the Funds. BNY Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Notes to Financial Statements (continued)

April 30, 2023
4. CAPITAL SHARE TRANSACTIONS
Shares are created and redeemed on a continuous basis at NAV only in groups of 50,000 shares called Creation Units. Except when aggregated in Creation Units, shares are not redeemable. Transactions in shares of the Funds are disclosed in detail in the Statements of Changes in Net Assets. Only Authorized Participants may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to create and redeem whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.
5. FEDERAL INCOME TAX
At April 30, 2023, the cost and unrealized appreciation/depreciation of investments, including applicable derivative contracts and other financial instruments as determined on a federal income tax basis were as follows:
Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
IQ Ultra Short Duration ETF	$55,173,204	$508,527	$(1,303,729)	(795,202)
IQ Mackay ESG Core Plus Bond ETF	243,614,400	3,649,249	(6,962,617)	(3,313,368)
IQ Mackay Multi-Sector Income ETF	24,442,815	308,909	(613,782)	(304,873)
IQ Mackay ESG High Income ETF	25,090,247	803,265	(99,843)	703,422
IQ Mackay Municipal Insured ETF	355,441,260	6,608,070	(2,672,228)	3,935,842
IQ Mackay Municipal Intermediate ETF	411,734,834	5,325,106	(7,189,524)	(1,864,418)
IQ Mackay California Municipal Intermediate ETF	49,838,007	871,888	(397,636)	474,252
IQ Winslow Large Cap Growth ETF	16,846,486	2,102,449	(139,009)	1,963,440
IQ Winslow Focused Large Cap Growth ETF	5,444,054	830,091	(52,369)	777,722
The differences between book and tax basis cost of investments and net unrealized appreciation (depreciation) are primarily attributable to wash sale loss deferrals and amortization of market premium.
At April 30, 2023, the components of undistributed or accumulated earnings/loss on a tax-basis were as follows:
Fund	Ordinary Income (Loss)1	Tax-Exempt Income (Loss)	Net Capital Gain (Losses)2	Net Unrealized Appreciation/ Depreciation	Total Earnings/ (Losses)
IQ Ultra Short Duration ETF	$196,584	$—	$(4,304,177)	$(795,202)	$(4,902,795)
IQ Mackay ESG Core Plus Bond ETF	1,017,386	—	(8,792,281)	(3,313,368)	(11,088,263)
IQ Mackay Multi-Sector Income ETF	103,162	—	(528,800)	(304,870)	(730,508)
IQ Mackay ESG High Income ETF	218,968	—	—	703,422	922,390
IQ Mackay Municipal Insured ETF	33,718	1,099,878	(54,861,935)	3,935,842	(49,792,497)
IQ Mackay Municipal Intermediate ETF	35,602	1,130,458	(18,428,028)	(1,864,418)	(19,126,386)
IQ Mackay California Municipal Intermediate ETF	3,170	142,104	(7,269,306)	474,252	(6,649,780)
IQ Winslow Large Cap Growth ETF	2,763	—	(506,676)	1,963,440	1,459,527
IQ Winslow Focused Large Cap Growth ETF	1,322	—	(2,700)	777,722	776,344

1
Includes late year ordinary loss, if any.

2
Amount includes the deferral of post October losses, if any.

Notes to Financial Statements (continued)

April 30, 2023
The differences between book and tax basis components of net assets are primarily attributable to wash sale loss deferrals, futures mark to market and other book and tax differences.
At April 30, 2023, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets were as follows:
Fund	Total distributable earnings/ (accumulated loss)	Paid-in capital
IQ Ultra Short Duration ETF	$—	$—
IQ Mackay ESG Core Plus Bond ETF	—	—
IQ Mackay Multi-Sector Income ETF	—	—
IQ Mackay ESG High Income ETF	—	—
IQ Mackay Municipal Insured ETF	—	—
IQ Mackay Municipal Intermediate ETF	—	—
IQ Mackay California Municipal Intermediate ETF	—	—
IQ Winslow Large Cap Growth ETF	(299,763)	299,763
IQ Winslow Focused Large Cap Growth ETF	(123,194)	123,194
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/ tax differences. Reclassifications are primarily due to the tax treatment of redemptions in-kind.
The tax character of distributions paid during the years ended April 30, 2023 and 2022 were as follows:
	2023				2022
Fund	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains	Tax Return of Capital	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains	Tax Return of Capital
IQ Ultra Short Duration ETF	$2,553,326	$—	$—	$—	$2,460,110	$—	$1,277,966	$—
IQ MacKay ESG Core Plus Bond ETF	7,861,346	—	—	—	485,043	—	—	—
IQ MacKay Multi-Sector Income ETF	749,470	—	—	—	N/A	N/A	N/A	N/A
IQ MacKay ESG High Income ETF	776,850	—	—	—	N/A	N/A	N/A	N/A
IQ MacKay Municipal Insured ETF	38,417	11,495,066	—	—	6,571	8,358,177	172,005	—
IQ MacKay Municipal Intermediate ETF	15,354	8,908,072	—	—	437,277	3,268,012	412,930	—
IQ MacKay California Municipal Intermediate ETF	8,565	1,388,865	—	—	—	340,640	—	—
IQ Winslow Large Cap Growth ETF	6,429	—	—	—	N/A	N/A	N/A	N/A
IQ Winslow Focused Large Cap Growth ETF	3,182	—	—	—	N/A	N/A	N/A	N/A
At April 30, 2023, the Funds did not have any capital losses incurred after October 31 (“Post-October Losses”) and any late year ordinary income losses within the taxable year that can arise on the first business day of the Funds’ next taxable year.
At April 30, 2023, the Funds listed below had net capital loss carryforwards for Federal income tax purposes which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses.

Notes to Financial Statements (continued)

April 30, 2023
Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until future net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that any Fund will be able to utilize all of its capital loss carryforwards before they expire. These loss carryforwards are as follows:
Fund	Utilized in Current Year	Short-Term With No Expiration	Long-Term With No Expiration
IQ Ultra Short Duration ETF	$—	$498,067	$3,806,110
IQ Mackay ESG Core Plus Bond ETF	—	6,684,514	2,107,767
IQ Mackay Multi-Sector Income ETF	—	434,119	94,681
IQ Mackay ESG High Income ETF	—	—	—
IQ Mackay Municipal Insured ETF	—	27,126,806	27,735,129
IQ Mackay Municipal Intermediate ETF	—	9,976,967	8,451,061
IQ Mackay California Municipal Intermediate ETF	—	7,269,100	206
IQ Winslow Large Cap Growth ETF	—	506,676	—
IQ Winslow Focused Large Cap Growth ETF	—	2,700	—
6. OTHER AFFILIATED PARTIES AND TRANSACTIONS
For the purposes of the financial statements, the Funds assume the following to be holdings by affiliates. As of April 30, 2023, affiliated transactions, if any, are listed at the end of the Fund’s respective Schedule of Investments.
The Advisor is an affiliate of New York Life Investment Management LLC (“NYLIM”) and of New York Life Insurance & Annuity Corporation (“NYLIAC”). The following tables reflect shares of a Fund beneficially owned by NYLIM or NYLIAC or funds or accounts managed by NYLIM or NYLIAC where such holdings exceed 5% of the shares of the Fund. As of April 30, 2023, NYLIM and NYLIAC, or fund or accounts managed by NYLIM or NYLIAC, were not known to own beneficially greater than 5% of the shares of any Fund except as set forth below.
New York Life Insurance & Annuity Corporation
Fund	% of Ownership
IQ MacKay California Municipal Intermediate ETF	42.6%
New York Life Investment Management LLC
Fund	% of Ownership
IQ MacKay ESG Core Plus Bond ETF	97.1%
IQ MacKay Multi-Sector Income ETF	99.0%
IQ MacKay ESG High Income ETF	99.0%
IQ MacKay California Municipal Intermediate ETF	41.7%
IQ Winslow Large Cap Growth ETF	98.1%
IQ Winslow Focused Large Cap Growth ETF	95.2%

Notes to Financial Statements (continued)

April 30, 2023
7. INVESTMENT TRANSACTIONS
Purchases and sales of investments (excluding short-term investments) for the year ended April 30, 2023 are as follows:
Fund	Purchases	Sales	Purchases In-Kind	Sales In-Kind
IQ Ultra Short Duration ETF	$261,252,092	$320,210,698	$—	$—
IQ MacKay ESG Core Plus Bond ETF	540,386,703	443,199,943	—	—
IQ MacKay Multi-Sector Income ETF	52,131,536	27,944,758	—	—
IQ MacKay ESG High Income ETF	31,616,052	7,325,240	—	—
IQ MacKay Municipal Insured ETF	478,225,140	463,847,494	—	—
IQ MacKay Municipal Intermediate ETF	387,700,570	202,128,586	—	—
IQ MacKay California Municipal Intermediate ETF	52,436,535	43,682,626	—	—
IQ Winslow Large Cap Growth ETF	9,497,389	9,405,641	21,402,929	4,674,498
IQ Winslow Focused Large Cap Growth ETF	1,687,905	1,632,624	7,530,211	2,303,803
8. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts
The Funds entered into futures contracts to help manage the duration and yield curve position of the Funds while minimizing the exposure to wide bid/ask spreads in traditional bonds. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). A Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, a Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. A Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of a Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.
Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objective. A Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to a Fund, potentially resulting in a loss. A Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. As of April 30, 2023, the open futures contracts for IQ Ultra Short Duration ETF, IQ MacKay Multi-Sector Income ETF and IQ MacKay ESG Core Plus Bond ETF are shown in the Schedule of Investments.

Notes to Financial Statements (continued)

April 30, 2023
Quantitative Disclosure of Derivative Holding
The following tables show additional disclosures related to each Fund’s derivative and holding activities, including how such activities are accounted for and their effect in each Fund’s financial positions, performance and cash flows.
The fair value of derivative instruments reflected on the Statements of Assets and Liabilities were as follows:
Assets Derivatives
Interest Risk
IQ Ultra Short Duration ETF
Unrealized appreciation on futures contracts1	$1,425
IQ MacKay ESG Core Plus Bond ETF
Unrealized appreciation on futures contracts1	$1,105,207
IQ MacKay Multi-Sector Income ETF
Unrealized appreciation on futures contracts1	$139,509
Liability Derivatives
Interest Risk
IQ Ultra Short Duration ETF
Unrealized depreciation on futures contracts1	$364,229
IQ MacKay ESG Core Plus Bond ETF
Unrealized depreciation on futures contracts1	$9,022
IQ MacKay Multi-Sector Income ETF
Unrealized depreciation on futures contracts1	$—

1
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedules of Investments. Only unsettled variation margin is reported within the Statements of Assets and Liabilities.

Transactions in derivative instruments reflected on the Statements of Operations during the year ended April 30, 2023 were as follows:
Interest Risk
IQ Ultra Short Duration ETF
Realized gain (loss)
Futures contracts	$2,837,109
Changes in Unrealized appreciation (depreciation)
Futures contracts	$(1,324,401)
IQ MacKay ESG Core Plus Bond ETF
Realized gain (loss)
Futures contracts	$(2,358,343)
Changes in Unrealized appreciation (depreciation)
Futures contracts	$1,362,184
IQ MacKay Multi-Sector Income ETF
Realized gain (loss)
Futures contracts	$(297,311)
Changes in Unrealized appreciation (depreciation)
Futures contracts	$139,509

Notes to Financial Statements (continued)

April 30, 2023
For the year ended April 30, 2023, the monthly average notional value of the futures contracts held by the Fund were as follows:
	Average Notional Value
	IQ Ultra Short Duration ETF	IQ MacKay ESG Core Plus Bond ETF	IQ MacKay Multi-Sector Income ETF
Asset Derivatives
Futures contracts	$260,919	$22,880,692	$2,892,040
Liability Derivatives
Futures contracts	$(41,207,365)	$(340,664)	$—
9. RISKS INVOLVED WITH INVESTING IN THE FUNDS
The Funds are subject to the principal risks described below, some or all of these risks may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. As with any investment, an investment in a Fund could result in a loss or the performance of a Fund could be inferior to that of other investments.
Bond Insurance Risk
Insured municipal bonds are covered by insurance policies that guarantee the timely payment of principal and interest. The insurance does not guarantee the market value of an insured security, or a Fund’s share price or distributions. Shares of a Fund are not insured. Market conditions or changes to ratings criteria could adversely impact municipal bond insurers, which could adversely impact the value of the insured municipal bond or the ability of the insurer to pay any claims due. Consolidation among municipal bond insurers could increase a Fund’s exposure to one or more individual municipal bond insurers and reduce the supply of municipal bonds.
California State Specific Risk1
Investments in municipal bonds issued by, or on behalf of, the State of California, and its political subdivisions, agencies and instrumentalities, will be impacted by events in California that may affect the value of the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. Any deterioration of California’s fiscal situation and economic situation of its municipalities could cause greater volatility and increase the risk of investing in California.
Corporate Bonds Risk
Corporate bonds are debt obligations issued by corporations. Corporate bonds are generally used by corporations to borrow money from investors. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Credit Risk
Debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal when due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations.

1
Applies to IQ MacKay California Municipal Intermediate ETF.

Notes to Financial Statements (continued)

April 30, 2023
Debt Securities Risk
Debt securities most frequently trade in institutional round lot size transactions. If the Fund purchases bonds in amounts less than the institutional round lot size, which are frequently referred to as “odd” lots, the odd lot size positions may have more price volatility than institutional round lot size positions. The Fund uses a third-party pricing service to value bond holdings and the pricing service values bonds assuming orderly transactions of an institutional round lot size.
Derivatives Risk
Derivative strategies may expose a Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, a Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of a Fund.
Equity Securities Risk
The prices of equity securities are responsive to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic, stock market, industry and company conditions and the risk inherent in the portfolio manager’s ability to anticipate such changes that can adversely affect the value of a Fund’s holdings. Opportunity for greater gain may come with greater risk of loss.
ESG Investing Style Risk2
A Fund seeks exposure to the securities of companies meeting environmental, social and corporate governance investing criteria. A Fund excludes or limits exposure to securities of certain issuers for non-financial reasons, and a Fund may forgo some market opportunities available to funds that do not use these criteria. The application of ESG investing criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. ESG investing is subjective by nature, and therefore offers no guarantee that the ESG criteria utilized by the Subadvisor will accurately provide exposure to issuers meeting environmental, social and corporate governance criteria or any judgment exercised by the Subadvisor will reflect the beliefs or values of any particular investor. In addition, ESG investing is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the factors relevant to a particular investment.
High Yield Securities Risk
High yield securities generally offer a higher current yield than the yield available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.”
Income Risk
A Fund’s income may decline when interest rates fall. This decline can occur because a Fund may subsequently invest in lower-yielding bonds when bonds in its portfolio mature or the Fund otherwise needs to purchase additional bonds.

2
Applies to IQ MacKay ESG Core Plus Bond ETF and IQ MacKay ESG High Income ETF.

Notes to Financial Statements (continued)

April 30, 2023
Interest Rate Risk
An increase in interest rates may cause the value of debt securities held by a Fund to decline. Interest rates in the United States are near historic lows, which may increase a Fund’s exposure to risks associated with rising interest rates. Interest rates may rise significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the bond markets, making it more difficult for a Fund to sell its bond holdings at a time when the Fund might wish to sell.
Large Transaction Risks
From time to time, a Fund may receive large purchase or redemption orders from affiliated or unaffiliated funds or other investors. Such large transactions could have adverse effects on a Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund’s transaction costs.
LIBOR Replacement Risk
A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize floating rates, such as the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and will cease publication of a majority of U.S. dollar LIBOR settings on a representative basis on June 30, 2023.
Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”)). Various financial industry groups have been planning for the discontinuation of LIBOR and markets have been developing in response to these new rates, but questions around the liquidity of the new rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. There are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the discontinuation nor its ultimate outcome is fully known.
Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that were tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilized LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund’s performance.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value.
While the transition away from LIBOR is nearly complete with no material adverse effect to the Funds’ performance, it is difficult to predict the full impact of the discontinuation of LIBOR on a Fund.
Liquidity Risk
Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce a Fund’s returns because the Fund may be unable to transact at advantageous times or prices. Decreased liquidity in the bond markets also may make it more difficult to value some or all of a Fund’s bond holdings. The market for municipal bonds may be less liquid than for taxable bonds.
Market Disruption Risk
In late February 2022, the Russian military invaded the Ukraine, which amplified existing geopolitical tensions among Russia, Ukraine, Europe, and many other countries including the U.S. and other members of the North

Notes to Financial Statements (continued)

April 30, 2023
Atlantic Treaty Organization (“NATO”). In response, various countries, including the U.S., the United Kingdom, and members of the European Union issued broad-ranging economic sanctions against Russia, Russian companies and financial institutions, Russian individuals and others. Additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) and other actions against Russia in light of Russia’s invasion of Ukraine will adversely impact the economies of Russia and Ukraine. Certain sectors of each country’s economy may be particularly affected, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors. Further, a number of large corporations and U.S. and foreign governmental entities have announced plans to divest interests or otherwise curtail business dealings in Russia or with certain Russian businesses. These events have resulted in (and may continue to result in) a loss of liquidity and value of Russian and Ukrainian securities and, in some cases, a complete inability to trade or settle trades in certain Russian securities. Further actions are likely to be taken by the international community, including governments and private corporations, that will adversely impact the Russian economy in particular. Such actions may include boycotts, tariffs, and purchasing and financing restrictions on Russia’s government, companies and certain individuals, or other unforeseeable actions. The ramifications of the hostilities and sanctions also may negatively impact other regional and global economic markets (including Europe and the U.S.), companies in other countries (particularly those that have done business with Russia) and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and precious metals. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility and have severe negative consequences for regional and global markets, industries and companies in which the Fund invests. Moreover, the extent and duration of the Ukrainian invasion or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on a Fund’s performance and the value of an investment in the Fund.
Market Risk
The market price of investments owned by a Fund may go up or down, sometimes rapidly or unpredictably. Investments may decline in value due to factors affecting markets generally or particular segments of the market. Market risks include political, regulatory, market and economic developments, and geopolitical and other events, including war, terrorism, trade disputes, natural disasters, the spread of infectious illnesses, epidemics and pandemics, environmental and other public health crises. Such events, and governments’ reactions to such events, may result in disruptions in the U.S. and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on a Fund and its investments.
Mortgage-Related and Other Asset-Backed Securities Risk
Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities (such as collateralized debt and loan obligations) generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security’s value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.
Municipal Bond Risk
A Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If a Fund concentrates its investments in this manner, it assumes the legal and

Notes to Financial Statements (continued)

April 30, 2023
economic risks relating to such projects and this may have a significant impact on a fund’s investment performance. In addition, a Fund may invest more heavily in bonds from certain cities, states, territories, or regions than others, which may increase the Funds’ exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states, territories or regions. Certain of the issuers in which the Funds may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. A Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).
Municipal bond proceeds could provide positive social or environmental benefits which could cause it to perform differently compared to funds that do not have such a policy. Investing in securities whose use of proceeds provide positive social or environmental benefits may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities when it might be otherwise disadvantageous for it to do so. The positive social or environmental impact of a municipal bond’s proceeds is made at the time of purchase and the actual use of proceeds by the issuer could vary over time, which could cause the Fund to be invested in bonds that do not comply with the Fund’s approach towards considering social or environmental characteristics. The factors considered in evaluating whether a security has positive social or environmental benefits may change over time. There are significant differences in interpretations of what it means to promote positive social or environmental benefits. While its definitions are reasonable, the portfolio decisions it makes may differ with other’s views.
Municipal bonds most frequently trade in institutional round lot size transactions. Until a Fund grows significantly in size, a Fund expects to purchase a significant number of bonds in amounts less than the institutional round lot size, which are frequently referred to as “odd” lots. Odd lot size positions may have more price volatility than institutional round lot size positions. The Funds use a third-party pricing service to value bond holdings and the pricing service values bonds assuming orderly transactions of an institutional round lot size.
New Fund Risk3
Certain funds are new funds. There can be no assurance that a Fund will grow to or maintain an economically viable size. Like other new funds, large inflows and outflows may impact a Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.
Trading Price Risk
Although it is expected that generally the market price of a Fund’s Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly. During periods of market stress shares of a Fund may also experience significantly wider “bid/ask” spreads and premiums and discounts between a Fund’s net asset value and market price.
U.S. Tax Treatment Risk
Income from municipal bonds held by a Fund could be declared taxable because of unfavorable changes in tax law, adverse interpretations by the U.S. Internal Revenue Service or noncompliant conduct of a bond issuer. In addition, a portion of a Fund’s otherwise tax-exempt dividends may be taxable to shareholders subject to the U.S. federal alternative minimum tax.
10. SUBSEQUENT EVENTS
The Advisor has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that there are no material subsequent events that would require disclosure.

3
Applies to IQ MaKay Multi-Sector Income ETF, IQ MacKay ESG High Income ETF, IQ Winslow Large Cap Growth ETF and IQ Winslow Focused Large Cap Growth ETF.

Report of Independent Registered Public Accounting Firm

April 30, 2023
To the Board of Trustees of IndexIQ Active ETF Trust and Shareholders of each of the nine funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (nine of the funds constituting IndexIQ Active ETF Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
IQ Ultra Short Duration ETF(1)	IQ MacKay Municipal Intermediate ETF(1)
IQ MacKay ESG Core Plus Bond ETF(2)	IQ MacKay California Municipal Intermediate ETF(5)
IQ Mackay Multi-Sector Income ETF(3)	IQ Winslow Large Cap Growth ETF(6)
IQ Mackay ESG High Income ETF(4)	IQ Winslow Focused Large Cap Growth ETF(6)
IQ MacKay Municipal Insured ETF(1)
(1) Statement of operations for the year ended April 30, 2023 and statement of changes in net assets for the years ended April 30, 2023 and 2022

(2)
Statement of operations for the year ended April 30, 2023, and statement of changes in net assets for the year ended April 30, 2023 and the period June 29, 2021 (commencement of operations) through April 30, 2022

(3) Statement of operations and statement of changes in net assets for the period July 26, 2022 (commencement of operations) through April 30, 2023
(4) Statement of operations and statement of changes in net assets for the period October 25, 2022 (commencement of operations) through April 30, 2023

(5)
Statement of operations for the year ended April 30, 2023, and statement of changes in net assets for the year ended April 30, 2023 and the period December 21, 2021 (commencement of operations) through April 30, 2022

(6) Statement of operations and statement of changes in net assets for the period June 23, 2022 (commencement of operations) through April 30, 2023
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Report of Independent Registered Public Accounting Firm  (continued)

April 30, 2023
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
June 22, 2023
We have served as the auditor of one or more investment companies in the IndexIQ Complex since 2015.

Liquidity Risk Management Program (unaudited)

April 30, 2023
In compliance with Rule 22e-4 under the Investment Company Act of 1940, the funds of IndexIQ Active ETF Trust (the “Funds”) have adopted and implemented a liquidity risk management program (the “Program”), which IndexIQ Advisors LLC believes is reasonably designed to assess and manage the Funds’ liquidity risk. The Board of Trustees (the “Board”) designated IndexIQ Advisors LLC as administrator of the Program (the “Administrator”). The Program Administrator’s Portfolio Oversight Committee acts as the Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 30, 2023, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy, and effectiveness of implementation for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that: (i) the Program operated effectively to assess and manage the Funds’ liquidity risk; (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments; and (iii) each Fund’s investment strategy continues to be appropriate for an open-end fund.
In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as: (i) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (ii) each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; (iii) each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources; (iv) the relationship between each Fund’s portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (v) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to each Fund’s sub-adviser, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account each Fund’s reasonably anticipated trade size, various market, trading, and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (“HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review, and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There were no material changes to the Program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

Supplemental Information (unaudited)

April 30, 2023
For Federal individual income tax purposes, certain dividends paid for the fiscal year ended April 30, 2023 are attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.
IQ MacKay Municipal Insured ETF	99.42%
IQ MacKay Municipal Intermediate ETF	99.48%
IQ MacKay California Municipal Intermediate ETF	99.43%
For the year ended April 30, 2023, the following Funds report the maximum amount allowable but not less than amounts shown as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.
IQ Ultra Short Duration ETF	77.95%
IQ Mackay ESG High Income ETF	87.21%
Qualified Dividend Income — Certain dividends paid by the fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended April 30, 2023 taxed at a maximum rate of 20% is as follows:
IQ Winslow Large Cap Growth ETF	100.00%
IQ Winslow Focused Large Cap Growth ETF	100.00%
Dividends Received Deduction — For corporate shareholders, the percentage of ordinary income distributions for the year ended April 30, 2023 that qualifies for the dividends received deduction is as follows:
IQ Winslow Large Cap Growth ETF	100.00%
IQ Winslow Focused Large Cap Growth ETF	100.00%

In January 2024, you will be advised on IRS Form 1099 DIV as to the Federal tax status of the distributions received by you in calendar year 2023.

Board Review of Investment Advisory Agreements (unaudited)

Approval Relating to the IQ CBRE Real Assets ETF (the “New Fund”)
The Board (the members of which are referred to as “Trustees”) met in person on March 30, 2023, to consider the approval of an amendment to the Investment Advisory Agreement (the “Advisory Agreement Amendment”) and a new Subadvisory Agreement (the “Subadvisory Agreement”), each with respect to the New Fund. The Board noted that the Advisory Agreement Amendment was between the Trust and IndexIQ Advisors LLC (“IndexIQ” or the “Advisor”), while the Subadvisory Agreement was between the Advisor and CBRE Investment Management Listed Real Assets LLC (“CBRE” or the “Sub-Advisor”).
In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Advisor and CBRE relevant to the Board’s consideration of whether to approve the Advisory Agreement Amendment and the Subadvisory Agreement. In connection with considering approval of the Advisory Agreement Amendment and the Subadvisory Agreement, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Independent Trustees, who provided assistance and advice. The consideration of the Advisory Agreement Amendment and Subadvisory Agreement was conducted by both the full Board and the Independent Trustees, who also voted separately.
During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including: (1) the nature, quality, and extent of the services that the Advisor and CBRE will provide to the New Fund, and the fees that the Advisor will charge to the New Fund; (2) information concerning the business and operations, compliance program and portfolio management teams of the Advisor and CBRE; (3) information describing the New Fund’s anticipated operating expenses; (4) data comparing the proposed fee rate for advisory services to be charged to the New Fund and the expected expense ratio to fees paid by and expense ratios of other registered investment companies with similar investment objectives and policies as that of the New Fund; (5) the extent to which economies of scale would be realized as the New Fund grows; (6) any “fall-out” benefits to be derived by the Advisor or CBRE from its relationship with the Trust; and (7) potential conflicts of interest. The Board considered that the New Fund is an actively managed exchange-traded fund (“ETF”).
In reviewing such factors, the Board relied on certain information, including (1) a copy of the Advisory Agreement Amendment; (2) a copy of the Subadvisory Agreement; (3) information about applicable expense limitation and fee waiver agreements; (4) information describing the Advisor and CBRE and the services provided thereby; (5) information regarding the respective compliance program of the Advisor and CBRE; (6) information regarding the portfolio management team of CBRE; (7) copies of the Form ADV for each of the Advisor and CBRE; (8) memoranda and guidance from legal counsel to the Independent Trustees on the fiduciary responsibilities of trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act; (9) materials provided by each of the Advisor and CBRE in response to a 15(c) request for information from legal counsel to the Independent Trustees; and (10) a presentation by personnel of the Advisor and CBRE. In addition, the Board was provided data comparing the advisory fee and estimated operating expenses (including acquired fund fees and expenses, as applicable) of the New Fund with expenses and performance of other registered investment companies with similar investment objectives and policies. The Trustees also considered their personal experiences as Trustees and participants in the investment management industry, as applicable, including their experiences with the Advisor in respect of series of the Trust and IndexIQ ETF Trust.
In particular, the Trustees including the Independent Trustees, considered and discussed the following with respect to the New Fund:
1.
The nature, extent, and quality of the facilities and services to be provided to the New Fund by IndexIQ and CBRE. The Independent Trustees reviewed the services that IndexIQ and CBRE would provide to the New Fund. In connection with the investment advisory services to be provided to the New Fund, the Independent Trustees noted the responsibilities that IndexIQ and CBRE would have as the New Fund’s investment adviser and sub-adviser, respectively, including overall supervisory responsibility for the general management and investment of the New Fund’s securities portfolio, ultimate responsibility, subject to

Board Review of Investment Advisory Agreements (unaudited) (continued)

oversight by the Board, for daily monitoring and quarterly reporting to the Board, and the implementation of Board directives as they relate to the New Fund.
The Independent Trustees considered IndexIQ’s experience, resources, and strengths in managing other ETFs. The Independent Trustees reviewed CBRE’s experience, resources, and strengths in managing other registered investment companies and investment mandates.  Based on their consideration and review of the foregoing information, the Independent Trustees determined that the New Fund would likely benefit from the nature, quality, and extent of these services, as well as IndexIQ’s and CBRE’s ability to render such services based on their respective experience, operations, and resources.
2.
Comparison of services to be provided and fees to be charged by IndexIQ and other investment advisers to similar clients, and the cost of the services to be provided and profits to be realized by IndexIQ and CBRE from the relationship with the New Fund. The Independent Trustees then compared both the services to be rendered and the proposed fees to be paid pursuant to the Advisory Agreement Amendment with IndexIQ to contracts of other investment advisers with respect to similar ETFs. In particular, the Independent Trustees compared the New Fund’s proposed advisory fees and projected expense ratios for its first year of operations to other ETFs in the New Fund’s peer group. The Independent Trustees also considered that the New Fund will have in place an Expense Limitation Agreement to limit the total operating expenses until such Expense Limitation Agreement is terminated by the Board.

The Independent Trustees also considered that IndexIQ would pay the sub-advisory fee to CBRE pursuant to the Subadvisory Agreement. They considered the level of such sub-advisory fee in the context of the services to be provided by CBRE to the New Fund.
After comparing the New Fund’s proposed fees with those of other funds in the New Fund’s peer group, and in light of the nature, quality, and extent of services proposed to be provided by IndexIQ and CBRE and the costs expected to be incurred by IndexIQ and CBRE in rendering those services, the Independent Trustees concluded that the fees proposed to be paid to IndexIQ and CBRE with respect to the New Fund were fair and reasonable.
3.
IndexIQ’s and CBRE’s profitability and the extent to which economies of scale would be realized as the New Fund grows and whether fee levels would reflect such economies of scale. The Independent Trustees next considered that the New Fund had not yet commenced operations at the time and information regarding economies of scale and the costs and profitability of IndexIQ and CBRE in connection with its serving as investment adviser and sub-adviser, respectively to the New Fund, was not available. Therefore, the Board made no determination with respect to economies of scale or the impact of the New Fund on IndexIQ’s or CBRE’s profitability.

4.
Investment performance of IndexIQ and CBRE. Because the New Fund has not commenced operations, the Independent Trustees could not consider the investment performance of the New Fund, but did take into account the experience of CBRE and the investment strategies developed for the New Fund by CBRE.

Conclusion. No single factor was determinative to the decision of the Independent Trustees. Based on the foregoing and such other matters as were deemed relevant, the Independent Trustees concluded that the terms of the Advisory Agreement Amendment and the Subadvisory Agreement with CBRE were reasonable and fair to the New Fund and to recommend to the Board the approval of the Advisory Agreement Amendment and Subadvisory Agreement.
As a result, all of the Board members, including the Independent Trustees, determined that the Advisory Agreement Amendment and the Subadvisory Agreement are each in the best interests of the New Fund and its shareholders.
Approval Relating To Annual Continuation of the Advisory Agreement and Sub-Advisory Agreements
The Board (the members of which are referred to as “Trustees”) met in person on March 30, 2023, to consider the approval of the continuation, for an additional year, of the Advisory Agreement with respect to the series of the Trust for which the agreement applies (the “Funds”). The Board noted that the Advisory Agreement was

Board Review of Investment Advisory Agreements (unaudited) (continued)

between the Trust and IndexIQ Advisors LLC (the “Advisor”). In addition, the Board considered the continuation of the Sub-Advisory Agreement between the Advisor and MacKay Shields LLC (“MacKay”), with respect to the IQ MacKay ESG Core Plus Bond ETF, IQ MacKay Municipal Insured ETF, IQ MacKay Municipal Intermediate ETF and IQ MacKay California Municipal Intermediate ETF and the Sub-Advisory Agreement between the Advisor and NYL Investors LLC (“NYL Investors”), with respect to the IQ Ultra Short Duration ETF (MacKay and NYL Investors, collectively, the “Sub-Advisors” and each a “Sub-Advisor”).
In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Advisor relevant to the Board’s consideration of whether to approve the continuation of the Advisory Agreement with respect to the Funds, and from the Sub-Advisors and the Advisor relevant to the Board’s consideration of whether to approve the continuation of each Sub-Advisory Agreement as it relates to IQ MacKay ESG Core Plus Bond ETF, IQ MacKay Municipal Insured ETF, IQ MacKay Municipal Intermediate ETF, IQ MacKay California Municipal Intermediate ETF and IQ Ultra Short Duration ETF (each a “Sub-Advised Fund” and collectively, the “Sub-Advised Funds”). In connection with considering approval of the continuation of the Advisory Agreement and Sub-Advisory Agreements, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Independent Trustees, who provided assistance and advice. The consideration of the continuation of the Advisory Agreement and Sub-Advisory Agreements was conducted by both the full Board and the Independent Trustees, who also voted separately.
During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including: (1) the nature, extent and quality of the services provided by the Advisor to the Funds and by MacKay and NYL Investors with respect to the Sub-Advised Funds, and the fees charged by the Advisor and each Sub-Advisor; (2) information concerning the business and operations, compliance program and portfolio management teams of the Advisor and each Sub-Advisor; (3) the expense levels of each Fund; (4) the investment performance of the Funds; (5) the costs of the services provided and profits realized by the Advisor and its affiliates from the relationship with the Trust, including expense limitation agreements and fee waiver agreements between the Advisor and certain Funds; (6) the extent to which economies of scale would be realized as each Fund grows; (7) any “fall-out” benefits derived or to be derived by the Advisor or each Sub-Advisor from their relationships with the Trust; and (8) potential conflicts of interest. The Board considered that the Funds were actively managed exchange-traded funds (“ETFs”).
In reviewing such factors, the Board relied on certain information, including (1) a copy of the Advisory Agreement; (2) a copy of each Sub-Advisory Agreement; (3) information about applicable expense limitation and fee waiver agreements; (4) information describing the Advisor, MacKay and NYL Investors and the services provided thereby; (5) information regarding the respective compliance program and portfolio management teams of the Advisor and each Sub-Advisor; (6) copies of the Form ADV for each of the Advisor and each Sub-Advisor; (7) memoranda and guidance from legal counsel to the Independent Trustees on the fiduciary responsibilities of trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act; (8) materials provided by each of the Advisor and each Sub-Advisor in response to a 15(c) request for information from legal counsel to the Independent Trustees; and (9) a presentation by personnel of the Advisor. In addition, the Board was provided data comparing the advisory fees and operating expenses (including acquired fund fees and expenses, as applicable) of the Funds with expenses and performance of other registered investment companies with similar investment objectives and policies. The Trustees also considered their personal experiences as Trustees and participants in the investment management industry, as applicable, including their experiences with the Advisor in respect of series of the Trust and IndexIQ ETF Trust.
In particular, the Trustees including the Independent Trustees, considered and discussed the following with respect to the Funds:
1.
The nature, extent and quality of the facilities and services provided by the Advisor and each Sub-Advisor. The Board reviewed the services that the Advisor and each Sub-Advisor provide to the respective Funds, noting that they had continually reviewed and overseen such services throughout the past year. The Board

Board Review of Investment Advisory Agreements (unaudited) (continued)

noted the responsibilities that the Advisor and the Sub-Advisors have as the investment advisor and sub-advisors to the respective Funds, including overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, monitoring fund compliance with regulatory requirements and Fund objectives and policies, daily monitoring of the portfolio, overseeing Fund service providers, providing officers for the Funds, ongoing reporting to the Board, and the implementation of Board directives as they relate to the Funds.
The Board reviewed the Advisor’s and each Sub-Advisors’ experience, resources, and strengths in managing ETFs and other investment mandates, including the Advisor’s management of the Funds and the funds of the IndexIQ ETF Trust. The Board also considered the experience of each Sub-Advisor’s team in managing strategies and asset classes similar to the Sub-Advised Funds, and their tenure in managing the portfolios of the operational Sub-Advised Funds. The Board also noted and discussed with the Advisor the resources and additional support and personnel from its affiliates New York Life Investment Management LLC (“NYLIM”) and New York Life Insurance Company, which resources enhance and support the work of the Advisor’s officers and staff. The Board also considered the tenure and experience of the personnel at the Advisor providing management and administrative services to the Funds. The Board also considered the Advisor’s marketing and distribution strategy, including the various services engaged by the Advisor in seeking to market and grow assets in the Funds.
Based on their consideration and review of the foregoing information, the Board concluded that each Fund was likely to continue to benefit from the nature, quality, and extent of these services, as well as the Advisor’s and each Sub-Advisor’s ability to render such services based on its personnel, experience, operations, and resources.
2.
Comparison of services provided and fees charged by the Advisor and each Sub-Advisor and other investment advisors to similar clients, and the cost of the services provided and profits realized by the Advisor and each Sub-Advisor from their relationships with the respective Funds. The Board then compared both the services rendered and the fees paid with respect to the Funds pursuant to the Advisory Agreement and each Sub-Advisory Agreement to contracts of other registered investment advisors providing services to similar ETFs. The Board also considered that the Advisor is responsible for payment of the sub-advisory fee to the Sub-Advisors pursuant to each Sub-Advisory Agreement, and that shareholders of the Sub-Advised Funds do not directly pay the sub-advisory fee.

In particular, the Board compared each Fund’s advisory fee and expense ratio (including acquired fund fees and expenses, as applicable) to other investment companies considered to be in each such Fund’s peer group. The Advisor presented information on how peer groups were selected for the Funds and explained that peer groups were selected using an objective methodology by a NYLIM team.
The Board noted that certain Funds had peer groups of limited size and, in certain cases, with substantial differences in portfolio management and operational costs. The Board was presented with information describing the Funds’ performance and fees, with information relative to peer groups. The Board considered unique characteristics of certain Funds relative to peer groups, particularly where such Funds had fee or total expense ratios that diverged from the median levels of the applicable peer group. The Board also discussed price pressure in the general ETF marketplace and the impact of market pressures on the price levels for actively managed ETFs such as the Funds. The Board considered the level of each of the fees under the Advisory Agreement in the context of the services being provided.
Additionally, the Trustees considered that the Advisor had put in place expense limitation agreements whereby the Advisor reimburses expenses and/or waives fees to limit the impact above set thresholds of certain expenses on shareholders of the Funds. The Board noted that such expense limitation agreements were reflected in the peer group analysis provided by the Advisor. The Board further noted that the Advisor had put in place permanent expense limitation and/or fee waiver agreements for certain Funds, which were subject to termination by the Board.

Board Review of Investment Advisory Agreements (unaudited) (continued)

After comparing each Fund’s fees with those of other investment companies in the Fund’s peer group, and in light of the nature, quality, and extent of services provided by the Advisor and each Sub-Advisor and the costs incurred by the Advisor and each Sub-Advisor in rendering those services, the Board concluded that the level of fees paid (or proposed to be paid) to the Advisor with respect to each Fund and to the Sub-Advisors with respect to each Sub-Advised Fund, is fair and reasonable.
3.
The Advisor’s, MacKay’s and NYL Investors’ profitability and the extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale. The Board discussed with the Advisor the costs and profitability of the Advisor in connection with its serving as investment advisor to each Fund, including operational costs. The Board also discussed additional resources available to the Advisor as part of a larger organization, including the investment of financial and human resources into the Advisor and additional support to market and distribute the Funds.

The Board considered information regarding the strategy of the Advisor to grow assets in the Funds during the calendar year, including the marketing and distribution details that were provided in the Board materials. The Board reviewed the net asset levels of the Funds and the impact of both high and low asset levels on such Funds. The Advisor presented to the Board information on the operating profits on a year over year basis. The Board also considered the impact of future asset growth on the services required and fees paid to each Sub-Advisor, noting again that such fees were paid by the Advisor out of its management fees. The Board considered whether the continued operation of certain Funds that had not attracted significant assets under management would be profitable to the Advisor and determined to continue to review the asset levels of the Funds in relation to the Advisor’s profitability. The Board also noted the existence of the Expense Limitation Agreement, and its respective impact on costs to shareholders and profitability of the Advisor.
The Board concluded that the fees paid to the Advisor and the Sub-Advisors, respectively, were reasonable when considering the relative asset levels and profitability of the Funds to the Advisor.
4.
Investment performance of the Funds. The Board considered the investment performance of the existing Funds. In particular, the Board considered the investment performance of the Funds relative to their stated objectives and the success of the Advisor and each Sub-Advisor in reaching such objectives. The Board considered each Fund’s investment performance compared to its benchmark and peer group. The Board considered that certain Funds had recently launched and had limited performance and operational history to consider.

The Board concluded that the investment performance of the Funds supported the approval of the Advisory Agreement and each Sub-Advisory Agreement.
The Board agreed that it had been furnished with sufficient information, both at the meeting and in its ongoing oversight of the Funds, to make an informed business decision with respect to the Advisory Agreement for the Funds and, with respect to the Sub-Advised Funds, the Sub-Advisory Agreements. Based on the foregoing and such other matters as were deemed relevant, and while no single factor was determinative in the decision, the Independent Trustees concluded that the terms of the Advisory Agreement with the Advisor and the Sub-Advisory Agreements between the Advisor and each Sub-Advisor were reasonable and fair to the Funds and to recommend to the Board the approval of the Advisory Agreement and Sub-Advisory Agreements. As a result, all of the Board members, including the Independent Trustees, determined that the continuation of the Advisory Agreement with the Advisor and continuation of each Sub-Advisory Agreement was in the best interests of each applicable Fund and its shareholders. The Board and the Independent Trustees, voting separately, approved the continuation of the Advisory Agreement and Sub-Advisory Agreements for an additional one-year period.

Board of Trustees and Officers (unaudited)

The Board oversees the IndexIQ ETF Trust, IndexIQ Active ETF Trust, the Advisor and the Subadvisors. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds’ Trustees and Officers and is available without charge, upon request by calling 1-888-474-7725.
Independent Trustees
Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Lofton Holder, 1964	Trustee	Since June 2022	Retired; formerly, Managing Partner and Co-Founder, Pine Street Alternative Asset Management, (2011 – 2019).	29	Board Member, Golub Capital BDC, Inc., Golub Capital BDC 3, Inc., and Golub Capital Direct Lending Corporation (each, a business development company) (2021 – present); Board Member, Manning & Napier (investment manager) (2021 – present).
Michael A. Pignataro, 1959	Trustee	Since April 2015	Retired; formerly, Director, Credit Suisse Asset Management (2001 to 2012); and Chief Financial Officer, Credit Suisse Funds (1996 to 2013).	29	The New Ireland Fund, Inc. (closed-end fund) (2015 to 2023).
Paul D. Schaeffer, 1951	Trustee Chair of the Board	Since April 2015 Since March 2023	President, ASP (dba Aspiring Solution Partners) (financial services consulting) (2013 to present); Consultant and Executive Advisor, Aquiline Capital Partners LLC (private equity investment) (2014 to present).	29	Management Board Member, RIA in a Box LLC (financial services consulting) (2018 to 2021); Context Capital Funds (mutual fund trust) (2 Portfolios) (2014 to 2018); Management Board Member, Altegris Investments, LLC (registered broker-dealer) (2016 to 2018); Management Board Member, AssetMark Inc. (financial services consulting) (2016 to 2017); PopTech! (conference operator) (2012 to 2016); Board Member, Pathways Core Training (nonprofit) (2019 to present); Board

Board of Trustees and Officers (unaudited) (continued)

Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
					Member, Center for Collaborative Investigative Journalism (non-profit) (2020 – present).
Michelle A. Shell, 1975	Trustee	Since June 2022	Visiting Scholar, Harvard Business School (2020 to present); Visiting Assistant Professor of Operations Management, Boston University Questrom School of Business (2020 to present); Business researcher and consultant, self-employed (2013 – 2020).	29	U.S. Charitable Gift Trust (public charity offering donor-advised funds and trust products) (2017 – present); Pathstone (investment advisory firm offering comprehensive family office services) (2022 – present).
Interested Trustee
Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Kirk C. Lehneis, 1974(4)	President	Since January 2018	Chief Operating Officer and Senior Managing Director, New York Life Investment Management LLC (since 2016); Chief Executive Officer, IndexIQ Advisors LLC (since 2018); Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds, MainStay Funds Trust, and MainStay VP Funds Trust (since September 2017); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021).	29	None.

Board of Trustees and Officers (unaudited) (continued)

Officers
Names and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Jack R. Benintende, 1964	Vice President	Since March 2023	Chief Operating Officer, IndexIQ Advisors LLC (since February 2023), Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007) and MainStay Funds Trust (since 2009).
Adefolahan Oyefeso, 1974	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since April 2018	Vice President of Operations & Finance, IndexIQ Advisors (2015 to present); Director of the Fund Administration Client Service Department at The Bank of New York Mellon (2007 to 2015).
Matthew V. Curtin, 1982	Secretary and Chief Legal Officer	Since June 2015	Chief Legal Officer, IndexIQ Advisors LLC (since 2015), Chief Compliance Officer, IndexIQ ETF Trust and IndexIQ Active ETF Trust (June 2015 to January 2017); Associate General Counsel, New York Life Insurance Company (since 2015).
Kevin M. Gleason, 1966	Chief Compliance Officer	Since June 2022	Chief Compliance Officer, IndexIQ ETF Trust and IndexIQ Active ETF Trust, The MainStay Funds, MainStay Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay VP Funds Trust (since 2022); Senior Vice President, Voya Investment Management, LLC and Chief Compliance Officer, Voya Family of Funds (2012 to 2022).

(1)
The address of each Trustee or officer is c/o IndexIQ Advisors, 51 Madison Avenue, New York, New York 10010.

(2)
Trustees and Officers serve until their successors are duly elected and qualified.

(3)
The Fund is part of a “fund complex” as defined in the 1940 Act. The fund complex includes all operational open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment advisor that is an affiliated person the Advisor.

(4)
Mr. Lehneis is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

IndexIQ Active ETF Trust
Annual Report | April 30, 2023
IQ Ultra Short Duration ETF (ULTR)
Q MacKay ESG Core Plus Bond ETF (ESGB)
IQ MacKay Multi-Sector Income ETF (MMSB)
IQ MacKay ESG High Income ETF (IQHI)
IQ MacKay Municipal Insured ETF (MMIN)
Q MacKay Municipal Intermediate ETF (MMIT)
IQ MacKay California Municipal Intermediate ETF (MMCA)
IQ Winslow Large Cap Growth ETF (IWLG)
IQ Winslow Focused Large Cap Growth ETF (IWFG)
Investment Advisor
IndexIQ Advisors LLC
51 Madison Avenue
New York, NY 10010
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Custodian/Fund Administrator/Transfer Agent
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Legal Counsel
Chapman and Cutler LLP
1717 Rhode Island Avenue
Washington, DC 20036
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

5022333ME11a-06/23

The Report to Shareholders is attached herewith.

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has one audit committee financial expert serving on its Audit Committee, an “independent” Trustee, Michael Pignataro. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $167,592 for 2023 and $93,200 for 2022.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2022.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2023 and $0 for 2022.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $0 for 2022.

(e)(1)	Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(e)(2)	With respect to the services described in each of Items 4(b) through (d), no amount was approved by the audit committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the principal accountant for services rendered to the registrant’s investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were (i) approximately $13,219,000 for the fiscal year ended April 30, 2023, and (ii) $12,492,273 for the fiscal year ended April 30, 2022.

(h)	The registrant’s Audit Committee has determined that the non-audit services rendered by the principal accountant for the fiscal year ended April 30, 2023 to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of the principal accountant during the relevant time period.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the members of such committee are Michael Pignataro Michelle Shell, Lofton Holder and Paul Schaeffer.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of v the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	IndexIQ Active ETF Trust

By (Signature and Title)	/s/ Kirk C. Lehneis
Kirk C. Lehneis
(Principal Executive Officer)

Date	June 30, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Kirk C. Lehneis
Kirk C. Lehneis
(Principal Executive Officer)

Date	June 30, 2023

By (Signature and Title)	/s/ Adefolahan O. Oyefeso
Adefolahan O. Oyefeso
(Principal Financial Officer)

Date	June 30, 2023